UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Amendment No. 2)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Local Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

OF LOCAL CORPORATION

to be held

August 6, 2013

and

PROXY STATEMENT

IMPORTANT

Please mark, sign and date your proxy

and promptly return it in the enclosed envelope

7555 Irvine Center Drive

Irvine, CA 92618

June 28, 2013

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Local Corporation on August 6, 2013, at 9:00 a.m., local time, at the offices of Dorsey & Whitney LLP, Plaza Tower, 600 Anton Boulevard, Suite 2000, Costa Mesa, CA 92626. We look forward to greeting those stockholders who are able to attend.

At the meeting, you are being asked to elect Heath B. Clarke, as our Class III member to our Board of Directors; to ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending 2013; to approve the Local Corporation 2013 Employee Stock Purchase Plan; to approve, in accordance with Nasdaq Marketplace Rules, the issuance of shares our common stock underlying convertible notes and warrants previously issued by us, in an amount equal to or in excess of 20% of our common stock outstanding before the issuance of our common stock underlying such convertible notes and warrants; and to provide an advisory vote on executive compensation disclosed in this proxy statement.

It is very important that your shares are represented and voted at the meeting, whether or not you plan to attend. Accordingly, please sign, date, and return your proxy in the enclosed envelope at your earliest convenience.

As always, your interest and participation in the affairs of Local Corporation are greatly appreciated. Thank you for your continued support.

Sincerely,

The Board of Directors

Local Corporation

7555 Irvine Center Drive

Irvine, CA 92618

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held August 6, 2013

June 28, 2013

To our Stockholders:

The 2013 Annual Meeting of Stockholders of Local Corporation (the “Company”) will be held at the offices of Dorsey & Whitney LLP, Plaza Tower, 600 Anton Boulevard, Suite 2000, Costa Mesa, CA 92626 on August 6, 2013, beginning at 9:00 a.m. PT for the following purposes, each as more fully described in the proxy statement accompanying this Notice:

(1) To elect one director as our Class III member of the Company’s Board of Directors for a three-year term expiring in 2016;

(2) To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

(3) To approve the Local Corporation Employee Stock Purchase Plan;

(4) To approve, in accordance with Nasdaq Marketplace Rules, the issuance of shares our common stock underlying convertible notes and warrants previously issued by us, in an amount equal to or in excess of 20% of our common stock outstanding before the issuance of our common stock underlying such convertible notes and warrants;

(5) To approve our named executive officer compensation as disclosed in this proxy statement; and

(6) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on June 13, 2013, as the record date for determining the stockholders entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof.

All of our stockholders are cordially invited to attend the annual meeting in person. It is important that your shares be represented; therefore, even if you presently plan to attend the Annual Meeting, PLEASE COMPLETE, SIGN AND DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED. If you do attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at that time in accordance with the procedures set forth in the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on August 6, 2013. The Notice of Annual Meeting of Stockholders, Proxy Statement and 2012 Annual Report on Form 10-K are also available at http://ir.local.com/proxy

Your vote is very important regardless of the number of shares you own, please read the attached proxy statement carefully, and complete, sign, date and return the enclosed proxy card or voting instruction form as promptly as possible.

By Order of the Board of Directors,

HEATH B. CLARKE

Chief Executive Officer and Chairman

7555 Irvine Center Drive

Irvine, CA 92618

PROXY STATEMENT

This proxy statement is furnished to the stockholders of Local Corporation (the “Company,” “Local,” “Local Corporation,” “we,” “us” or “our”), a Delaware corporation, in connection with the solicitation by the Board of Directors of Local of proxies for use at the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on August 6, 2013, beginning at 9:00 a.m., PT, at the offices of Dorsey & Whitney LLP, Plaza Tower, 600 Anton Boulevard, Suite 2000, Costa Mesa, CA 92626, and at any postponements or adjournments thereof. This Proxy Statement and the accompanying Proxy are first being mailed to our stockholders on or about June 21, 2013. When your proxy is properly executed and returned, the shares it represents will be voted in accordance with any directions noted thereon.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 6, 2013: The Notice of Annual Meeting of Stockholders, Proxy Statement and 2012 Annual Report on Form 10-K are also available at http://ir.local.com/proxy.

QUESTIONS AND ANSWERS ABOUT THE 2013 ANNUAL MEETING AND VOTING

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this proxy statement, including:

•	To elect one director as our Class III member of the Company’s Board of Directors (the “Board”) for a three-year term expiring in 2016 (Proposal 1);

•	To ratify the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 (Proposal 2);

•	To approve the Local Corporation Employee Stock Purchase Plan (Proposal 3);

•

To approve, in accordance with Nasdaq Marketplace Rules, the issuance of shares our common stock underlying convertible notes and warrants previously issued by us, in an amount equal to or in excess of 20% of our common stock outstanding before the issuance of our common stock underlying such convertible notes and warrants (Proposal 4);

•	To approve our named executive officer compensation as disclosed in this proxy statement (Proposal 5);

•	To transact such other business as may properly come before the meeting.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on June 13, 2013, the record date for the Annual Meeting, are entitled to receive notice of and to participate in the Annual Meeting. If you were a stockholder of record on the close of business on June 13, 2013, you will be entitled to vote all of the shares that you held at that time at the Annual Meeting, or any postponements or adjournments of the Annual Meeting. A list of such stockholders will be available for examination by any stockholder at the Annual Meeting and, for any purpose germane to the Annual Meeting, at our principal business office, 7555 Irvine Center Drive, Irvine, CA 92618, for a period of ten days prior to the Annual Meeting.

How many shares of our Common Stock are outstanding and what are the voting rights of the holders of those shares?

On June 13, 2013, the record date for the Annual Meeting, 22,877,436 shares of our common stock, $0.00001 par value (our “Common Stock”) were outstanding. Each of the holders of the outstanding shares of our Common Stock on the record date will be entitled to one vote on each matter for each share of Common Stock held.

Who can attend the Annual Meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting, and guests may accompany each attendee. Registration will begin at 8:45 a.m., and seating will begin immediately thereafter. If you attend, please note that you may be asked to present valid picture identification, such as a driver’s license or passport. Please also note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the Annual Meeting.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the Common Stock issued and outstanding on the record date, will constitute a quorum, permitting the Annual Meeting to conduct its business. Proxies marked “withheld” as to any director nominee or “abstain” as to a particular proposal are counted by us for purposes of determining the presence or absence of a quorum at the Annual Meeting for the transaction of business. Broker non-votes (i.e., shares that are not voted by the broker who is the record holder of the shares because the broker is not instructed to vote by the actual owner of the shares and does not have discretionary authority to vote such shares) will also be included in the calculation of the number of votes considered to be present at the meeting for purposes of a quorum. Brokers or other nominees who hold shares of our Common Stock in street name for a beneficial owner of those shares generally have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, we may adjourn the Annual Meeting, either with or without the vote of the stockholders. If we propose to have the stockholders vote whether to adjourn the Annual Meeting, the proxy holders will exercise their discretion to vote all shares for which they have authority in favor of the adjournment.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder and attend the Annual Meeting, you may vote in person. We encourage you, however, to submit the enclosed proxy card in advance of the Annual Meeting. In addition, ballots will be available for registered stockholders to vote in person at the Annual Meeting. Stockholders who hold their shares in “street name” may vote in person at the Annual Meeting only by obtaining a proxy form from the broker or other nominee that holds their shares.

Can I vote by telephone or electronically?

If you are a registered stockholder (that is, if you hold your stock in certificate form) you may not vote by telephone or electronically since we do not have that capability. Registered stockholders must follow the instructions included with that proxy card. If your shares are held in “street name,” please check the proxy card you received from your broker or nominee or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically and what deadlines may apply to your ability to vote your shares by telephone or electronically.

Can I change my vote after I return my proxy card?

Yes. As a registered stockholder, you may change your vote (also known as revoking your proxy) at any time before the proxy is voted at the Annual Meeting by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. Written notice of revocation and other communications with respect to the revocation of proxies should be addressed to Local Corporation, 7555 Irvine Center Drive, Irvine, CA 92618, Attn: Corporate Secretary. In addition, the powers of the proxy holders will be suspended if you attend the Annual Meeting in person and request that your proxy be suspended, although attendance at the Annual Meeting will not by itself revoke a previously granted proxy. If your shares are held in “street name,” please check the proxy card you received from your broker or nominee or contact your broker or nominee to determine how to change your vote.

Who will bear the cost of soliciting votes for the Annual Meeting?

The solicitation of proxies will be conducted by mail, and we will bear the costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial holders of Common Stock. We may conduct further solicitation personally, telephonically, through the Internet or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation. We may generate other expenses in connection with the solicitation of proxies for the Annual Meeting. To date the total expenses incurred by us in connection with the solicitation of proxies is approximately $15,000 and an additional $15,000 in expenses is anticipated.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board’s recommendation is set forth together with the description of each proposal in this proxy statement. In summary, the Board recommends a vote:

•	FOR the election of one director as a Class III member of the Company’s Board, as described under Proposal 1 herein;

•

FOR the ratification of the Board of Directors’ appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013, as described under Proposal 2 herein;

•	FOR the approval of the Local Corporation Employee Stock Purchase Plan, as described under Proposal 3 herein;

•

FOR the approval of, in accordance with Nasdaq Marketplace Rules, the issuance of shares our common stock underlying convertible notes and warrants previously issued by us, in an amount equal to or in excess of 20% of our common stock outstanding before the issuance of our common stock underlying such convertible notes and warrants, as described under Proposal 4 herein; and

•	FOR the approval of named executive officer compensation as disclosed in this proxy statement, as described under Proposal 5 herein.

With respect to other business that may properly come before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

What does it mean if I receive more than one proxy card?

If your shares are registered differently and are in more than one account, you will receive more than one proxy card. To ensure that all your shares are voted, sign and return all proxy cards.

What vote is required to approve each of the proposals?

For Proposal 1: We have adopted, pursuant to our bylaws, a plurality voting standard with respect to the election of directors. As such, the nominee for Class III director with the highest number of affirmative votes of the outstanding shares present or represented by proxy and entitled to vote at the Annual Meeting (in other words, a plurality), shall be elected as our Class III director to serve until our annual meeting of stockholders in 2016 and/or until his successor is duly elected and qualified. As brokers will not have discretionary voting power on the election of our Class III director at the Annual Meeting, there will be “broker non-votes” for such matter. If you do not instruct your broker how to vote with respect to the election of our Class III director, your broker may not vote with respect to this proposal and those votes will be counted as “broker non-votes.” “Broker non-votes” will not count as votes “For” or to “Withhold Authority.”

For Proposal 2: The proposal to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm requires the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on such proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of a proposal. Accordingly, an abstention will have the effect of a vote “Against” that proposal. Additionally, brokers may have discretionary authority to vote on the ratification of our independent registered public account firm and, as such, there would not be expected to be broker non-votes in connection with that proposal.

For Proposal 3: The proposal to approve the Local Corporation Employee Stock Purchase Plan requires the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on such proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of a proposal. Accordingly, an abstention will have the effect of a vote “Against” that proposal. Brokers do not have discretionary authority to vote on Proposal 3, and therefore there may be broker non-votes on Proposal 3. Broker non-votes will not affect the outcome of the vote on Proposal 3 and will not be counted in determining the number of shares necessary for approval of such proposal.

For Proposal 4: The proposal to approve, in accordance with Nasdaq Marketplace Rules, the issuance of shares our common stock underlying convertible notes and warrants previously issued by us, in an amount equal to or in excess of 20% of our common stock outstanding before the issuance of our common stock underlying such convertible notes and warrants requires the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on such proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of a proposal. Accordingly, an abstention will have the effect of a vote “Against” that proposal. Brokers do not have discretionary authority to vote on Proposal 4, and therefore there may be broker non-votes on Proposal 4. Broker non-votes will not affect the outcome of the vote on Proposal 4 and will not be counted in determining the number of shares necessary for approval of such proposal.

For Proposal 5: The proposal to approve our named executive officer compensation, as described in this proxy statement, requires the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on such proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of a proposal. Accordingly, an abstention will have the effect of a vote “Against” that proposal. Brokers do not have discretionary authority to vote on Proposal 5, and therefore there may be broker non-votes on Proposal 5. Broker non-votes will not affect the outcome of the vote on Proposal 5 and will not be counted in determining the number of shares necessary for approval of such proposal.

What effect do abstentions and broker non-votes have on the proposals?

In all matters other than the election of directors, abstentions have the same effect as votes “AGAINST” a matter. A “broker non-vote” occurs on an item when a broker identified as the record holder of shares is not permitted to vote on that item without instruction from the beneficial owner of the shares and no instruction has been received. A broker is entitled to vote shares held for a beneficial holder on routine matters, such as the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm, without instructions from the beneficial holder of those shares. As such, your shares will count for purposes of determining whether a quorum exists for the Annual Meeting if your broker votes on the routine matter, with or without your proxy. However, brokers are no longer permitted to vote on the election of directors without instruction from the beneficial owner of the shares.

Who will count the votes?

Members of the Company’s management will tabulate the votes and act as Inspector of Elections.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the annual meeting and publish final results in a current report on Form 8-K.

How do I obtain a separate set of proxy materials if I share an address with other stockholders?

As permitted by applicable law, for stockholders who have requested a printed copy of the proxy materials, only one copy of the proxy materials, which include the proxy statement and the 2012 Annual Report, is being delivered to stockholders with the same last name residing at the same address, unless such stockholders have notified us of their desire to receive multiple copies of the proxy materials. We will promptly deliver within 30 days, upon oral or written request, a separate copy of the proxy materials to any stockholder residing at an address to which only one copy was mailed. If you are a stockholder at a shared address to which we delivered a single copy of the proxy materials and you desire to receive a separate copy of this proxy statement and/or the 2012 Annual Report, or if you desire to receive a separate copy of this proxy statement and/or annual report in the future, or if you are a stockholder at a shared address to which we delivered multiple copies of the proxy materials and you desire to receive one copy in the future, please submit your request by mail to Investor Relations, Local Corporation, 7555 Irvine Center Drive, Irvine, CA 92618, or by telephone at (949) 784-0800.

If a broker, bank or other nominee holds your Local shares, please contact your broker, bank or other nominee directly if you have questions, require additional copies of this proxy statement and/or the 2012 Annual Report, or wish to receive multiple copies of proxy materials in the future if you reside at the same address as another stockholder and only one copy was delivered to you.

Are proxy materials for the 2013 Annual meeting available electronically?

Yes. This proxy statement and the 2012 Annual Report are available electronically at http://ir.local.com/proxy.

Why are we seeking stockholder approval for Proposal No. 3?

As more fully described in the section titled Proposal 3 in this Proxy, the Board of Directors adopted the Local Corporation 2013 Employee Stock Purchase Plan (the “ESP Plan”) to allow our employees to purchase our common stock at a discount using payroll deductions. Stockholder approval of the ESP Plan would entitle our employees to receive special tax treatment provided by the Internal Revenue Code of 1986, as amended (the “Code”). The purpose of the ESP Plan is to provide our employees with an opportunity to purchase shares of our common stock.

Why are we seeking stockholder approval for Proposal No. 4?

As more fully described in the section titled Proposal 4 in this Proxy, in April 2013, we issued $5,000,000 aggregate principal amount of our 7% Convertible Subordinated Notes due April 2015 (the “Notes”), which are convertible into shares of our common stock, and warrants (the “Warrants”) that are exercisable into shares of our common stock. Subject to stockholder approval of the Proposal, the Notes and Warrants will be fully convertible into shares of our Common Stock. In the absence of stockholder approval, the Notes and Warrants contain provisions which limit the total amount of shares of Common Stock into which the Notes and Warrants may be converted to19.99% in the aggregate to all Investors. In the event that, but for the foregoing cap on total conversion, the Investors would be entitled to convert their Notes and exercise their Warrants into shares of

Common Stock in excess of 19.99% in the aggregate as a result of the impact of certain volume weighted price adjustment provisions in the Notes and Warrants, then a default interest rate of eighteen percent (18%) shall be applied to that portion of the Notes which are not convertible into shares of Common Stock and certain other rights and terms may become applicable.

Nasdaq Marketplace Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction (other than a public offering) involving the sale, issuance or potential issuance by us of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

The Notes contain provisions which allow us to pay our interest obligations under the Notes in shares of our Common Stock instead of cash. If we elect to pay our interest obligations under the Notes in shares of our Common Stock, the number of shares to be issued in satisfaction of such interest obligations would be determined by dividing such interest obligation amount by 93% of the market price of our common stock as of the applicable payment date. The “market price” of our Common Stock is the lesser of (i) the closing sale price of our Common Stock on the date before the applicable payment date and (ii) the volume weight average price over the 20 trading day period prior to the date before the applicable payment date. Since the price at which our Common Stock is converted into the interest obligation amount is at a discount to the market price and there is no guarantee as to what the market price will be, a potentially unlimited number of additional shares of our Common Stock could be used to pay these obligations.

Initially, the Notes are convertible in 2,487,562 shares of our Common Stock and the Warrants are exercisable into 746,268 shares of our Common Stock, at a price of $2.01 per share. However, the terms of the Notes also allow us to issue shares of our Common Stock in satisfaction of our interest obligations under the Notes. Additionally, the Notes and the Warrants contain certain volume weighted price adjustment provisions which, if triggered, will lower the price at which the Notes are convertible into shares of Common Stock and the price at which the Warrants are exercisable for shares of Common Stock in certain circumstances. Under the terms of the Notes, the conversion price of the Notes can fluctuate in the event (i) there is an event of default under the Notes, the holders of the Notes elect to use the alternative conversion price to convert their Notes, and the alternative conversion price is less than the then-current conversion price for the Notes, (ii) we undertake certain stock dividends, split, combinations, distributions, or (iii) we undertake certain issuances of Common Stock or convertible securities at prices lower than the then-current conversion price for the Notes. In such instances, the conversion price of the Notes can fluctuate lower than the current conversion price of $2.01 per share. Under the terms of the Warrants, the exercise price of the Warrants can fluctuate in the event (i) we undertake certain stock dividends, split, combinations, distributions, or (ii) we undertake certain issuances of Common Stock or convertible securities at prices lower than the then-current exercise price for the Warrants. In such instances, the number of shares of Common Stock for which the Warrants are issuable can fluctuate higher and the exercise price of the Warrants can fluctuate lower than the current exercise price of $2.01 per share. Taking into account the use of Common Stock to pay our interest obligations under the Notes and the potential for the volume weighted price adjustment provisions to be triggered in the circumstances set forth above, the investors could be entitled to convert the Notes and exercise the Warrants into 20% or more of our Common Stock, if not for the aggregate cap on conversion. If this were to happen and the investors were unable to fully convert the Notes and exercise the Warrants as a result of this aggregate cap, then a default interest rate of eighteen percent (18%) will be applied to that portion of the Notes which are not convertible into shares of Common Stock and certain other rights and terms may become applicable. Therefore, we are asking our stockholders to approve the issuance of 20% or more of our outstanding common stock in accordance with the NASDAQ Marketplace Rule 5635(d).

PROPOSAL 1 — ELECTION OF DIRECTORS

Our Amended and Restated Certificate of Incorporation, as amended, provides for a Board comprised of not less than three nor more than seven directors and authorizes the Board to set the number of directors within that range by a majority vote from time to time. Our Amended and Restated Certificate of Incorporation, as amended, also divides our

Board into three classes with staggered terms. Our number of directors is currently set at five with two directors in each of Class I and II and one director in Class III. The number of directors was increased from four to five with the appointment of Frederick G. Thiel on January 16, 2013. Mr. Thiel will serve as a Class II director until the 2015 Annual Meeting. At the 2013 Annual Meeting, only the Class III director will be elected and the Board has nominated Heath B. Clarke for election as the Class III director. Unless you specifically withhold authority in the attached proxy for the election of Mr. Clarke as a Class III director, the person named in the attached proxy will vote FOR the election of Heath B. Clarke. Mr. Clarke will be elected to serve a three year term expiring at the annual meeting in 2016 and until his successor has been duly elected and qualified, or until his earlier resignation or removal.

Our nominee has consented to serve if elected. If the nominee becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the proxy holders will vote for the substitute nominee designated by the Board. As of the date of this proxy statement, the Board has no reason to believe that the nominee will be unable or unwilling to serve.

Our bylaws provide for the election of nominees to the Board based on a plurality of the votes received at a meeting called for the purpose of electing directors. As such, the nominee with the highest number of affirmative votes of the outstanding shares present or represented by proxy and entitled to vote at the Annual Meeting, shall be elected as our Class III director.

The Board recommends a vote “FOR” the election of the nominee for director. If you fail to vote your shares or instruct your broker on how to vote your shares, your broker will not be able to vote on your behalf with respect to the election of the nominees for director.

The following provides information regarding our nominee as the Class III member to the Board, his age, the year in which he first became our director, his principal occupation or employment during the past five years and any family relationship with any other director or our executive officers:

Class III Nominee:

Name	Director Since	Age as of 6/13/13	Business Experience, Directorships and Director Qualifications
Heath B. Clarke	1999	44

Business Experience: Mr. Clarke has served as our Chief Executive Officer since January 2001, and served as President from March 1999 to December 2000. Mr. Clarke has also served as Chairman of our Board since 1999.

Directorships: Mr. Clarke has held no other public company directorships in the past five years.

Qualifications: The Board of Directors has concluded that the following experience, qualification and skills quality Mr. Clarke to serve as a Director of the Company: The Chief Executive Officer should serve on the Board of Directors in light of the Chief Executive Officer’s day-to-day knowledge in managing the Company’s operations.

Directors Continuing in Office Until 2014 (Class I):

Name	Director Since	Age as of 6/13/12	Business Experience, Directorships and Director Qualifications
Philip K. Fricke (A) (C) (NC)	2003	67

Business Experience: Mr. Fricke is President of PKF Financial Consultants, Inc., a private company he founded in March 2001, which provides financial communications services and advisory services to public and private companies.

Directorships: In the past five years, Mr. Fricke has held one other public company directorship with MI Developments Inc. (from August 2003 to May 2009).

Qualifications: The Board of Directors has concluded that the following experience, qualifications and skills qualify Mr. Fricke to serve as a Director of the Company: Over 25 years experience as a Wall Street financial analyst; significant experience gained as a director of another public company; and a strong educational background with a Bachelor of Arts degree and a Master of Arts degree in Psychology, as well as a Master of Business Administration degree in Finance and Economics received from Fairleigh Dickinson University.

Norman K. Farra Jr. (LD)	2005	44

Business Experience: Mr. Farra has served as an Independent Banker and Advisor with Merriman Capital, FEP (Financial Entrepreneurs Program) since October 2012. From January 2012 to September 2012, Mr. Farra served as Managing Director, Investment

Banking for Aegis Capital, Inc. From December 2009 to December 2011, Mr. Farra served as Managing Director, Investment Banking for R.F. Lafferty & Co. Inc.. From May 2008 to December 2009, he served as Director, Investment Banking for Cresta Capital Strategies, LLC. He was an independent financial consultant from September 2007 to May 2008, and served as Managing Director of Investment Banking for GunnAllen Financial Inc. from August 2006 to September 2007. From June 2001 to August 2006, he was an independent contractor acting as Managing Director of Investment Banking for GunnAllen Financial Inc.

Directorships: In the past five years, Mr. Farra has held no other public company directorships.

Qualifications: The Board of Directors has concluded that the following experience, qualifications and skills qualify Mr. Farra to serve as a Director of the Company: Over 22 years experience in the finance, capital markets and financial services industry; significant experience in the investment banking and financial consulting industry; certification from the National Association of Corporate Directors; and a strong educational background, including a Bachelor of Science degree in Business Administration from Widener University.

Directors Continuing in Office Until 2015 (Class II):

Name	Director Since	Age as of 6/13/13	Business Experience, Directorships and Director Qualifications
John E. Rehfeld (AC) (CC) (N)	2005	73

Business Experience: Mr. Rehfeld is currently the adjunct professor of marketing and strategy for the Executive MBA Program at Pepperdine University (since 1998) and the University of San Diego (since 2010).

Directorships: Mr. Rehfeld was previously a Director of Lantronix, Inc. (from May 2010 to November 2012), ADC Telecommunication, Inc. (from September 2004 to December 2010) and Primal Solutions, Inc. (from December 2008 to June 2009). Additionally, Mr. Rehfeld currently holds directorships with a number of private companies.

Qualifications: The Board of Directors has concluded that the following experience, qualifications and skills qualify Mr. Rehfeld to serve as a Director of the Company: Over 30 years executive experience in high growth industries, including prior experience as a chief executive officer of a number of companies; prior and current experience serving as a director of a number of public and private companies; and a distinguished educational background, including a Masters of Business Administration degree from Harvard University and a Bachelor of Science degree in Chemical Engineering from the University of Minnesota, as well as his current positions as adjunct professor of marketing and strategy for the Executive MBA Programs at Pepperdine and the University of San Diego.

Frederick G. Thiel (A) (C) (N)	2013	52

Business Experience: From January 2007 to December 2012, Mr. Thiel served as the Managing Partner of the Software IT Group at Triton Pacific Capital Partners. Mr. Thiel has been an Operating Partner with Graham Partners, a mid-market private equity firm since 2008

Directorships: As part of his role at Triton Pacific Capital Partners, Mr. Thiel served on the boards of four of its portfolio companies: Custom Credit Systems, LP, DB Technology, LOC, Asssetpoint, LLC, and Vayan Marketing Group, LLC. Mr. Thiel is presently holds directorships with three private companies.

Qualifications: The Board of Directors has concluded that the following experience, qualifications and skills qualify Mr. Thiel to serve as a Director of the Company: Over 20 years executive experience in high tech industries, including prior experience as a chief executive officer of a public company and prior and current experience serving as a director of private companies.

(LD)	Lead Director

(A)	Member of the Audit Committee

(AC)	Chairman of the Audit Committee

(C)	Member of the Compensation Committee

(CC)	Chairman of the Compensation Committee

(N)	Member of the Nominating and Corporate Governance Committee

(NC)	Chairman of the Nominating and Corporate Governance Committee

Committee memberships noted above are as of June 13, 2013. During 2012, Mr. Farra served on the Audit Committee, Compensation Committee and NCG Committee and resigned from each board committee in January 2013.

Director Compensation

The following table provides information regarding the compensation earned during the fiscal year ended December 31, 2012, by members of our Board, unless the director is also a named executive officer:

2012 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)
Norman K. Farra Jr.(1)	79,984	—	79,984
Philip K. Fricke(2)	69,300	—	69,300
Theodore E. Lavoie(3)	46,347	—	46,347
John E. Rehfeld(4)	84,259	—	84,259
Lowell W. Robinson(5)	26,400	—	26,400
Frederick G. Thiel(6)	—	—	—

(1)	As of December 31, 2012, Mr. Farra held options to purchase an aggregate of 138,750 shares of our Common Stock.

(2)	As of December 31, 2012, Mr. Fricke held options to purchase an aggregate of 129,750 shares of our Common Stock.

(3)	Mr. Lavoie was not nominated to re-election to our Board in compliance with the term limits set forth in our corporate governance guidelines.

(4)	As of December 31, 2012, Mr. Rehfeld held options to purchase an aggregate of 124,544 shares of our Common Stock.

(5)	Mr. Robinson resigned from the Board on April 30, 2012.

(6)	Mr. Thiel joined the Board on January 16, 2013.

Non-employee members of the Board receive an annual retainer of $30,000 plus $1,500 for each in-person or telephonic Board meeting attended and $750 for each in-person meeting attended telephonically. The Lead Director receives an annual fee of $15,000. The Chairman of the Audit Committee receives an annual fee of $15,000. The Chairman of the Compensation Committee receives an annual fee of $7,500. The Chairman of the Nominating and Corporate Governance Committee receives an annual fee of $5,000. Members of committees of the Board receive $1,200 for each committee meeting attended. In addition, all members of the Board receive an annual grant of an option to purchase 15,000 shares of our Common Stock. Other than Mr. Thiel, our directors had all received an earlier grant of options in 2009 that covered the grant they would typically receive in 2012, therefore they received no grant in 2012. New members to the Board receive a grant of an option to purchase 20,000 shares of our Common Stock and a pro-rata amount of the regular annual grant amount of an option to purchase 15,000 shares of our Common Stock. One-half of each of the options granted to the member of the Board are vested at the time of the grant, and the remaining portions vest in equal monthly installments over the following twelve months. Stock option grants have a post-separation exercise period of two years.

Board Meeting Attendance

Our Board met eleven times and acted six times by unanimous written consent during 2012. During the year, overall attendance by incumbent directors was 100% at Board meetings and 100% at committee meetings to which they had been appointed. At last year’s annual meeting of stockholders, one member of our Board was in attendance.

Director Independence

Director	Independent(1)	Audit Committee Member(2)	Nominating and Corporate Governance Committee Member(2)	Compensation Committee Member(2)
Heath B. Clarke	No
Norman K. Farra Jr.	Yes	X	X	X
Philip K. Fricke	Yes	X	X	X
John E. Rehfeld	Yes	X	X	X

(1)	The Board has determined that Messrs. Farra, Fricke, Lavoie, and Rehfeld were “independent” for the year ended December 31, 2012, within the meaning of the Nasdaq Capital Market (“Nasdaq”) director independence standards, as currently in effect. The Board further determined that Heath B. Clarke was not independent due to his position as our Chief Executive Officer. Mr. Thiel joined the Board on January 16, 2013.

(2)	Committee membership and independence is as of December 31, 2012.

Board Leadership Structure

The Board, in conjunction with the Nominating, Compensation and Corporate Governance Committee, has determined that it is in our best interests that our Chief Executive Officer, Heath Clarke, serve as Chairman in light of our size, the size of the overall Board, and his familiarity with our business, strategy and the industry in general. The Board believes that the dual role of Chairman and Chief Executive Officer allows Mr. Clarke, who is deeply involved in our day-to-day operations, to best present to the independent directors his ideas for us, the challenges facing us, the opportunities available to us, and our operations. The independent directors can then utilize their collective experience, oversight and expertise in determining the strategies and our priorities should focus its efforts on. Together, the Chairman and CEO and the independent directors make determinations about our strategic direction, and management is accountable for executing the strategy. The Board believes that this manner of governance appropriately balances the need for an informed and involved Chairman with independent Board oversight. In furtherance of these objectives, the independent directors meet at least four times annually in executive session without management or non-independent directors present. The Board has also appointed Norman Farra as lead director. In the event of an actual or potential conflict of interest involving any director, including the Chairman or lead director, both the Chairman and lead director are both promptly informed.

The Board’s Role in Risk Oversight

The entire Board is engaged in risk oversight, including reviewing management’s operational and financial planning and associated risks. The Board’s role in our risk oversight process includes receiving regular reports from members of senior management on areas of material risk to us, including operational, financial, legal, regulatory and strategic. The full Board receives these reports from the appropriate officer within the organization to enable it, pursuant to its Corporate Governance Guidelines, to assess the major risks facing us and to review the options to mitigate such risks. Furthermore, the Audit Committee regularly considers policies with respect to risk assessment and risk management as they relate to our consolidated financial statements and financial reporting process. During meetings of the full Board, the Chairman or other members of the Audit Committee report to the full Board on applicable issues related to risk.

Board Committees

As of June 13, 2013, our Board has three active committees, an Audit Committee, Compensation Committee and a Nominating and Corporate Governance Committee. In August 2012, the Nominating, Compensation and Corporate Governance Committee of the Board was divided into the Compensation Committee and the Nominating and Corporate Governance Committee.

Audit Committee

The Audit Committee is currently comprised of Mr. Rehfeld as Chairman and Messrs. Fricke and Thiel, each of whom satisfies the Nasdaq and SEC rules for Audit Committee membership (including rules regarding independence). The Audit Committee held six meetings during 2012 and acted twice by unanimous written consent. The Board has determined that Mr. Rehfeld is an “audit committee financial expert” within the meaning of the rules and regulations of the SEC and satisfies the financial sophistication requirements of the Nasdaq listing standards.

The Audit Committee operates pursuant to its written charter, which is available on our corporate web site at http://ir.local.com, under the “Corporate Governance” tab, as well as our by-laws and applicable law. In accordance with its charter, the Audit Committee’s purpose is to assist the Board in fulfilling its oversight responsibilities to our stockholders with respect to the integrity of our financial statements and reports and financial reporting process. Specific responsibilities include:

•

reviewing and recommending to the Board approval of the Corporation’s interim and annual financial statements and management’s discussion and analysis of results of operation and financial condition related thereto;

•	being directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm;

•

pre-approving, or establishing procedures and policies for the pre-approval of, the engagement and compensation of the external auditor in respect of the provision of (i) all audit, audit-related, review or attest engagements required by applicable law and (ii) all non-audit services permitted to be provided by the independent registered public accounting firm;

•	reviewing the independence and quality control procedures of the independent registered public accounting firm;

•	preparing the Audit Committee report in the Company’s proxy materials in accordance with applicable rules and regulations, when applicable and required;

•

establishing procedures for (i) the receipt, retention and treatment of complaints received by us regarding accounting, internal controls, and auditing matters, and (ii) the confidential, anonymous submission of complaints by our employees of concerns regarding questionable accounting or auditing matters; and

•	annually reviewing its charter and recommending any amendments to the Board.

The Audit Committee meets periodically with management to consider the adequacy of our internal controls and the financial reporting process. It also discusses these matters with our independent registered public accounting firm and with appropriate company financial personnel. The Audit Committee reviews our financial statements and discusses them with management and our independent registered public accounting firm before those financial statements are filed with the SEC.

The Audit Committee regularly meets privately with the independent registered public accounting firm. The Audit Committee has the sole authority and direct responsibility for the appointment, compensation, retention, termination, evaluation and oversight of the work of the independent registered public accounting firm engaged by us to perform the audit of our financial statement or related work or other audit, review or attestation services for us. The Audit Committee periodically reviews the independent registered public accounting firm’s performance and independence from management. The independent registered public accounting firm has access to our records and personnel and reports directly to the Audit Committee.

The Audit Committee is empowered to retain outside legal counsel and other experts at our expense where reasonably required to assist and advise the Audit Committee in carrying out its duties and responsibilities.

Compensation Committee

The Compensation Committee (the “Compensation Committee”) is currently comprised of Mr. Rehfeld as Chairman and Messrs. Fricke and Thiel, each of whom satisfies the Nasdaq and SEC rules for membership to the Compensation Committee (including rules regarding independence). The Compensation Committee held four meetings during 2012. The predecessor Nominating, Compensation and Corporate Governance committee held seven meetings during 2012 and acted once by unanimous written consent.

The Compensation Committee operates pursuant to its written charter, which is available on our corporate web site at http://ir.local.com, under the “Corporate Governance” tab, as well as our by-laws and applicable law. In accordance with its charter, the Compensation Committee’s purpose is to assist the Board in discharging the Board’s responsibilities regarding:

•

reviewing, at least annually, and making recommendations to the Board with respect to executive compensation strategies, benefits, incentive-compensation plans and equity-based plans to ensure management is properly rewarded for its contribution and that management is properly aligned with the interests of our shareholders;

•

reviewing the corporate goals and objectives with respect to the compensation of the Chief Executive Officer, including an evaluation of the Chief Executive Officer’s performance in light of these goals and objects and, based upon such evaluation, set the salary, bonus, incentive and equity compensation for our Chief Executive Officer;

•

reviewing the evaluation process of and compensation structure for our other senior executive officers and reviewing the performance of our other senior executive officers, as well as approving the compensation of such senior executive officers;

•

the periodic review of and the making of recommendations to the Board with respect to our long term incentive plans and grants thereunder to the Chief Executive Officer and other senior executive officers, including with consideration to our performance, relative shareholder return, awards at comparable companies and other factors;

•	the review and approval of employment agreements, separation and severance agreements, and other appropriate management personnel;

•	the grant of discretionary awards under our equity incentive plans, and the exercise of authority of the Board with respect to the administration of our incentive compensation plans;

•	consider the results of the most recent stockholder advisory vote on executive compensation (“Say on Pay Vote”) required by Section 14A of the Securities Exchange Act of 1934, as amended;

•	review and discuss with management the “Compensation Discussion and Analysis” section of our annual proxy statement or annual report on Form 10-K;

•	reviewing the adequacy of its charter at least annually;

•	reviewing the Compensation Committee’s own performance on at least an annual basis; and

•	reviewing whether a compensation consultant needs to be retained and, if so, to retain a compensation consultant free of any conflict of interest.

In addition to the powers and responsibilities expressly delegated to the Compensation Committee in its charter, the Compensation Committee may exercise other powers and carry out other responsibilities that may be delegated to it by the Board from time to time, consistent with our bylaws.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee (the “NCG Committee”) is currently comprised of Mr. Fricke as Chairman and Messrs. Rehfeld and Thiel, each of whom satisfies the Nasdaq and SEC rules for membership to the NCG Committee (including rules regarding independence). The NCG Committee held two meetings during 2012. The predecessor Nominating, Compensation and Corporate Governance committee held seven meetings during 2012 and acted once by unanimous written consent.

The NCG Committee operates pursuant to its written charter, which is available on our corporate web site at http://ir.local.com, under the “Corporate Governance” tab, as well as our by-laws and applicable law. In accordance with its charter, the NCG Committee’s purpose is to assist the Board in discharging the Board’s responsibilities regarding:

•	the identification, evaluation and recommendation to the board of qualified candidates to become Board members;

•	the selection of nominees for election as directors at the next annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected);

•	the selection of candidates to fill any vacancies on the Board;

•	the periodic review of the performance of the Board and its individual members;

•	the making of recommendations to the Board regarding the number, function and composition of the committees of the Board;

•	the evaluation, on an at least annual basis, of the performance of the chief executive officer and other executive officers in light of corporate goals and objectives;

•	the review and provision of assistance to the Board in developing succession plans for the executive officers and other appropriate management;

•

the recommendation to the Board of compensation programs for non-employee directors, committee chairpersons, and committee members, consistent with any applicable requirements for the listing standards for independent directors and including consideration of cash and equity components of this compensation;

•	the development and recommendation to the Board of a set of corporate governance guidelines and principles applicable to us (the “Corporate Governance Guidelines”); and

•	oversight of the evaluation of the Board.

In addition to the powers and responsibilities expressly delegated to the NCG Committee in its charter, the NCG Committee may exercise other powers and carry out other responsibilities that may be delegated to it by the Board from time to time, consistent with our bylaws.

Consideration and Determination of Executive and Director Compensation.

The Compensation Committee undertakes a review of executive and director compensation on at least an annual basis. The Compensation Committee applies its established compensation principles to such considerations when determining when and if changes are warranted with respect to the compensation of our executives and directors. The Compensation Committee, as part of its considerations, may review the compensation and compensation philosophies of companies within our peer group, as established by the Compensation Committee from time to time. The Compensation Committee utilizes a combination of salary, annual cash incentives, long-term, equity based incentives and other benefits to structure executive compensation packages in conformity with its compensation principles, generally with the intent of rewarding performance in a manner that is aligned with stockholder interests. While the Compensation Committee retains authority over all such compensation matters, it may delegate certain matters, such as the administration of certain of its benefits plans, to our vice president of human resources.

The Compensation Committee periodically uses Frederic W. Cook & Co., Inc. (“Cook & Co.”) as its independent compensation consultants. Cook & Co. previously advised the Compensation Committee with respect to trends in executive compensation, the selection of our peer companies, the determination of pay programs, an assessment of competitive pay levels, and the setting of compensation levels in 2010. Cook & Co. provided no other services to us in 2012 beyond the compensation consulting services provided to our Board of Directors and the Compensation Committee, as noted above.

Our chief executive officer does provide recommendations to the Compensation Committee as to the compensation of his direct reports, including all of our other Named Executive Officers. These recommendations are not binding on the Compensation Committee, which reserves for itself the final determination of compensation packages for all Named Executive Officers, including the chief executive officer. Our chief executive officer also has an opportunity to discuss with the Compensation Committee his compensation on at least an annual basis.

Director Nomination Process

In selecting director nominees, the Board, through the NCG Committee, may consider suggestions from many sources, including our stockholders. Any such director nominations, together with appropriate biographical information and qualifications, should be submitted by the stockholder(s) to Kenneth S. Cragun, Secretary, c/o Local Corporation, 7555 Irvine Center Drive, Irvine, CA 92618. Director nominees submitted by stockholders are subject to the same review process as director nominees submitted from other sources such as other Board members or senior management.

The Board, through its NCG Committee, will consider a number of factors when reviewing potential director nominees. The factors which are considered by the Board and its NCG Committee include, but are not limited to the following: the candidate’s ability and willingness to commit adequate time to Board and committee matters, the fit of the candidate’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to our needs, the candidate’s personal and professional integrity, ethics and values, the candidate’s experience in corporate management, such as serving as an officer or former officer of a publicly held company, the candidate’s experience in our industry, the candidate’s experience as a board member of another publicly held company, whether the candidate would be “independent” under applicable standards, whether the candidate has practical and mature business judgment, and the candidate’s academic expertise in an area of our operations.

In identifying, evaluating and selecting future potential director nominees for election at each future annual meeting of stockholders and nominees for directors to be elected by the Board to fill vacancies and newly created directorships, the Board, through its NCG Committee, engages in a selection process. The Board, through its NCG Committee, will consider as potential director nominees candidates recommended by various sources, including any member of the Board, any of our stockholders or senior management. The Board may also hire a search firm if deemed appropriate. All potential new director nominees will be initially reviewed by the NCG Committee. The members of the NCG Committee will make an initial determination in their own independent business judgment as to the qualifications and fit of such director candidates based on the criteria set forth above. If the NCG Committee determines that it is appropriate to proceed, the Chief Executive Officer and at least one additional member of the Board will interview the prospective director candidate(s). The full Board may interview the candidates as well. The NCG Committee provides informal progress updates to the Board, as appropriate, and meets to consider and recommend final director candidates to the entire Board as necessary. The Board ultimately determines which candidates are nominated or elected to fill a vacancy.

There have been no changes to the procedure by which our stockholders may recommend nominees to our board of directors.

Communications with the Board

Stockholders who wish to contact members of the Board may send written correspondence to the following address: Kenneth S. Cragun, Secretary, c/o Local Corporation, 7555 Irvine Center Drive, Irvine, CA 92618. Stockholders should provide proof of share ownership with their correspondence. It is suggested that stockholders also include contact information. All communications will be received and processed by the Secretary, and then directed to the appropriate member(s) of the Board. In general, correspondence relating to accounting, internal accounting controls or auditing matters will be referred to the Chairperson of the Audit Committee. To the extent correspondence is addressed to a specific director or requires a specific director’s attention, it will be directed to that director.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to our officers, directors and employees. Our code of business conduct and ethics, as applied to our Chief Executive Officer, senior executive officers, principal accounting officer, controller and other senior financial officers complies with the requirements of Section 406 of the Sarbanes-Oxley Act. Our code of business conduct and ethics is available on our web site at http://ir.local.com, under the “Corporate Governance” tab. In addition, a copy of the code of business conduct and ethics will be provided to any person without charge upon request to Kenneth S. Cragun, Local Corporation, 7555 Irvine Center Drive, Irvine, CA 92618. We intend to timely disclose any amendments to or waivers of certain provisions of our code of business conduct and ethics that apply to our Chief Executive Officer, senior executive officers, principal accounting officer, controller and other senior financial officers on our web site within four business days of such amendment or waiver or as otherwise required by the SEC or Nasdaq.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board (the “Audit Committee”) consists of three non-employee directors as of the date of this report, including John E. Rehfeld, as chairman, Phillip K. Fricke and Frederick G. Thiel, each of whom the Board has determined to be an independent director under applicable SEC rules, the Nasdaq listing standards and the Company’s own internal guidelines. The Audit Committee is a standing committee of the Board and operates pursuant to a written charter adopted by the Board, which is available on our website, http://ir.local.com, under the “Corporate Governance” tab.

Among its functions, the Audit Committee has the authority and responsibility to retain and terminate the engagement of the Company’s independent registered public accounting firm (the “independent auditors”). The role of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board. Management of the Company has the primary responsibility for the Company’s consolidated financial statements as well as the Company’s financial reporting process, principles and internal controls. The independent registered public accounting firm is responsible for performing an audit of the Company’s consolidated financial statements and expressing an opinion as to the conformity of such consolidated financial statements with accounting principles generally accepted in the United State of America.

The Audit Committee met six times during fiscal 2012 to fulfill its responsibilities. The Audit Committee’s chairman and senior members of the Company’s financial management team establish the Audit committee’s agenda for all such meetings. During 2012, the Audit Committee also met with the Company’s independent auditors and the senior members of the Company’s financial management team to discuss any matters that, in the opinion of the Audit Committee, should be discussed privately with the Audit Committee, the independent auditors or the senior members of the Company’s financial management team.

In this context, the Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2012, with management and the independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee discussed with the independent auditors matters required to be discussed pursuant to Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees) and as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor their independence.

Based on the reports and discussions described above, the Audit Committee’s review of the Company’s audited consolidated financial statements, representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

John E. Rehfeld, Chairman
Philip K. Fricke
Frederick G. Thiel
May 31, 2013

EXECUTIVE OFFICERS

Executive Officers

The following table sets forth, as of June 13, 2013, certain information concerning our executive officers:

Name	Age	Position
Heath B. Clarke	44	Chief Executive Officer and Chairman of the Board
Michael A. Sawtell	55	President and Chief Operating Officer
Kenneth S. Cragun	52	Chief Financial Officer and Secretary
Erick Herring	45	Sr. Vice President of Technology

Heath B. Clarke has served as our Chairman of the Board since March 1999, as our President from March 1999 to December 2000 and as our Chief Executive Officer since January 2001. From 1998 to February 1999, Mr. Clarke was the Vice President of eCommerce for LanguageForce, Inc., a language translation software company. Prior to that time, he was a Marketing Manager for Starnet International (Canada), an Internet company. From 1995 to 1998 he held managerial positions with the Berg Group of Companies (Australia), and from 1988 to 1995 he was founder and Chief Executive Officer of Australian Fibre Packaging.

Michael A. Sawtell has served as our President and Chief Operating Officer since December 2011 and our Chief Operating Officer since May 2011. Mr. Sawtell joined us as Sr. Vice President and General Manager, SAS in May 2011 with our acquisition of the Rovion assets from DigitalPost Interactive, Inc., an Internet company. From July 2005 to May 2011, Mr. Sawtell was Chief Executive Officer of DigitalPost Interactive, Inc., an Internet company. From March 2000 to March 2005, Mr. Sawtell was our President and Chief Operations Officer. Mr. Sawtell’s responsibilities prior to Local Corporation have included chief executive officer functions at a public company, as well as general oversight of the operations and management of both public and private companies.

Kenneth S. Cragun has served as our Chief Financial Officer since December 2010, as our Secretary since October 2010, as our interim Chief Financial Officer from October 2010 to December 2010, and our Vice President of Finance from April 2009 to October 2010. From June 2006 to March 2009, Mr. Cragun was the Chief Financial Officer of Modtech Holdings, Inc., a supplier of modular buildings. Mr. Cragun received a Bachelors of Science degree in Accounting from Colorado State University-Pueblo. Mr. Cragun’s responsibilities prior to Local Corporation have included chief financial officer functions at a public company, including preparation of financials for SEC disclosures in accordance with GAAP, audit experience at a nationally recognized certified public accounting firm, and day-to-day management of the financial affairs of both public and private companies.

Erick Herring has served as our Sr. Vice President, Technology since January 2012. From July 2009 to October 2010, Mr. Herring Chief Technology Officer of Townloop, LLC, a daily deals company which he founded. From July 2009 to October 2010, Mr. Herring was Vice President of Product and Chief Technology Officer of Feedback.com, a website platform company for gathering and rewarding customer feedback for businesses. From January 2009 to May 2009, Mr. Herring was Chief Technology Officer and Vice president of Product for WebVisible, Inc., a provider of local online marketing products and services. From January 2005 to November 2008, Mr. Herring was Vice President of Product and General Manager for Adapt Technologies, Inc., a provider of a pay-per-click advertising platform. Adapt Technologies, Inc. was acquired by WebVisible, Inc. Mr. Herring received a Bachelors of Science degree in Computer Information systems from Excelsior College. Mr. Herring’s responsibilities prior to Local Corporation have included chief technology officer and vice president of product functions at several technology companies.

Involvement In Certain Legal Proceedings

On October 20, 2008, Modtech Holdings, Inc., a Delaware Corporation, filed a voluntary petition for reorganization under Chapter 11 of the US Bankruptcy Code. Mr. Cragun, our chief financial officer, was chief financial officer of Modtech Holdings, Inc. at the time of filing.

On March 30, 2011, DigitalPost Interactive, Inc., a Nevada Corporation, and its subsidiaries, The Family Post, Inc. and Rovion, Inc., filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code. Mr. Sawtell, our president and chief operating officer, was chief executive officer of DigitalPost Interactive, Inc. at the time of the filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of shares of our Common Stock as of June 13, 2013:

•	each person (or group of affiliated persons) known by us to beneficially own more than 5% of our common stock;

•	each of our directors and nominees;

•	each named executive officer; and

•	all of our directors and executive officers as a group.

Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our Common Stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally requires that such person have voting or investment power with respect to securities. In computing the number of shares beneficially owned by a person listed below and the percentage ownership of such person, shares of Common Stock underlying options, restricted stock units, warrants or convertible securities held by each such person that are exercisable, vested or convertible within 60 days of June 13, 2013, are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person.

The percentage of beneficial ownership is based on 22,877,436 shares of Common Stock outstanding as of June 13, 2013.

Except as otherwise noted below, and subject to applicable community property laws, the persons named have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Unless otherwise indicated, the address of the following stockholders is c/o Local Corporation, 7555 Irvine Center Drive, Irvine, CA 92618.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Held	Percentage of Shares Beneficially Owned
5% Stockholders:
Goldman Capital Management Inc.(1)	1,367,500	6.0%
The Tail Wind Fund Ltd.(2)	1,616,915	6.6%
Executive Officers and Directors:
Heath B. Clarke(3)	531,306	2.3%
Michael A. Sawtell(4)	183,826	*	%
Kenneth S. Cragun(5)	172,404	*	%
Peter S. Hutto(6)	179,362	*	%
Erick Herring(7)	42,499	*	%
Norman K. Farra Jr.(8)	162,718	*	%
Philip K. Fricke(9)	129,903	*	%
John E. Rehfeld(10)	219,544	*	%
Frederick G. Thiel(11)	22,499	*	%
All directors and executive officers as a group (8 persons)(12)	1,644,061	6.8%

*	- less than 1%

(1)	Neal I. Goldman is the President of Goldman Capital Management Inc. and control person of Goldman Capital Management Inc. The address of Goldman Capital Management Inc. is 767 Third Avenue, New York, NY 10017.

(2)	Includes 1,243,876 shares issuable upon the conversion of convertible notes and 373,134 shares issuable upon the exercise of warrants that are exercisable within 60 days of June 13, 2013. CIM

Investment Management Ltd. (“CIM”), a UK corporation authorized and regulated by the Financial Services Authority of Great Britain, is the investment manager for The Tail Wind Fund Ltd., and James Morton is the controlling shareholder of CIM. Each of CIM and James Morton has voting and investment power over the shares being registered hereunder and held by The Tail Wind Fund Ltd. but each expressly disclaims any equitable or beneficial ownership of these securities. The address of Tail Wind Fund Ltd. is 404 East Bay Street, P.O. Box SS-5539, Nassau, Bahamas.

(3)	Includes 514,663 shares issuable upon the exercise of options that are exercisable within 60 days of June 13, 2013.

(4)	Includes 168,997 shares issuable upon the exercise of options that are exercisable within 60 days of June 13, 2013.

(5)	Includes 163,455 shares issuable upon the exercise of options that are exercisable within 60 days of June 13, 2013.

(6)	Includes 176,862 shares issuable upon the exercise of options that are exercisable within 60 days of June 13, 2013.

(7)	Includes 42,499 shares issuable upon the exercise of options that are exercisable within 60 days of June 13, 2013.

(8)	Includes 138,750 shares issuable upon the exercise of options that are exercisable within 60 days of June 13, 2013, and 4,500 shares with indirect beneficial ownership by Mr. Farra as custodian for his daughter.

(9)	Includes 129,750 shares issuable upon the exercise of options that are exercisable within 60 days of June 13, 2013.

(10)	Includes 124,544 shares issuable upon the exercise of options that are exercisable within 60 days of June 13, 2013.

(11)	Includes 22,499 shares issuable upon the exercise of options that are exercisable within 60 days of June 13, 2013.

(12)	Includes 1,482,019 shares issuable upon the exercise of options that are exercisable within 60 days of June 13, 2013, and 4,500 shares with indirect beneficial ownership.

Compensation Discussion and Analysis

Executive Summary

The Compensation Committee (and prior to August 2012, the Nominating, Compensation and Corporate Governance Committee) developed our executive compensation programs for 2012 in consideration of the numerous efforts we were undertaking in 2012 to diversify our business and revenue sources, efforts that began in 2011 with our acquisition of a number of businesses and a shift in primary monetization partners. In light of the dependency we have on search related revenue in general, we continued our efforts to accelerate the diversification of our business and revenue sources. During the first half of 2012, we continued to integrate our new acquisitions, including Rovion, Krillion, and SMG, and provide them with the capital we believed was necessary to be successful in the long term. Additionally, we continued to develop SMB products for our small business customers utilizing the assets acquired in our Octane acquisition. Finally, in the first half of 2012, we continued to benefit from and attempted to exploit the change in our primary search monetization partner with respect to our O&O and Network businesses.

These strategic objectives, along with tactical efforts to improve the ability of our existing search business to monetize traffic, influenced the goals of our executives throughout the first half of 2012. Accordingly, many of their goals were related to integration of acquisitions and expansion of new business offerings, as detailed below. The Compensation Committee determined that it was in our best interests to continue to offer cash bonuses to our executives in accordance with their employment contracts for the achievement of the various goals that the

Compensation Committee determined were critical to our long term success. As such, in the first half of 2012, the opportunity to earn cash bonuses was provided in spite of the fact that we were forecasting negative net earnings. No portion of the first quarter 2012 bonus was earned. Nevertheless, in light of our ability to integrate a new primary search monetization partner which had long term positive benefits for us. The Compensation Committee approved a one-time RSU grant to the executives and our other employees that was equal in grant value to the target bonus such executives and employees would have received had the first quarter 2012 goals been achieved. This stock grant in lieu of cash bonus vested on January 2, 2013, and, as a result, served not only as a bonus, but also as a retention program during a period of change, as well as encouraging stock ownership amongst our executives to better align their interests with our shareholders.

At the beginning of the second half of 2012, we determined that a shift in strategy with respect to our SMG and Rovion acquisitions might be necessary. With respect to SMG, we determined that revenue and growth opportunities in the deal-of-the-day sector were not likely to be as robust as we had previously forecast, based on our own results and those of other businesses in the sector. With respect to Rovion, we determined that Rovion’s technology offerings were more robust than we required for our intended uses. At the same time, we began to experience a material drop in RPC from our new primary search monetization partner, which continued through the end of 2012.

In the second half of 2012, we structured our goals for our executives to address our shift in strategy and a renewed focus on ensuring the stability of our core search businesses and growing our proprietary business offerings for small and medium sized businesses. Again the Compensation Committee determined during the second half that providing a portion of the bonus opportunity in RSUs, as opposed to cash, might better align the interests of our employees with the interests of our shareholders. Throughout 2012, all of the executive compensation programs developed by the Compensation committee were designed to incentivize and reward long-term sustainable growth. In the second half of 2012, we experienced an unanticipated drop in RPC from our primary search monetization partner, as well as, a change in policies from our major traffic acquisition partner, which impacted the structure and monetization of our search engine results pages. As a result of these and other factors that negatively impacted our performance, we did not achieve any of our goals for the second half of 2012.

Executive Compensation Program Objectives and Overview

The Compensation Committee administers our executive compensation arrangements and meets in executive session with the Board of Directors to determine the compensation of our Chief Executive Officer. As discussed in more detail below, in determining the compensation for our other Named Executive Officers (as defined below), the recommendations of our Chief Executive Officer, among other factors, may be considered by the Compensation Committee. Nevertheless, the Compensation Committee is solely responsible for making the final decisions on compensation for our Named Executive Officers.

Our general compensation arrangements are guided by the following principles and business objectives:

•	It is our objective to hire and retain top talent in our industry in an exceptionally competitive marketplace, especially for key positions that directly contribute to creating stockholder value;

•	We reward the performance of our top contributors in key positions within our company by focusing our resources on them and their continued performance; and

•

We firmly believe that equity compensation is an important means of aligning the interests of our employees with those of our stockholders and focus our equity compensation on the key positions within our Company that we believe have the greatest impact on performance.

We are guided by the above principles in our compensation philosophy for our executive officers, which has been designed to achieve the following two objectives:

•	Allow us to attract and retain the key executive talent it needs to achieve its business objectives by providing total compensation arrangements that are competitive and attractive; and

•

Establishing a direct correlation between the total executive compensation paid to our overall performance and improvements in performance, including the creation of shareholder value, and the individual performance and achievements.

The executives listed in the Summary Compensation Table in this Proxy are referred to as the “Named Executive Officers.” Mr. Erick Herring became our Senior Vice President of Technology on January 3, 2012.

Overview

We are dependent upon the experience and talents of our executives to successfully manage our highly technical, complex and rapidly evolving business. We compete in a rapidly changing industry, one which regularly experiences paradigm shifting technological developments and shifting trends in the businesses and markets in which we compete. We rely on our executives to successfully address these developments and to improve our business and its performance in order to increase shareholder value. We face a highly competitive executive labor market and face competitors for our executives’ skills of our similar size and scale, as well as larger competitors with greater resources than we have and smaller competitors that seek to hire our executives to facilitate and expedite their own businesses that compete with us directly or in the same industry.

Executive Compensation Programs

Our current executive compensation program is comprised of three key components, which collectively are intended to conform to our compensation philosophy and to reward our executives based on individual and company performance. We use (1) base salary, (2) quarterly or semi-annual incentive cash or cash and equity bonuses, and (3) long-term equity awards, in the form of stock options and RSUs, as its primary compensation components. The Compensation Committee considers how each such component of executive compensation promotes retention and rewards performance by the individual and us generally when structuring its executive compensation arrangements.

We seek to provide targeted compensation opportunities at the median of competitive market practice in order to attract, retain, and motivate our executives. However, the Compensation Committee may target an individual executive’s compensation higher or lower than the median based on the individual’s role, experience, and/or performance, among other factors. The Compensation Committee uses certain peer companies (as identified below) to inform it of competitive pay levels and generally intends that base salary levels be consistent with competitive market base salary levels. The Compensation Committee generally targets performance-based compensation, such as bonus and long-term incentive equity opportunities to make up a substantial portion of each executive’s total direct compensation opportunity, as achievement of those are tied to our performance and individual performance and provide long-term incentives to our executives. The Compensation Committee believes that the cash and long-term equity incentives provided to our executives have been designed to provide an effective mix of incentives to ensure our executive performance is focused on building long-term stockholder value.

We do not provide any pensions or other retirement benefits for our executives other than our 401(k) plan. Generally, except for the payment of up to $1,500 a month in health insurance payments that would otherwise be paid by our executives, we also do not provide any perquisites. We provide our executive officers with certain severance protections as a further means of attracting and retaining our key executives and to preserve the stability of our executive team. These severance protections are described below under “Severance and Change in Control Severance Benefits” and “Potential Payments Upon Termination or Change in Control.”

Independent Consultant and Peer Group

The Compensation Committee periodically uses Frederic W. Cook & Co., Inc. (“Cook & Co.”) as its independent compensation consultants. Cook & Co. previously advised the Compensation Committee with respect to trends in executive compensation, the selection of our peer companies, the determination of pay programs, an assessment of competitive pay levels, and the setting of compensation levels in 2010. Cook & Co. provided no other services to us in 2012 beyond the compensation consulting services provided to our Board of Directors and the Compensation Committee, as noted above.

The Compensation Committee considers, from time to time, peer company data obtained and evaluated by Cook & Co, as well as compensation data compiled by management, in establishing compensation levels. The Compensation Committee utilizes this information when considering executive compensation arrangements, including the reasonableness of such arrangements from a competitive vantage point. For 2012, the Compensation Committee considered compensation data for the following companies: InfoSpace, Openwave Systems, the Knot, Saba Software, Travelzoo, Web.com, Marchex, eLoyalty, Double-Take, Innodata, Healthstream, TheStreet.com, Autobytel, Spark Networks, and Market Leader. This group of companies is referred to by us hereafter as our “peer group” or our “peer companies” for 2012. This peer group was the same peer group utilized by the Compensation Committee in 2011 to the extent possible.

The peer group was selected in 2010 based on objective criteria, taking into account company size and industry. At the time of selection, the peers’ revenue and market capitalizations generally fell within a range of 0.3x to 3x of ours, with our revenue and market capitalization in the middle range to avoid distortion from size. The peers are technology and/or media companies that have businesses that are broadly similar to our business. The data from a late 2010 study formed the basis of 2011 decision-making, which was carried over into 2012.

Shareholder Advisory Vote on Executive Compensation

At our 2012 Annual Meeting of Stockholders, 85.7% of our voting stockholders voted to approve a resolution approving, on an advisory basis, the compensation of our executive officers, as disclosed in our proxy statement of the 2012 Annual Meeting of Stockholders. The Compensation Committee considered this approval in its consideration of future executive compensation matters and has determined to generally maintain its practices and policies consistent with the prior year, subject to adjustments as are deemed appropriate in the view of the Compensation Committee in light of our present circumstances.

Current Executive Compensation Program Elements

Base Salaries

We provide the Named Executive Officers, along with other employees, with base salary to compensate them for their services throughout the year. The Compensation Committee performs an annual review of the base salaries of our Named Executive Officers. These base salary levels are intended to be generally consistent with competitive market base salary levels, but are not specifically targeted or “bench-marked” against any particular company or group of companies, including our peer group. The Compensation Committee sets base salaries so that a substantial portion of the executives’ total direct compensation remains contingent on performance-based bonuses and long-term incentive equity awards. The Compensation Committee considers and assesses, among other factors, the scope of an executive’s responsibility, prior experience, past performance, advancement potential, impact on results, salary relative to our other executives and relevant competitive data in setting specific salary levels for each of our Named Executive Officers, as well as our other officers.

The annual base salary of each of our Named Executive Officers, except Mr. Herring, was increased effective July 1, 2012, to adjust for cost of living increases. The Compensation Committee did not undertake a formal review of relevant market compensation data, as a study was conducted in 2010, and only cost of living increases were contemplated for 2012. Effective July 1, 2012: Mr. Clarke’s salary was increased from $427,729 to $444,618; Mr. Sawtell’s salary was increased from $287,000 to $304,637; Mr. Cragun’s salary was increased from $280,622 to $291,235; and Mr. Hutto’s salary was increased from $229,280 to $233,708.

Short Term Bonuses

For 2012, the Compensation Committee approved a short term bonus plan (“Bonus Plan”) that was payable in any combination of cash and equity grants made under our 2011 Omnibus Stock Plan, as amended, under which our Named Executive Officers were eligible to earn bonuses based on achievement against pre-determined quarterly or semi-annual performance goals. The bonus incentive opportunity was intended to motivate and reward executives by tying a significant portion of their total compensation to the achievement of pre-established performance metrics that were generally short-term, but impact the creation of long-term stockholder value. The Compensation Committee determined that use of independent quarterly (for the first half of 2012) and semi-annual (for the second half of 2012) performance and payment periods for 2012 was appropriate given the difficulty setting meaningful annual performance goals when we were in a period transition. The Compensation Committee used PSUs to offset the use of cash for short term bonuses earned with respect to achievement of the goals in the Bonus Plan for the second half of 2012 and to better align our executives with the interests of our shareholders.

First Quarter 2012 Bonus

For the First Quarter 2012 Bonus period, each of our Named Executive Officers’ target bonuses were defined as a percentage of base salary as set forth in each officer’s employment agreement. Actual earned awards could range between 0% and 120% of target depending on performance. Performance is measured against a combination of company-wide financial goals and individual performance goals. The weighting of Company and individual goal components ranged from 50% to 100% and 0% to 50%, respectively. In determining the mix of our and individual performance goals for each executive, the Compensation Committee considered each executive’s ability to affect company-wide performance and the importance of individual contributions.

		Bonus Goal Weightings		1st Quarter Bonus Opportunity (% of Q1 2012 Salary)
Executive Officer	Position	Company	Individual	Threshold	Target	Maximum
Heath B. Clarke	Chief Executive Officer and Chairman	100%	0%	72%	80%	96%
Michael A. Sawtell	President & Chief Operating Officer	75%	25%	54%	60%	72%
Kenneth S. Cragun	Chief Financial Officer and Secretary	70%	30%	41%	45%	54%
Erick Herring	Senior Vice President Technology	50%	50%	36%	40%	48%
Peter S. Hutto	Senior Vice President Corporate Development	50%	50%	45%	50%	60%

First Quarter 2012 Bonus: Company Performance Component

Our performance component of the First Quarter period was based equally on Revenue and Adjusted Net Income (Loss)1. The Compensation Committee believes these metrics, and the related goals, were the key drivers of delivering value to our stockholders for that period. The Revenue and Adjusted Net Income (Loss) targets were set to our budget for the period. The Compensation Committee also set threshold and maximum performance goals, which corresponded to bonus payouts equal to 90% and 120% of target. The Compensation Committee also required that no more than 45% of any Adjusted Net Income be allocable to the payment of First Quarter Bonus, regardless of performance against the established Revenue and Adjusted Net Income (Loss) targets. For the First Quarter period, our performance was slightly above target for Revenue (100.5%) and at target for Adjusted Net Income (Loss). Notwithstanding our achievement of at least 100% of both our Revenue and Adjusted Net Income (Loss) target, the Compensation Committee determined that no First Quarter Bonus

1 Adjusted Net Income (Loss) is defined as net income (loss) excluding: provision for income taxes; interest and other income (expense), net; depreciation; amortization; stock-based compensation charges; gain or loss on warrant revaluation; net income (loss) from discontinued operations; gain on sale of Rovion; impairment charges; LEC receivables reserve; and severance charges. Adjusted Net Income (Loss), as defined above, is not a measurement under GAAP. Adjusted Net Income (Loss) is reconciled to net income (loss) and earnings (loss) per share, which we believe are the most comparable GAAP measures, in our press release dated February 14, 2013, as furnished on our Form 8-K filed with the SEC on February 14, 2013. We believe that Adjusted Net Income (Loss) provides useful information to investors about our performance because it eliminates the effects of period-to-period changes in income from interest on our cash and marketable securities, expense from our financing transactions and the costs associated with income tax expense, capital investments, stock-based compensation expense, warrant revaluation charges, and charges which are not directly attributable to the underlying performance of our business operations. Management used Adjusted Net Income (Loss) in evaluating the overall performance of our business operations, making it useful to the Compensation Committee in evaluating management’s performance. A limitation of non-GAAP Adjusted Net Income is that it excludes items that often have a material effect on our net income and earnings per common share calculated in accordance with GAAP. Therefore, management compensates for this limitation by using Adjusted Net Income in conjunction with net income (loss) and net income (loss) per share measures. The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to, GAAP net income or earnings per share.

would be payable since we did not achieve positive Adjusted Net Income in the first quarter 2012. The performance levels and actual performance for First Quarter 2012 are shown in detail below:

	Weighting	Q1 2012 Company Performance Goals				Actual Q1 2012 Results ($ mil.)	Q1 2012 Bonus %
Metric		Threshold ($ mil.)	Target ($ mil.)		Maximum ($ mil.)
Revenue	50%	$22.59	$25.10		$30.12	$25.20	100.5%
Adjusted Net Income	50%	($0.22)	($0.20	)(1)	($0.16)	($0.20)	100.0%
					Total Bonus %		100.25%

(1)	Target included the potential bonus expense for the first quarter of 2012.

First Quarter 2012 Bonus: Individual Performance Component

The individual performance component of each Named Executive Officer’s bonus, except for Mr. Clarke, was determined by the Compensation Committee and actual bonuses could range between 0% and 150% of target. Mr. Clarke had no individual performance components for Q1 2012, as the Compensation Committee determined that Mr. Clarke should be evaluated solely on our financial performance. The Compensation Committee’s assessment was based on performance against pre-set strategic objectives and in most cases, the general recommendations and performance evaluations of the Chief Executive Officer. For the First Quarter 2012 period, the Compensation Committee’s bonus decisions were based upon the following individual goals.

Michael Sawtell — Based in part on the Chief Executive Officer’s recommendation, the Compensation Committee determined that Mr. Sawtell would have earned a bonus equal to 110% of target for the individual performance component. Mr. Sawtell’s goals were related to achievement of the following objectives: Krillion integration, commercial use of our Rovion ad management platform, and development of an updated two year operating plan for each of our business lines. The Compensation Committee determined that each of these objectives was achieved, including overachievement of the Krillion integration and Rovion ad management platform implementation objectives. Nevertheless, no first quarter bonus was paid to Mr. Sawtell in light of the fact that we did not achieve positive Adjusted Net Income in the first quarter 2012.

Kenneth S. Cragun — Based in part on the Chief Executive Officer’s recommendation, the Compensation Committee determined that Mr. Cragun’s individual performance bonus component would have been earned at 100% of target. Mr. Cragun’s goals were tied to achievement of the following objectives: risk assessment with respect to our security systems, development of an updated two year operating plan for each of our business lines, certain investor relations goals, and development of enhanced financial modeling capabilities. The Compensation Committee determined that each of these objectives was achieved. Nevertheless, no first quarter bonus was paid to Mr. Cragun in light of the fact that we did not achieve positive Adjusted Net Income in the first quarter 2012.

Erick Herring — The Compensation Committee determined that Mr. Herring’s individual performance bonus component would have been earned at 99.5% of target. Mr. Herring’s goals were tied to achievement of the following objectives: implementation of search engine marketing technologies, integration of Krillion, data collection and analysis, quality assurance measures, and staffing efficiency. The Compensation Committee determined that Mr. Herring achieved almost all of his goals and also overachieved the Krillion integration goal and underachieved the goal related to the quality assurance measures utilized by us. Nevertheless, no first quarter bonus was paid to Mr. Herring in light of the fact that we did not achieve positive Adjusted Net Income in the first quarter 2012.

Peter S. Hutto — Based in part on the Chief Executive Officer’s recommendation, the Compensation Committee determined that Mr. Hutto’s individual performance bonus component would have been earned at 90% of target. Mr. Hutto’s goals were tied to achievement of the following objectives: performance criteria of our Spreebird business and various corporate development initiatives. The Compensation Committee determined that Mr. Hutto achieved all of his corporate development initiatives, but underachieved his Spreebird performance objectives. Nevertheless, no first quarter bonus was paid to Mr. Hutto in light of the fact that we did not achieve positive Adjusted Net Income in the first quarter 2012.

Total First Quarter 2012 bonuses for our Named Executive Officers are summarized in the following table.

Executive Officer	Total Q1 2012 Target Bonus	Performance Components	Actual Bonus %	Actual Q1 2012 Cash Bonus
Heath B. Clarke	$85,546	Company (100%)	0%	$0
		Individual (0%)	0%	$0

				$0

Michael A. Sawtell	$43,050	Company (75%)	0%	$0
		Individual (25%)	0%	$0
				$0

Kenneth S. Cragun	$31,570	Company (70%)	0%	$0
		Individual (30%)	0%	$0

				$0

Erick Herring	$25,000	Company (70%)	0%	$0
		Individual (30%)	0%	$0

				$0

Peter S. Hutto	$28,651	Company (50%)	0%	$0
		Individual (50%)	0%	$0

				$0

Second Quarter 2012 Bonus

For the Second Quarter 2012 Bonus period, each of our Named Executive Officers’ target bonuses were defined as a percentage of base salary as set forth in each officer’s employment agreement. Actual earned awards could range between 0% and 100% of target depending on performance. Performance is measured against company-wide financial goals and individual performance goals. The weighting of our and individual goal components ranged from 75% to 100% and 0% to 25%, respectively. In determining the mix of our and individual performance goals for each executive, the Compensation Committee considered each executive’s ability to affect company-wide performance and the importance of individual contributions for each executive.

		Bonus Goal Weightings		2[d] Quarter 2012 Bonus Opportunity (% of Q2 2012 Salary)
Executive Officer	Position	Company	Individual	Threshold	Target	Maximum
Heath B. Clarke	Chief Executive Officer and Chairman	100%	0%	72%	80%	80%
Michael A. Sawtell	President & Chief Operating Officer	75%	25%	54%	60%	60%
Kenneth S. Cragun	Chief Financial Officer and Secretary	75%	25%	41%	45%	45%
Erick Herring	Senior Vice President Technology	75%	25%	36%	40%	40%
Peter S. Hutto	Senior Vice President Corporate Development	75%	25%	45%	50%	50%

Second Quarter 2012 Bonus: Company Performance Component

For the second quarter, the Company Performance Component of the Second Quarter period for the Named Executive Officers, except Mr. Herring, was based on Core Business Revenue, New Business Revenue and Adjusted Net Income. The Compensation Committee distinguished between Core Business Revenue and New Business Line Revenue to better align our executives’ goals with our long term objectives, which was to diversify and grow our non-search business and related revenues and net income. By distinguishing revenues in this way, the Compensation Committee sought to incent the executives to increase performance of our newly launched products and services and support our recent acquisitions and initiatives. The Company Performance Component of the Second Quarter for Mr. Herring was based on Revenue and Adjusted Net Income only. All of the targets for all Named Executive Officers were set to our budget for the period. The Compensation Committee also set threshold and maximum performance goals, which corresponded to bonus payouts equal to 90% and 100% of total target. For the Second Quarter period, our performance was above the target for Core Business Revenue, below target for New Business Revenue, at target for Adjusted Net Income, and, with respect to Mr. Herring, above target for Revenue. The resulting bonus payout for our performance component was 99% of target for the Named Executive Officers, except Mr. Herring, whose resulting bonus payout was 100% of target. The performance levels and actual performance for Second Quarter 2012 are shown in detail below:

	Weighting	Q2 2012 Company Performance Goals				Actual Q2 2012 Results ($ mil.)	Q2 2012 Bonus %
		For NEOs Except Mr. Herring
Metric		Threshold ($ mil.)	Target ($ mil.)		Maximum ($ mil.)
Core Business Revenue	30%	$23.36	$25.95		$25.95	$26.35	100%
New Business Revenue	20%	$0.89	$0.99		$0.99	$11.05	93%
Adjusted Net Income	50%	$0.14	$0.16	(1)	$0.16	$0.17	100
					Total Bonus %		99%

	Weighting	Q2 2012 Company Performance Goals			Actual Q2 2012 Results ($ mil.)	Q2 2012 Bonus %
		For Mr. Herring
Metric		Threshold ($ mil.)	Target ($ mil.)	Maximum ($ mil.)
Revenue	50%	$24.26	$26.95	$26.95	$27.27	101%
Adjusted Net Income	50%	$0.14	$0.16(1)	$0.16	$0.17	100
				Total Bonus %		100%

(1)	Target included the potential bonus expense for the second quarter of 2012.

Second Quarter 2012 Bonus: Individual Performance Component

The individual performance component of each Named Executive Officer’s bonus, except for Mr. Clarke, was determined by the Compensation Committee and actual bonuses could range between 0% and 150% of target. Mr. Clarke had no individual performance components for Q2 2012, as the Compensation Committee determined that Mr. Clarke should be evaluated solely on our financial performance. The Compensation Committee’s assessment was based on performance against pre-set strategic objectives and in most cases, the general recommendations and performance evaluations of the Chief Executive Officer. For the Second Quarter period, the Compensation Committee’s bonus decisions were based upon the following individual goals.

Michael A. Sawtell — Based in part on the Chief Executive Officer’s recommendation, the Compensation Committee approved Mr. Sawtell’s individual performance bonus component at 123.75% of target. Mr. Sawtell’s goals were tied to achievement of the following objectives: growth strategies for our O&O business, launch of our SMB product, Network product initiatives, and certain corporate development goals. The Compensation Committee’s decision to award Mr. Sawtell an amount above target was based on achievement of most goals, as well as overachievement of our Network product enhancement initiatives, partially offset by underachievement of the all-in-one launch goal.

Kenneth S. Cragun — Based in part on the Chief Executive Officer’s recommendation, the Compensation Committee approved Mr. Cragun’s individual performance bonus component at 100% of target. Mr. Cragun’s goals were tied to achievement of the following objectives: support of SMB product launch, financial modeling of certain network initiatives, and review and analysis of key operating metrics used by us. The Compensation Committee’s decision to award Mr. Cragun an amount equal to target was based on achievement of each of the foregoing goals in their entirety.

Erick Herring — The Compensation Committee approved Mr. Herring’s individual performance bonus component at 100% of target. Mr. Herring’s goals were tied to achievement of the following objectives: margin growth initiatives, expansion of our O&O products, Krillion integration, certain Network initiatives, and development of certain automated reporting functionality. The decision to award Mr. Herring a bonus amount at target was based on the Compensation Committee’s determination that Mr. Herring achieved each of his goals.

Peter S. Hutto — Based on the Chief Executive Officer’s recommendation, Mr. Hutto’s individual performance bonus component was set at 105% of target. Mr. Hutto’s goals were tied to achievement of the following objectives: Rovion divestiture, corporate development initiatives, and research and analysis of new business markets. The Compensation Committee determined that Mr. Hutto achieved each of these goals and overachieved the goal related to the sale of our Rovion business and as a result awarded Mr. Hutto a bonus above target.

Total Second Quarter 2012 bonuses for our Named Executive Officers are summarized in the following table.

	Total Q2 2012 Target Bonus	Performance Components	Actual Bonus %	Actual Q2 2012 Cash Bonus
Executive Officer
Heath B. Clarke	$85,546	Company (100%)	99%	$84,721
		Individual (0%)	0%	$0

				$84,721

Michael A. Sawtell	$43,050	Company (75%)	99%	$31,976
		Individual (25%)	123.75%	$13,319

				$45,295

Kenneth S. Cragun	$31,570	Company (75%)	99%	$23,450
		Individual (25%)	100%	$7,892

				$31,342

Erick Herring	$25,000	Company (75%)	100%	$18,750
		Individual (25%)	100%	$6,250

				$25,000

Peter S. Hutto	$28,651	Company (75%)	99%	$21,281
		Individual (25%)	105%	$7,521

				$28,802

Second Half 2012 Bonus

For the Second Half 2012 Bonus period, each of our Named Executive Officers’ target bonuses were defined as a percentage of base salary as set forth in each officer’s employment agreement. Actual earned awards could range between 0% and 150% of target depending on performance. Performance is measured against company-wide financial goals and individual performance goals, except in the case of Mr. Clarke, who was evaluated solely on company-wide financial goals since he is responsible for our overall performance. The weighting of Company and individual goal components ranged from 75% to 100% and 0% to 25%, respectively. In determining the mix of Company and individual performance goals for each executive, the Compensation Committee considered each executive’s ability to affect company-wide performance and the importance of individual contributions.

		Bonus Goal Weightings		2nd Half 2012 Bonus Opportunity (% of 2H 2012 Salary)
Executive Officer	Position	Company	Individual	Threshold	Target	Maximum
Heath B. Clarke	Chief Executive Officer	100%	0%	56%	80%	120%
Michael A. Sawtell	President and Chief Operating Officer	75%	25%	42%	60%	90%
Kenneth S. Cragun	Chief Officer and Secretary	75%	25%	31.5%	45%	67.5%
Erick Herring	Chief Technology Officer	75%	25%	28%	40%	60%
Peter S. Hutto	Senior Vice President Corporate Development	75%	25%	35%	50%	75%

For the Second Half 2012 bonus period, the Compensation Committee determined that Messrs. Clarke, Sawtell and Cragun would receive no bonus if we experience an Adjusted Net Loss for that period. Furthermore, the Compensation Committee also capped the total amount of bonus payable to all of our Named Executive Officers at 45% of Adjusted Net Income earned by the Company, subject to certain limited exceptions.

Second Half 2012: Company Performance Component

The Company Performance Component for the Second Half 2012 period was based equally on Revenue and Adjusted Net Income. The Compensation Committee believes these metrics, and the related goals, were the key drivers of delivering value to our stockholders for the period. The Revenue and Adjusted Net Income targets were set to our budget for the period. The Compensation Committee also set threshold and maximum performance goals, which corresponded to bonus payouts equal to 70% and 150% of target. For the Second Half 2012 period, the Company Performance Component was below the target for both the Revenue and Adjusted Net Income goals and the Adjusted Net Income for the period was negative. As a result of not achieving positive Adjusted Net Income, no Second Half 2012 bonus was earned. The performance levels and actual performance for Second Half 2012 are shown in detail below:

	Weighting	2H 2012 Company Performance Goals				Actual 2H 2012 Results ($ mil.)	2H 2012 Bonus %
Metric		Threshold ($ mil.)	Target ($ mil.)		Maximum ($ mil.)
Revenue	50%	$44.12	$51.90		$64.88	$45.7	88%
Adjusted Net Loss	50%	$0.63	$0.90	(1)	$1.35	($0.90)	(100%)
					Total Bonus %		0%

(1)	Target included the potential bonus expense for the Second Half 2012.

Second Half 2012 Bonus: Individual Performance Component

As noted above, Mr. Clarke was evaluated solely on company-wide financial goals. The individual performance component of each other Named Executive Officer’s bonus was determined by the Compensation Committee and actual bonuses could range between 0% and 150% of target. The Compensation Committee’s assessment was based on performance against pre-set strategic objectives and in most cases, the general recommendations and performance evaluations of the Chief Executive Officer. For the Second Half period, the Compensation Committee’s bonus decisions were based upon the following individual goals.

Michael A. Sawtell — Based in part on the Chief Executive Officer’s recommendation, the Compensation Committee determined that Mr. Sawtell would have earned a bonus equal to 115.5% of target for the individual performance component. Mr. Sawtell’s goals were tied to achievement of the following objectives: launch of O&O business initiatives, development of new business lines, launch of SMB product, metrics and reporting development, Rovion divestiture, optimization of our O&O business unit, restructuring related to our Network business unit, development goals related to our SMB direct sales efforts, operating plan refinement for our Spreebird business, and launch of our new Network product. The Compensation Committee’s determined that Mr. Sawtell largely achieved or overachieved all of his goals, except for the goal related to our launch of our all-

in-one subscription product, which was slightly underachieved. Nevertheless, no second half bonus was paid to Mr. Sawtell in light of other bonus criteria which were not met.

Kenneth S. Cragun — Based in part on the Chief Executive Officer’s recommendation, the Compensation Committee determined that Mr. Cragun would have earned a bonus equal to 102.5% of target for the individual performance component. Mr. Cragun’s goals were tied to achievement of the following objectives: new initiatives for our O&O business, strategic plan development of new business lines, enhanced reporting of our key performance indicators, development of KPIs for our direct sales efforts, corporate renaming, development goals related to our SMB direct sales efforts, investor relations objectives, retention programs for our key employees, internal financial reporting and forecasting, and certain corporate development goals. The Compensation Committee determined that Mr. Cragun achieved or overachieved all of his goals, except for his goals related to the development of KPIs for our direct sales efforts and certain internal financial reporting and forecasting enhancements, which were underachieved. Nevertheless, no second half bonus was paid to Mr. Cragun in light of other bonus criteria which were not met.

Erick Herring — The Compensation Committee determined that Mr. Herring would have earned a bonus equal to 101% of target for the individual performance component. Mr. Herring’s goals were tied to achievement of the following objectives: launch of new initiatives for our O&O business, data management, Krillion API initiative, departmental restructuring goals, search engine marketing tools, product marketplace, support sales initiatives, and data center integrations. The Compensation Committee determined that Mr. Herring achieved or overachieved all of his goals, except for his goals related to certain search engine marketing tools, which was slightly underachieved. Nevertheless, no second half bonus was paid to Mr. Herring in light of other bonus criteria which were not met.

Peter S. Hutto — Based in part on the Chief Executive Officer’s recommendation, the Compensation Committee determined that Mr. Herring would have earned a bonus equal to 101% of target for the individual performance component. Mr. Hutto’s goals were tied to achievement of the following objectives: Rovion divestiture, corporate development initiatives, and completion of certain industry research objectives. The Compensation Committee determined that Mr. Hutto achieved or overachieved all of his goals, except for certain goals related corporate development initiatives, which were underachieved. Nevertheless, no second half bonus was paid to Mr. Hutto in light of other bonus criteria which were not met.

Total Second Half 2012 bonuses for our Named Executive Officers are summarized in the following table.

Executive Officer	Target Bonus	Performance Components	Actual Bonus %	Cash Bonus
Heath B. Clarke	$177,847	Company (100%)	0%	$0
		Individual (0%)	0%	$0

				$0

Michael A. Sawtell	$91,391	Company (75%)	0%	$0
		Individual (25%)	0%	$0

				$0

Kenneth S. Cragun	$65,528	Company (75%)	0%	$0
		Individual (25%)	0%	$0

				$0

Erick Herring	$50,000	Company (75%)	0%	$0
		Individual (25%)	0%	$0

				$0

Peter S. Hutto	$58,427	Company (75%)	0%	$0
		Individual (25%)	0%	$0

				$0

Turnaround Success Bonus

In June of 2012, the Compensation Committee determined that it was appropriate to provide the Named Executive Officers, along with all of our employees, with a turnaround success bonus, in recognition of our ability to substantially address certain material issues that arose in connection with one of our primary monetization partners. While no First Quarter Bonus was earned, the Compensation Committee used the amounts that would have been earned by each of our employees, including our Named Executive Officers, had we achieved the Target Threshold (as set forth above) for the first quarter of 2012 and divided that amount by the closing price of our common stock on June 5, 2012 ($2.25 per share), to arrive at a number of shares that would be issued to each of our employees pursuant to a RSU grant that vested on January 2, 2013, provided the employee was still employed by us on that date. The following table sets forth the amount of RSUs granted to each of our Named Executive Officers pursuant to the turnaround success bonus.

Executive Officer	Target Bonus	Total RSUs Granted
Heath B. Clarke	$84,134	37,393
Michael A. Sawtell	$42,517	18,896
Kenneth S. Cragun	$31,205	13,896
Erick Herring	$24,938	11,083
Peter S. Hutto	$27,218	12,097

The Compensation Committee believes that the use of RSUs not only further aligned our Named Executive Officers with the interests of our shareholder, but also encouraged stock ownership by our Named Executive Officers.

Retention Bonus

In connection with our acquisition of substantially all of the assets of Rovion from DGLP in 2011, we entered into an employment agreement with Mr. Sawtell which provided for, among other things, the payment of a retention bonus equal to $375,000 over a period of 24 months following the closing of the acquisition, subject to the Rovion business achieving certain performance thresholds. In connection with the performance thresholds, we also agreed to certain funding commitments to the Rovion business post-close. In November 2011, we and Mr. Sawtell entered into an amendment to his then-Amended and Restated Employment Agreement which provided for a reduction of his retention bonus to $307,500 and eliminated the performance thresholds in consideration for the termination of our funding obligations. In 2012, Mr. Sawtell received a total of $86,250 in retention bonus payments.

Long-Term Incentive Equity Awards

We rely on long-term incentive equity awards as a key element of compensation for our executive officers so that a substantial portion of their total direct compensation is tied to increasing our market value. We have historically made annual grants of stock options to align the interests of our executives with those of our shareholders, while promoting focus by our executives’ on our long-term financial performance, and, through staggered grants with extended time-based vesting requirements, to enhance long-term retention of our executives.

The Compensation Committee considers competitive grant data for comparable positions as well as various subjective factors primarily relating to the responsibilities of the individual executive, past performance, and the executive’s expected future contributions and our value when determining the size of equity-based awards. Additionally, the Compensation Committee also considers the executive’s historic total compensation, including prior equity grants and value realized from those grants, as well as the number and value of shares owned by the executive, the number and value of shares which continue to be subject to vesting under outstanding equity grants previously made to such executive, and each executive’s tenure, responsibilities, experience and our value. No one fact is given any specific weighting and the Compensation Committee exercises its judgment to determine the appropriate size of awards.

Our 2012 long-term incentive grants to our Named Executive Officers were not solely in the form of stock options with an exercise price equal to the closing price of our common stock on the grant date, but also consisted of a RSU component which utilized the fair market value of our common stock on the grant date when valuing such grants. As a consequence, our Named Executive Officers will realize some actual, delivered compensation regardless of whether our stock price appreciates or not, but will also be incentivized by the options to increase stock price, since options do not provide value without appreciation. Both the RSUs and the stock options function as a retention incentive for our executives as they generally vest in installments over a period of three years after the date of grant.

2011 and 2012 Annual Equity Grants. In December 2011, the Compensation Committee approved grants of stock options and RSUs to each of the then-employed Named Executive Officers. The Compensation Committee approved a normal grant for 2011 and a partial grant of 50% of the typical equity grant for 2012. Moving a portion of the grant that would normally by granted in 2012, into 2011, was intended to provide additional incentive and retention during a period of business transition. In 2012, the Compensation Committee granted only 25% of the typical equity grant that would be made to the Named Executive Officers in light of the earlier grant of 50% of the typical equity grant made to the Named Executive Officers in 2011. As a result, the total grant was 75% of the typical equity grants that would be made to the Named Executive Officers in 2012, allowing us to retain the remaining 25% of such typical equity grants for later use under our equity plan.

Grant Practices. We do not have any plan, program, or practice to time the grant of equity-based awards to our executives or any of our employees in coordination with the release of material non-public information. All equity grants are made under our stock plans, which have been approved by our stockholders. The per share exercise price of stock options cannot be less than the closing sale price of our common stock on the grant date. The Compensation Committee typically makes annual equity grants in the month of December and when an officer begins employment or is promoted.

Severance and Change in Control Severance Benefits

We provide severance, including change-in-control severance, to Messrs. Clarke, Sawtell, Cragun and Hutto, as well as other members of our management team, as provided for in their respective employment agreements. It is the belief of the Compensation Committee that the severance offered by us helps to retain our management team, including our Named Executive Officers named above, by providing a stable work environment in which these employees are provided certain economic benefits in the event their employment is actually or constructively terminated, including in connection with a change in control. It also helps to create a mutually beneficial separation as we are able to secure a release from claims. We believe that the occurrence, or potential occurrence, of a change-in-control transaction may create uncertainty regarding continued employment of our executives and other key employees and the change-in-control severance benefits offered by us will alleviate much of that uncertainty. The material terms of the change-in-control severance benefits offered to Messrs. Clarke, Sawtell, Cragun and Hutto are described below in the section entitled “Employment Agreements and Change in Control Arrangements with Our Named Executive Officers.”

In providing severance agreements, the Compensation Committee considers best practices. Severance benefits available following a change in control are provided only on a “double-trigger” basis which means that there must be both a change in control and a termination, either actually or constructively, of the eligible employee’s employment in the circumstances described in the “Employment Agreements and Change in Control Arrangements with Our Named Executive Officers” section below. In addition, our amended agreements with our Named Executive Officers do not contain excise tax gross-up provisions or “single-trigger” severance payment provisions. We do not maintain any severance plans beyond the severance benefits provided for in the employment agreements with our Named Executive Officers and other members of our management team.

Under their employment agreements, each of Messrs. Clarke, Sawtell, Cragun and Hutto, would be entitled to severance benefits in the event of his termination by us without cause or by the Named Executive Officer for good reason, or to due to his disability and, to a lesser extent, his death. The Compensation Committee determined that it is appropriate to provide the above noted Named Executive Officers with these severance benefits under these circumstances in light of their positions with us, general competitive practices, and as part of their overall compensation package.

The Named Executive Officers and certain other members of the management team are also entitled to accelerated vesting of all of their respective stock option awards in the event of a change in control or a termination without cause by us or a termination for good reason by the Named Executive Officer within the 120 day period preceding or following a change in control. Further, if accelerated vesting of all stock option awards is not available as described above, the Named Executive Officers and certain other members of the management team are entitled to accelerated vesting of those stock option awards that would vest during the initial period of their employment agreements with us in the event of a termination without cause by us or a termination for good reason by the Named Executive Officer outside of the 120 day period preceding or following a change in control. The Compensation Committee determined that this severance benefit was appropriate for each of its Named Executive Officers and certain of its management team based upon their positions with us, general competitive practices, and as part of their overall package.

Recipients of long-term incentive equity awards are also entitled to limited severance protections with respect to awards granted prior to the applicable severance event. The Compensation Committee determined that these protections help maximize the retention benefits to us of the long-term incentive equity awards and are consistent with general competitive practices.

Risk Considerations

The Compensation Committee has reviewed our compensation programs for our named executive officers and our employees generally and has concluded that these programs do not create risks that are reasonably likely to have a material adverse effect on the company. The Compensation Committee believes that the design of our annual cash and long-term equity incentives provides an effective and appropriate mix of incentives to help ensure that our performance is focused on long-term results. In general, bonus opportunities for our employees are capped, and we have discretion to reduce bonus payments or pay no bonus at all based on the individual performance component and other factors that we determine are appropriate given the particular circumstances. Similar to our named executive officers, a substantial portion of the compensation for all of our employees generally is delivered in the form of equity awards, that are intended to further align the interests of our employees with those of our stockholders.

With specific regard to our executives, including our named executive officers, the Compensation Committee has determined that the following compensation design features and risk oversight features provide protection against excessive risk-taking:

•

Our board of directors as a whole has responsibility for risk oversight and regularly reviews the areas of focus of our board committees. Our board committees report their deliberations to the full board on a regular basis. Additionally, the board considers the strategic, financial and execution risks that are associated with the operations, financial and capital decisions that impact on determinations of compensation under our compensation programs.

•

Our named executive officers are motivated to carefully assess risks as a majority of their compensation is performance-based, meaning unless they guard against risks, their compensation could also be negatively impacted.

•

Our Compensation Committee regularly discusses the reasonable range of future company performance expectations with our CEO, which provides the Compensation Committee with insight into the design and funding of our executive bonus plan.

•

In order to ensure a long-term focus by management, we have mitigated the incentives in our annual cash bonus program by capping annual bonus potential to a percentage of base salary, which represents a relatively small percentage of our executives’ total compensation opportunities.

•	Given that a high percentage of our overall pay mix for named executive officers is equity-based:

•

We provide competitive base salaries to our named executive officers to provide a steady income while allowing them to focus on our long-term performance rather than on short-term stock price fluctuations;

•

We design our bonus plan for named executive officers to be focused on financial performance metrics, which in combination with our use of equity awards that are subject to long-term vesting conditions;

focuses our executives on driving long-term stockholder value and incentivizes them to avoid decisions that only benefit short-term results that may not be consistent with our long-term interests;

•	Our equity grants typically vest over a three-year vesting period to ensure our named executive officers have significant value tied to long-term stock price performance;

•	We prohibit speculative and hedging transaction involving our securities, which prevents our executive officers from insulating themselves from the effects of poor company stock price performance; and

•

We have internal controls over financial reporting, the measurement and calculation of compensation goals, and other financial, operational, and compliance policies and practices that are designed to keep our compensation programs from being susceptible to manipulation by any employee, including our named executive officers.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the disclosures contained in the Compensation Discussion and Analysis Section of this Annual Report. Based upon this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis Section be included in this Annual Report.

Compensation Committee of the Board of Directors

John E. Rehfeld (Chairman)
Philip K. Fricke
Frederick Thiel
March 11, 2013

EXECUTIVE COMPENSATION

Summary Compensation

The following table provides information regarding the compensation earned during the fiscal years ended December 31, 2012, 2011 and 2010, by our Chief Executive Officer, Chief Financial Officer and our three other most highly compensated executive officers in 2012. We refer to our Chief Executive Officer, Chief Financial Officer and these other executive officers as the named executive officers in this proxy statement for our 2013 annual stockholders meeting.

2012 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Heath B. Clarke (2)	2012	436,174	21,840	169,680	44,652	84,721	—	757,067
Chief Executive Officer and	2011	421,365	45,862	55,418	162,153	348,252	34,752	1,067,802
Chairman of the Board	2010	382,500	—	—	454,047	333,226	600	1,170,373
Michael A. Sawtell (3)	2012	295,818	—	85,564	26,385	45,295	89,550	542,613
President and Chief	2011	185,298	—	32,747	580,494	136,809	135,000	1,070,348
Operating Officer
Kenneth S. Cragun (4)	2012	285,929	3,886	62,775	17,589	31,342	636	402,157
Chief Financial Officer	2011	274,311	3,336	21,831	212,146	126,073	14,165	651,862
and Secretary	2010	206,277	—	—	141,568	74,689	289	422,823
Erick Herring (5)	2012	248,237	—	56,110	140,527	25,000	7,800	477,674
Sr. Vice President, Technology
Peter S. Hutto (6)	2012	231,458	9,129	55,868	10,148	28,802	9,900	345,305
Sr. Vice President	2011	224,067	—	12,595	36,853	115,482	6,600	395,597
Corporate Development

(1)	The fair value of each performance and restricted stock unit award is calculated on the date of grant using the closing price of our common stock as reported by the Nasdaq. The fair value of each stock option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions:

Year option granted	Expected life	Volatility	Risk free interest rate	Dividend yield
2012	5.1 years	89.35%	0.73%	None
2011	5.2 years	85.35%	1.40%	None
2010	5.2 years	86.33%	1.87%	None

(2)	During 2012, Mr. Clarke received $21,840 as a bonus related to our cost saving measures. During 2011, Mr. Clarke received other compensation of $34,752 for payout of accrued vacation and bonuses of $40,278 for certain exemplary performance and $5,584 for our cost saving measures. During 2010, Mr. Clarke received a matching contribution to his 401(k) account from us in the amount of $600.

(3)	Mr. Sawtell joined us on May 5, 2011, and was paid his salary from that date. During 2012, Mr. Sawtell received other compensation of retention payments of $86,250, as was negotiated in connection with our acquisition of the assets of Rovion and a matching contribution to his 401(k) account from us in the amount of $3,300. During 2011, Mr. Sawtell received retention payments of $135,000 in connection with our acquisition of the assets of Rovion.

(4)	During 2012, Mr. Cragun received $3,886 as a bonus related to our cost saving measures and other compensation of $636 related to a matching contribution to his 401(k) account from us. During 2011, Mr. Cragun received other compensation of $14,165 for payout of accrued vacation. Mr. Cragun also received a bonus of $3,336 related to our cost saving measures. During 2010, Mr. Cragun received a matching contribution to his 401(k) account from us in the amount of $289.

(5)	Mr. Herring joined us on January 3, 2012, and was paid his salary from that date. During 2012, Mr. Herring received other compensation of $7,800 for car allowance.

(6)	Mr. Hutto was not a named executive officer prior to 2011. As a result, the 2012 Summary Compensation Table only includes his 2012 and 2011 compensation information. During 2012, Mr. Hutto received $9,129 as a bonus related to our cost saving measures and other compensation of $6,600 for his car allowance and $3,300 for a matching contribution to his 401(k) account from us. During 2011, Mr. Hutto received other compensation of $6,600 for his car allowance. Mr. Hutto’s employment with the Company ended on March 31, 2013.

Grants of Plan-Based Awards — 2012

The following table provides information regarding grants of plan-based awards that we granted to the named executive officers during the fiscal year ended December 31, 2012. All option awards were granted at the fair market value of our Common Stock on the date of grant, as determined by our Board. Each option award represents the right to purchase one share of our Common Stock. None of the shares subject to option awards are vested at the time of grant and, except for certain grants made to Mr. Herring, as noted below, 33.33% of the shares subject to such option grants vest on the date which is one year from the date of grant. The remainder of the shares vests in equal quarterly installments over the eight quarters thereafter. Restricted stock unit awards vested 100% on January 2, 2013. PSU awards were set to vest on February 19, 2013, upon the achievement of specified financial objectives set by out Compensation Committee, but such specified financial objectives were not achieved and, as a result such PSU awards were cancelled.

2012 Plan Based Awards Granted

Name	Grant Date	Estimated Future Payouts Under Equity Incentive Plan Awards				All Other Stock Awards: Number of Shares of Stock Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold (#)	Target (#)		Maximum (#)
Heath B. Clarke	6/5/2012	—	—		—	37,393	(4)	—		—	84,134
	6/14/2012	37,852	37,852	(5)	37,852	—		—		—	85,546
	12/7/2012	—	—		—	—		27,500	(1)	2.34	44,652
Michael A. Sawtell	6/5/2012	—	—		—	18,896	(4)	—		—	42,516
	6/14/2012	19,048	19,048	(5)	19,048	—		—		—	43,048
	12/7/2012	—	—		—	—		16,250	(1)	2.34	26,385
Kenneth S. Cragun	6/5/2012	—	—		—	13,869	(4)	—		—	31,205
	6/14/2012	13,969	13,969	(5)	13,969	—		—		—	31,570
	12/7/2012	—	—		—	—		10,833	(1)	2.34	17,589
Erick Herring	1/9/2012	—	—		—	—		60,000	(2)	2.25	93,911
	5/15/2012	—	—		—	—		15,000	(1)	2.47	25,742
	5/15/2012	—	—		—	—		6,250	(3)	2.47	10,726
	5/15/2012	—	—		—	2,500	(6)	—		—	6,175
	6/5/2012	—	—		—	11,083	(4)	—		—	24,937
	6/14/2012	11,061	11,061	(5)	11,061	—		—		—	24,998
	12/7/2012	—	—		—	—		6,250	(1)	2.34	10,148
Peter S. Hutto	6/5/2012	—	—		—	12,097	(4)	—		—	27,218
	6/14/2012	12,677	12,677	(5)	12,677	—		—		—	28,650
	12/7/2012	—	—		—	—		6,250	(1)	2.34	10,148

(1)	33.33% of total grant vests one year from the date of grant and the remainder vests quarterly over the next eight quarters.

(2)	50.00% of total grant vests one year from the date of grant and the remainder vests quarterly over the next eight quarters.

(3)	33.33% of total grant vests on December 9, 2013, and the remainder vests quarterly over the next eight quarters.

(4)	100.00% of total grant vests on January 2, 2013.

(5)	Grant vests on February 19, 2013, upon satisfaction of certain performance criteria established by our compensation committee of our board of directors. Grant represent 50% of target potential bonus.

(6)	33.33% of total grant vests on January 1, 2014, and the remainder vests annually on January 1 over the next two years.

Employment Agreements and Change in Control Arrangements with Our Named Executive Officers

Employment Agreements

We entered into amended and restated employment agreements with each of Messrs. Clarke, Cragun, Hutto and Sawtell on December 9, 2011, and with Mr. Herring on January 9, 2012. Each of those employment agreements has a term of one year and automatically renews for additional one year terms unless either party terminates it with at least 30 days notice to the other party. Mr. Hutto’s employment was terminated on March 31, 2013.

If we terminate the executive employment agreements of any of Messrs. Clarke, Sawtell or Cragun without cause (the definition of which is summarized below), or if the foregoing executive terminates his agreement with good reason (the definition of which is also summarized below), each as defined in the agreement, we are obligated to pay that executive: (i) his annual salary and other benefits earned prior to termination, (ii) his annual salary payable over one year after termination, (iii) an amount equal to all bonuses earned during the four quarters immediately prior to the termination date, payable in accordance with our standard bonus payment practices or immediately if and to the extent such bonus will be used by the executive to exercise stock options, (iv) benefits for 12 months following the date of termination, (v) the vesting of all options that would have vested had the executive’s employment agreement remained in force through the end of the initial one-year term of the amended and restated agreement will be fully vested immediately prior to such termination, (vi) the right for 12 months from the date of termination to exercise all vested options granted to the executive, and (vii) in the case of Mr. Sawtell only, the unpaid amount of his retention bonus. In the event of a termination without cause or for good reason by any of Messrs. Clarke, Sawtell or Cragun in connection with a change of control, we are obligated to pay that executive: (i) his annual salary and other benefits earned prior to termination; (ii) 1.25 times his annual salary payable in a lump sum; (iii) an amount equal to 1.25 times all bonuses earned during the four quarters immediately prior to the termination date or immediately prior the date of the change of control, whichever is greater, payable in a lump sum; and (iv) benefits for 15 months following the date of termination.

If we terminate Mr. Herring’s employment agreements without cause, or if the foregoing executive terminates his agreement with good reason, regardless in either case if such occurs in connection with a change of control, we are obligated to pay Mr. Herring his annual salary and other benefits earned prior to termination, and to afford Mr. Herring the right for 12 months from the date of termination to exercise all vested options granted to the executive.

In the event of a change of control or a termination without cause or for good reason by any of Messrs. Clarke, Sawtell, Cragun, or Herring within 120 days of a change of control, all options granted to such executive will be immediately vested and remain exercisable through the end of the option term as if the executive were still employed by us.

Under the terms of the agreements, a change of control is deemed to have occurred generally in the following circumstances:

•	The acquisition by any person of 35% or more of our securities, exclusive of securities acquired directly from us;

•	The acquisition by any person of 50% or more of the combined voting power of our then outstanding voting securities;

•	Certain changes in the composition of our Board of Directors;

•	Certain of our mergers and consolidations where certain voting thresholds or ownership thresholds are not maintained; and

•	The approval of our plan of liquidation or the consummation of the sale of all or substantially all of our assets where certain voting thresholds are not maintained.

Under the terms of the agreements, “cause” is generally defined as:

•

Conviction of a felony involving the crime of theft or a related or similar act of unlawful taking, or a felony involving the federal or California securities or pension laws, or any felony, which results in material economic harm to us;

•

Engagement in the performance of the executive’s duties or otherwise to the material and demonstrable detriment to us, in willful misconduct, willful or gross neglect, fraud, misappropriation or embezzlement;

•	Failure to adhere to lawful and reasonable directions of our Board of Directors or failure to devote substantially all of the business time and effort to us, upon notice; and

•	Material breaches of the agreement by executive.

Under the terms of the agreements, good reason is generally defined as:

•	A reduction in salary or failure to pay salary when due;

•	Material breach of the agreement by us;

•	Failure to have any successor in interest to us assume the employment agreement; and

•	A relocation of the executive to offices a set distance away from the location set forth in the agreement;

and for Messrs. Clarke, Sawtell, Cragun and Hutto, good reason also includes:

•	A material diminution in the executive’s title, authority, duties, reporting relationship or responsibilities;

•	A change in executive’s reporting; and

•	The assignment to executive of any duties or responsibilities which are inconsistent with her status, position or responsibilities.

Separation Agreements

On March 31, 2013, we entered into a separation and general release agreement (“Separation Agreement”) with Peter S. Hutto, our former Sr. Vice President, Corporate Development. Under the terms of the Separation Agreement, we paid Mr. Hutto his unpaid, earned wages and unused paid time off pay and are obligated to pay him $233,708, representing one year’s base salary, in equal installments over the twelve month period following his separation. We will also pay Mr. Hutto a bonus of $56,020.00, representing bonus earned over the previous four quarters immediately prior to the Separation Agreement, payable in accordance with our bonus payment structure over the twelve month period following his separation. In addition, we have agreed to pay 100% of Mr. Hutto’s health insurance premiums through March 2014 to the extent Mr. Hutto elected to continue his health care insurance coverage under COBRA. Mr. Hutto has the right to exercise any vested stock options through March 31, 2014.

Termination and Change of Control Benefits

The table below sets forth estimated payments with respect to our Named Executive Officers upon the termination of employment with us under various circumstances and upon a change in control (“CIC”), calculated as of December 31, 2012.

	Involuntary For Cause or Without Good Reason	Involuntary Without Cause or For Good Reason	Death/ Disability	Involuntary Without Cause or For Good Reason In Connection With CIC
Heath B. Clarke
Cash Severance	$—	$800,312	$800,312	$1,000,391
Michael A. Sawtell
Cash Severance (1)	$—	$573,828	$573,828	$695,722
Kenneth S. Cragun
Cash Severance	$—	$422,291	$422,291	$527,863
Erick Herring
Cash Severance	$—	$—	$—	$—
Peter S. Hutto
Cash Severance	$—	$350,562	$350,562	$438,202

(1)	Includes $86,250 of retention bonus that remained unpaid as of December 31, 2012.

Outstanding Equity Awards at Fiscal Year-End — 2012

The following table sets forth the number of shares of Common Stock subject to exercisable and unexercisable stock options and number of unvested restricted stock units held as of December 31, 2012, by each of our Named Executive Officers.

2012 Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Name
Heath B. Clarke	29,676	—		16.59	1/14/2015	—		—	—	—
	10,331	—		5.53	5/18/2015	—		—	—	—
	15,000	—		9.90	6/3/2015	—		—	—	—
	26,512	—		6.79	11/15/2015	—		—	—	—
	29,642	—		4.21	3/9/2016	—		—	—	—
	67,500	—		4.74	12/13/2017	—		—	—	—
	67,500	—		4.74	12/13/2017	—		—	—	—
	56,249	11,251	(1)	4.74	6/3/2018	—		—	—	—
	70,837	—		1.57	3/12/2019	—		—	—	—
	73,333	36,667	(2)	6.01	12/10/2020	—		—	—	—
	25,666	51,334	(3)	2.29	12/9/2018	—		—	—	—
	—	27,500	(4)	2.29	12/9/2018	—		—	—	—
	—	—		—	—	13,200	(5)	27,060	—	—

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Name
	—	—		—	—	11,000	(6)	22,550	—		—
	—	—		—	—	37,393	(7)	76,656	—		—
	—	—		—	—	—		—	37,852	(8)	77,597
	—	27,500	(9)	2.34	12/7/2019	—		—	—		—
Michael A. Sawtell	37,499	37,501	(10)	3.58	5/5/2021	—		—	—		—
	59,999	60,001	(11)	3.65	5/12/2021	—		—	—		—
	15,166	30,334	(3)	2.29	12/9/2018	—		—	—		—
	—	16,250	(4)	2.29	12/9/2018	—		—	—		—
	—	—		—	—	7,800	(5)	15,990	—		—
	—	—		—	—	6,500	(6)	13,325	—		—
	—	—		—	—	18,896	(7)	38,737	—		—
	—	—		—	—	—		—	19,048	(8)	39,048
	—	16,250	(9)	2.34	12/7/2019	—		—	—		—
Kenneth S. Cragun	46,000	—		2.31	4/1/2019	—		—	—		—
	15,972	3,195	(12)	2.31	4/1/2019	—		—	—		—
	9,582	9,584	(13)	2.31	4/1/2019	—		—	—		—
	16,666	8,334	(14)	4.85	10/18/2020	—		—	—		—
	8,666	4,334	(2)	6.01	12/10/2020	—		—	—		—
	24,499	17,501	(15)	5.14	1/11/2021	—		—	—		—
	10,110	20,223	(3)	2.29	12/9/2018	—		—	—		—
	—	10,833	(4)	2.29	12/9/2018	—		—	—		—
	—	—		—	—	5,200	(5)	10,660	—		—
	—	—		—	—	4,333	(6)	8,883	—		—
	—	—		—	—	13,869	(7)	28,431	—		—
	—	—		—	—	—		—	13,969	(8)	28,636
	—	10,833	(9)	2.34	12/7/2019	—		—
Erik Herring	—	60,000	(16)	2.25	1/9/2019	—		—	—		—
	—	15,000	(17)	2.47	5/15/2019	—		—	—		—
	—	6,250	(4)	2.47	5/15/2019	—		—	—		—
	—	—		—	—	2,500	(6)	5,125
	—	—		—	—	11,083	(7)	22,720
	—	—		—	—	—		—	11,061	(8)	22,675
	—	6,250	(9)	2.34	12/7/2019	—		—	—		—
Peter S. Hutto	55,000	—		7.11	10/21/2015	—		—	—		—
	3,126	—		4.71	3/6/2017	—		—	—		—
	12,779	—		4.74	12/13/2017	—		—	—		—
	19,167	—		4.74	12/13/2017	—		—	—		—
	15,971	3,195	(1)	4.74	12/13/2017	—		—	—		—
	11,667	—		1.66	10/28/2018	—		—	—		—
	21,765	—		1.57	3/12/2019	—		—	—		—
	25,333	12,667	(2)	6.01	12/10/2020	—		—	—		—
	5,833	11,667	(3)	2.29	12/9/2018	—		—	—		—
	—	6,250	(4)	2.29	12/9/2018	—		—	—		—
	—	—		—	—	3,000	(5)	6,150	—		—
	—	—		—	—	2,500	(6)	5,125	—		—
	—	—		—	—	12,097	(7)	24,799	—		—
	—	—		—	—	—		—	12,677	(8)	25,988
	—	6,250	(9)	2.34	12/7/2019	—		—	—		—

(1)	33.33% of total grant vested on June 3, 2011, and the remainder vests each quarter over the next eight quarters commencing after June 3, 2011.

(2)	33.33% of total grant vested on December 10, 2011, and the remainder vests each quarter over the next eight quarters commencing after December 10, 2011.

(3)	33.33% of total grant vested on December 9, 2012, and the remainder vests each quarter over the next eight quarters commencing after December 9, 2012.

(4)	33.33% of total grant vests on December 9, 2013, and the remainder vests each quarter over the next eight quarters commencing after December 9, 2013.

(5)	33.33% of total grant vests on January 1, 2013, and the remainder vests each year on January 1 over the next two years commencing after January 1, 2013.

(6)	33.33% of total grant vests on January 1, 2014, and the remainder vests each year on January 1 over the next two years commencing after January 1, 2014.

(7)	100% of total grant vests on January 2, 2013.

(8)	100% of total grant vests on February 19, 2013, upon satisfaction of certain performance criteria established by the compensation committee of our board of directors.

(9)	33.33% of total grant vests on December 7, 2013, and the remainder vests each quarter over the next eight quarters commencing after December 7, 2013.

(10)	33.33% of total grant vested on May 5, 2012, and the remainder vests each quarter over the next eight quarters commencing after May 5, 2012.

(11)	33.33% of total grant vested on May 12, 2012, and the remainder vests each quarter over the next eight quarters commencing after May 12, 2012.

(12)	33.33% of total grant vested on April 1, 2010, and the remainder vests each quarter over the next eight quarters commencing after April 1, 2010.

(13)	33.33% of total grant vested on April 1, 2011, and the remainder vests each quarter over the next eight quarters commencing after April 1, 2011.

(14)	33.33% of total grant vested on April 1, 2012, and the remainder vests each quarter over the next eight quarters commencing after April 1, 2012.

(15)	33.33% of total grant vested on October 18, 2011, and the remainder vests each quarter over the next eight quarters commencing after October 18, 2011.

(16)	50.00% of total grant vests on January 9, 2013, and the remainder vests each quarter over the next eight quarters commencing after January 9, 2013.

(17)	33.33% of total grant vests on May 15, 2013, and the remainder vests each quarter over the next eight quarters commencing after May 15, 2013.

Options Exercises and Stock Vested — 2012

(2)	There were no stock options exercised nor stock awards vested during the fiscal year ended 2012 for our Named Executive Officers.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee is an officer or employee of Local, and none of our executive officers serve as a member of a Compensation Committee of any entity that has one or more executive officers serving as a member of our Compensation Committee.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC reports of ownership and changes in ownership of our equity securities. Copies of the reports filed with the SEC are required by SEC Regulation to be furnished to Local. Based solely on our review of the copies of such reports furnished to us and written representations from certain insiders that no other reports were required, we believe each reporting person has complied with the disclosure requirements with respect to transactions made during 2012.

PROPOSAL 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

BDO USA, LLP was engaged as our independent registered public accounting firm in March 2012 for the fiscal year ended December 31, 2012. Prior to the appointment of BDO USA, LLP, Haskell & White LLP had served as our independent registered public accounting firm for all fiscal years ending December 31, since 2003.

Proposal to Ratify Independent Registered Public Accounting Firm for 2013

Although it is not required to do so, the Audit Committee is submitting the appointment of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting in order to ascertain the view of the stockholders regarding such appointment. In the event ratification of this appointment of independent registered public accounting firm is not approved by a majority of the shares of Common Stock voting thereon, the Audit Committee will consider this fact in connection with its future appointment of an independent registered public accounting firm.

A representative of BDO USA, LLP is expected to be present at the Annual Meeting where he or she will be given the opportunity to make a statement if he or she desires and will be available to respond to appropriate questions.

The Board recommends a vote “FOR” ratification of the appointment of BDO USA LLP as our independent registered public accounting firm for fiscal year ending December 31, 2013.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table sets forth the aggregate fees for professional audit services rendered by BDO USA, LLP for audit of our annual financial statements for the year ended December 31, 2012, and fees billed for other services provided by BDO USA, LLP for the year ended December 31, 2012, and for professional audit services rendered by Haskell & White LLP for audit of our annual financial statements for the year ended December 31, 2011, and fees billed for other services provided by Haskell & White LLP for the year ended December 31, 2011.

	Years ended December 31,
	2012	2011
Audit Fees	$267,443	$223,830
Audit-Related Fees	—	44,100
Tax Fees	79,103	—
All Other Fees	—	5,500

Total Fees Paid	$346,546	$273,430

Audit Fees

Includes the aggregate fees for the annual audit of our financial statements, review of our quarterly financial statements and the audit of internal controls in order to comply with the Sarbanes-Oxley Act of 2002.

Audit-Related Fees

Includes the aggregate fees for the auditor’s consent for use of our audited financial statements in our S-3 registration statements, S-8 registration statement, and our Form 10-K/A.

Tax Fees

Includes the aggregate fees for tax preparation, tax advice and tax planning.

All Other Fees

Includes the aggregate fees for services related to our acquisitions.

Our audit committee pre-approves all services provided by BDO USA, LLP and Haskell & White LLP.

PROPOSAL 3 — APPROVAL OF THE LOCAL CORPORATION 2013 EMPLOYEE STOCK PURCHASE PLAN.

Background

On March 11, 2013, the Board of Directors adopted the Local Corporation 2013 Employee Stock Purchase Plan (the “ESP Plan”), subject to the approval of the stockholders at our 2013 Annual Meeting, to allow employees to purchase our common stock at a discount using payroll deductions. Stockholder approval of the ESP Plan would entitle our employees to receive special tax treatment provided by the Internal Revenue Code of 1986, as amended (the “Code”). Contributions by employees will commence if the ESP Plan is approved by our stockholders.

The ESP Plan provides for the issuance of up to 2,000,000 shares of common stock. A copy of the ESP Plan is attached as Appendix A to this Proxy Statement. The description herein is a summary and not intended to be a complete description of the ESP Plan. Please read the ESP Plan for more detailed information.

Description of the ESP Plan

The purpose of the ESP Plan is to provide our employees and those subsidiaries designated to participate in the ESP Plan with an opportunity to purchase shares of our common stock. The ESP Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. The provisions of the ESP Plan, accordingly, will be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

A total of 2,000,000 shares of common stock will be available for issuance and purchase under the ESP Plan. If any purchase right terminates for any reason without having been exercised, the shares of common stock not purchased under such purchase right shall again become available for the ESP Plan. The ESP Plan will be administered by the Compensation Committee or such other committee designated by our Board or the Compensation Committee (the “Plan Committee”). The Plan Committee has the full and exclusive discretionary authority to construe and interpret the ESP Plan and the rights granted under it, to designate from time to time which subsidiaries of the Company will participate in the ESP Plan, to establish rules and regulations for the administration of the ESP Plan and to amend the ESP Plan to satisfy applicable laws, to obtain any exemption under such laws or to reduce or eliminate any unfavorable legal, accounting or other consequences.

Eligibility

Generally, all of our employees, who are generally classified as our employees for tax purposes, who are employed on the first day of the applicable offering period are eligible to participate in the ESP Plan. However, any employee who would own or have options to acquire five percent (5%) or more of the total combined voting power or value of all classes of our stock or any subsidiary is excluded from participating in the ESP Plan. Nonemployee directors are not eligible to participate in the ESP Plan. Approximately 100 employees are eligible to participate in the ESP Plan.

Purchase of Shares of Common Stock

Pursuant to procedures established by the Plan Committee, eligible employees may elect to have a portion of their compensation used to purchase shares of our common stock. Purchase periods are established (currently contemplated to be successive six-month periods) and purchases of shares of common stock are made on the last trading day of the purchase period with compensation amounts withheld from employees during the purchase period. Pursuant to procedures established by the Plan Committee, employees may suspend the amount of compensation being withheld during a purchase period or may withdraw prior to the end of the purchase period all amounts previously withheld during the purchase period, without interest. If during a purchase period an employee suspends the withholding of compensation or withdraws amounts previously withheld, such employee may not recommence withholding of compensation for the purchase of shares of common stock until the following purchase period.

On each purchase date (the last trading day of each purchase period), any amounts withheld from an employee’s compensation during the applicable purchase period for purposes of the ESP Plan will be used to purchase the greatest number of whole shares of common stock that can be purchased with such amounts. The purchase price for a share of common stock will be set at the lesser of (i) 85% of the fair market value of a share of common stock on the first trading day of the purchase period or (ii) 85% of the fair market value of a share of common stock on the purchase date. For purposes of the ESP Plan, “fair market value” generally means the closing price of a share of common stock for the day.

The Code generally limits the aggregate fair market value of the shares of common stock (determined as of the beginning of the purchase period) that any employee may purchase under the ESP Plan during any calendar year to $25,000. The ESP Plan provides the Plan Committee with authority to limit the number of shares of common stock that an employee can purchase on any one purchase date under the ESP Plan. The Plan Committee may impose restrictions or limitations on the resale of shares of common stock purchased under the ESP Plan.

We will pay the administrative costs associated with the operation of the ESP Plan. The employees will pay any brokerage commissions that result from their sales of shares of common stock. We may deduct or withhold or require employees to pay to us any federal, state, local and other taxes we are required to withhold with respect to any event arising as a result of the ESP Plan.

Effect of Certain Corporate Events

The ESP Plan provides for adjustment of the number of shares of common stock which may be granted under the ESP Plan as well as the purchase price per share of common stock and the number of shares of common stock covered by each purchase right for any increase or decrease in the number of shares of common stock resulting from any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, or other similar corporate transaction or event affecting our common stock.

In the event of any corporate transaction, the Plan Committee may make such adjustment it deems appropriate to prevent dilution or enlargement of rights in the ESP Plan, in the number, class of or price of shares of common stock available for purchase under the ESP Plan and in the number of shares of common stock which an employee is entitled to purchase and any other adjustments it deems appropriate. Upon a change in control, all outstanding purchase rights are generally treated as exercised.

Amendment or Termination

The Board may amend the ESP Plan at any time, provided such amendment does not cause rights issued under the ESP Plan to fail to meet the requirements of Section 423 of the Code or cause rights issued under the ESP Plan to fail to meet the requirements of any securities exchange on which shares of common stock are traded. Moreover, any amendment for which stockholder approval is required under Section 423 of the Code or such securities exchange must be submitted to the stockholders for approval. The ESP Plan will continue until terminated by action of the Board or the Plan Committee, although as noted above, the number of shares authorized under the ESP Plan is limited.

U.S. Federal Income Tax Consequences

The following discussion is only a brief summary of the United States federal income tax consequences to us and our employees. It is based on the Code as in effect as of the date of this proxy statement. The discussion relates only to United States federal income tax treatment; state, local, foreign, estate, gift and other tax consequences are not discussed. The summary is not intended to be a complete analysis or discussion of all potential tax consequences.

The amounts deducted from an employee’s pay pursuant to the ESP Plan will be included in the employee’s compensation and will be subject to federal income and employment tax. Generally, no additional income will be recognized by the employee either at the beginning of the purchase period when purchase rights are granted pursuant to the ESP Plan or at the time the employee purchases shares of common stock pursuant to the ESP Plan.

If the shares of common stock are disposed of at least two years after the first day of the purchase period to which the shares of common stock relate and at least one year after the shares of common stock were acquired under the ESP Plan (the “Holding Period”), or if the employee dies while holding the shares of common stock, the employee (or in the case of the employee’s death, the employee’s estate) will recognize ordinary income in the year of disposition or death in an amount equal to the lesser of (a) the excess of the fair market value of the shares of common stock on the first trading day of the purchase period over the purchase price of the shares of common stock or (b) the excess of fair market value of the shares of common stock at the time of such disposition over the purchase price of the shares of common stock.

If the shares of common stock are sold or disposed of (including by way of most gifts) before the expiration of the Holding Period, the employee will recognize ordinary income in the year of sale or disposition in an amount equal to the excess of the sales price over the purchase price. Even if the shares of common stock are sold for less than their fair market value on the purchase date, the same amount of ordinary income is included in income.

In addition, the employee generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of shares of common stock and the employee’s tax basis in the shares of common stock (generally, the amount the employee paid for the shares of common stock plus the amount, if any, taxed as ordinary income). Capital gain or loss recognized on a disposition of shares of common stock will be long-term capital gain or loss if the employee’s holding period for the shares of common stock exceeds one year. The purchase date begins the holding period for determining whether the gain or loss realized is short or long term.

If the employee disposes of shares of common stock purchased pursuant to the ESP Plan after the Holding Period, we will not be entitled to any federal income tax deduction with respect to the shares of common stock issued under the ESP Plan. If the employee disposes of such shares of common stock prior to the expiration of the Holding Period, we generally will be entitled to a federal income tax deduction in an amount equal to the amount of ordinary income recognized by the employee as a result of such disposition.

New Plan Benefits

Participation in the ESP Plan is entirely within the discretion of the eligible employees. Because we cannot presently determine the participation levels by employees, the rate of contributions by employees and the eventual purchase price under the ESP Plan, it is not possible to determine the value of benefits which may be obtained by executive officers and other employees under the ESP Plan.

Required Vote

The affirmative vote of a majority of the issued and outstanding shares of the common stock entitled to vote at this meeting is necessary for approval of the ESP Plan in this Proposal 3. If you own shares through a bank, broker, or other holder of record, you must instruct your bank, broker, or other holder of record how to vote in order for them to vote your shares so that your vote can be counted on this Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE LOCAL CORPORATION 2013 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL 4 — APPROVAL IN ACCORDANCE WITH NASDAQ MARKETPLACE RULES, OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UNDERLYING CONVERTIBLE NOTES AND WARRANTS PREVIOUSLY ISSUED BY US TO INVESTORS WHO TOOK PART IN AN OFFERING OF CONVERTIBLE NOTES AND WARRANTS IN APRIL 2013, IN AN AMOUNT EQUAL TO OR IN EXCESS OF 20% OF OUR COMMON STOCK OUTSTANDING BEFORE THE ISSUANCE OF OUR COMMON STOCK UNDERLYING SUCH CONVERTIBLE NOTES AND WARRANTS.

Background

On April 10, 2013, we entered into a Convertible Note and Warrant Purchase Agreement (the “Agreement”) with The Tail Wind Fund Ltd. and certain other institutional investors (the “Investors”), pursuant to which we sold $5.0 million in convertible subordinated notes (the “Notes”), bearing interest at 7% per annum and convertible into shares of our common stock, par value $0.00001 per share (the “Common Stock”), and warrants (the “Warrants”) to purchase 746,268 shares of Common Stock (collectively, the “Financing”). The Agreement, form of Notes, and form of Warrants are attached hereto as Appendices B through D, respectively (collectively, the “Financing Documents”). The Notes have a maturity date of twenty four (24) months from the date of closing. The Warrants have an expiration date of sixty (60) months from the date of closing. The Notes are convertible to shares of Common Stock and the Warrants are exercisable at $2.01 per share of Common Stock. The proceeds from the Financing were used for expenses related to the Financing and for working capital.

We may, at our election, issue shares of our Common Stock in satisfaction of our interest obligations under the Notes, provided certain conditions have been met, and provided further that such Common Stock shall be issued at a price equal to 93% of the then-current market price for our Common Stock, as calculated under the Notes. Under the terms of the Notes, the conversion price of the Notes can fluctuate in the event (i) there is an event of default under the Notes, the holders of the Notes elect to use the alternative conversion price to convert their Notes, and the alternative conversion price is less than the then-current conversion price for the Notes, (ii) we undertake certain stock dividends, split, combinations, distributions, or (iii) we undertake certain issuances of Common Stock or convertible securities at prices lower than the then-current conversion price for the Notes. In such instances, the conversion price of the Notes can fluctuate lower than the current conversion price of $2.01 per share. The Notes are convertible by the holders of the Notes at any time. We can force the conversion of the Notes by the holders in the event the trading price for our Common Stock exceeds 200% of the then current conversion price for a period of 90 trading days and certain other conditions have been met.

The Notes prevent us from assuming any new indebtedness, except permitted indebtedness, as defined in the Notes, which includes allowance for certain types of indebtedness, including our line of credit with Square 1 Bank. Events of Default under the Notes includes failure to pay principal or interest timely when due, failure to timely convert the Notes to Common Stock if requested, failure to comply with the terms of the Notes, Warrants or other Financing Documents, a breach of representations and warranties by us, failure to file required SEC reports, failure to maintain listing on Nasdaq, and certain cross default provisions. In the event of default under the Notes, the Notes will bear interest at a default rate of eighteen percent (18%) per annum.

Under the terms of the Warrants, the exercise price of the Warrants can fluctuate in the event (i) we undertake certain stock dividends, split, combinations, distributions, or (ii) we undertake certain issuances of Common Stock or convertible securities at prices lower than the then-current exercise price for the Warrants. In such instances, the exercise price of the Warrants and the number of Warrants can fluctuate lower than the current exercise price of $2.01 per share.

In connection with the Agreement, we entered into an Investor Rights Agreement with each of the Investors (the “IRA”), the form of which is attached hereto as Appendix E. The IRA contains a requirement that we register the Common Stock into which the Notes are convertible and for which the Warrants are exercisable with the Securities and Exchange Commission. We fulfilled our obligation to file a Form S-3 Registration Statement within 45 days of the closing by filing a Form S-3 on May 6, 2013. We are also required to have such registration statement declared effective within 120 days of the closing, and to maintain the effectiveness of such registration statement for so long as the Notes, Warrants or shares of Common Stock issued pursuant to the Notes or Warrants are held by the Investors or their permitted assignees. We may become responsible for certain liquidated damages if we fail to meet our obligations under the IRA.

As security for our obligations the Financing Documents and the IRA, we have granted the Investors a security interest on all of our assets. Additionally, each of our wholly-owned subsidiaries, Krillion, Inc. and Screamin Media Group, Inc., have guaranteed all of our obligations with respect to the Investors under the Financing Documents and the IRA pursuant to a Guarantee Agreement (the “Guarantee”), the form of which is attached hereto as Appendix F. Krillion, Inc. and Screamin Media Group, Inc. have each offered as security for their obligations under the Guarantee a security interest in their respective assets. The Investors have subordinated all of their secured interests to Square One Bank pursuant to a subordination agreement with Square One Bank.

We engaged Merriman Capital, Inc. and Ladenburg Thalmann & Co. Inc., in order to assist us with the Financing. A special committee of the Board of Directors was formed for purposes of evaluating the potential financial advisors and made the selection of Merriman Capital, Inc. and Ladenburg Thalmann & Co. Inc. The special committee of the Board was comprised entirely of independent Board members. Our lead director, Norman K. Farra, Jr., currently serves as FEP Advisor for Merriman Capital, Inc. For his services in connection with the Financing, Mr. Farra received an aggregate fee of approximately $127,500. In light of the engagement of Merriman Capital, Inc. and the potential for a conflict of interest, Mr. Farra resigned his positions on the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of our Board of Directors on January 16, 2013, as previously disclosed.

Provisions Requiring Stockholder Approval

The Notes and the Warrants contain certain volume weighted price adjustment provisions which, if triggered, will lower the price at which the Notes are convertible into shares of Common Stock and the price at which the Warrants are exercisable for shares of Common Stock in the event (i) there is an event of default under the Notes, holders of the Notes elect to use the alternative conversion price to convert their Notes, and the alternative conversion price is less than the then-current conversion price for the Notes, (ii) we undertake certain stock dividends, split, combinations, distributions, of (iii) we undertake certain issuances of Common Stock or convertible securities at prices lower than the then-current conversion price for the Notes. Additionally, the Notes contain provisions which allow us to pay our interest obligations under the Notes in shares of our Common Stock instead of cash. If we elect to pay our interest obligations under the Notes in shares of our Common Stock, the number of shares to be issued in satisfaction of such interest obligations would be determined by dividing such interest obligation amount by 93% of the market price of our common stock as of the applicable payment date. The “market price” of our Common Stock is the lesser of (i) the closing sale price of our Common Stock on the date before the applicable payment date and (ii) the volume weight average price over the 20 trading day period prior to the date before the applicable payment date. Since the price at which our Common Stock is converted into the interest obligation amount is at a discount to the market price and there is no guarantee as to what the market price will be, a potentially unlimited number of additional shares of our Common Stock could be used to pay these obligations.

The Notes and Warrants contain provisions which limit the total amount of shares of Common issuable to each Investor individually and, in accordance with Nasdaq Marketplace Rule 5635(d), 19.99% in the aggregate to all Investors pursuant to the Financing, including through conversion of the Notes, exercise of the Warrants and payment of the interest obligations under the Notes. In the event that, but for the foregoing cap on total conversion, the Investors would be entitled to convert their Notes and exercise their Warrants into shares of Common Stock in excess of 19.99% in the aggregate as a result of the impact of certain volume weighted price adjustment provisions in the Notes and Warrants, then a higher interest rate shall be applied to that portion of the Notes which are not convertible into shares of Common Stock and certain other rights and terms may become applicable. In addition, if we do not obtain stockholder approval for us to issue Common Stock equal to 20% of more of the Common Stock outstanding before the Financing at this annual meeting of stockholders, then 19.99% conversion caps remain in place and we may be required to pay interest amounts under the Notes in cash to the extent that the issuance of shares of Common Stock to satisfy our interest payment obligations under the Notes would result in our exceeding the conversion cap. Payment of interest amounts in cash would require us to dedicate a significant portion of our cash flows from operations and other capital resources to these payments. In addition, we are obligated to seek stockholder approval at each subsequent annual meeting of stockholders until approval is obtained or all our our obligations under the Notes and Warrants have been fulfilled. In the event we are in default under the Financing Documents, then we will be obligated to seek stockholder approval within four months of such event of default and each four month period thereafter until approval is obtained or all of our obligations under Notes and Warrants have been fulfilled.

Nasdaq Listing Requirements and the Necessity of Stockholder Approval

As a Nasdaq listed company, we are required to follow all applicable Nasdaq rules, including the Nasdaq Marketplace Rules. One such rule is rule 5635(d)(2) which requires stockholder approval when, in connection with a transaction other than a public offering, a transaction involves the potential issuance by us of Common Stock equal to 20% or more of the Common Stock outstanding before such potential issuance. Stockholder approval was not required at the closing the Financing because the terms of the Financing would not result in issuances equal to or more than 20%. However, we agreed in the Financing Documents to seek stockholder approval which would allow us to exceed the 19.99% aggregate cap on the total shares of Common Stock that are issuable pursuant to the Notes and the Warrants.

In order to satisfy all applicable Nasdaq Marketplace Rules, including without limitation Nasdaq Marketplace Rule 5635(d), which will have the effect of removing the 19.99% aggregate cap on the total shares of Common Stock that are issuable pursuant to the Notes and the Warrants, the Board of Directors is seeking shareholder approval for the issuance of shares of our Common Stock underlying the Notes and Warrants in an amount equal to or in excess of 20% of our Common Stock outstanding before the issuance of the Common Stock underlying the Notes and Warrants.

Our stockholders are being asked to approve the potential issuance by us of Common Stock equal to 20% or more of Common Stock outstanding before the Financing. If the 19.99% aggregate cap on the total shares of Common Stock that are issuable pursuant to the Notes and the Warrants is removed, there is no way to reasonably calculate the total number of our shares of Common Stock into which the Notes and the Warrants may ultimately be convertible, as it would be dependent upon factors that are not yet determined or known. The number of issuable shares can increase without limit if we elect to pay our interest obligations under the Notes in shares of our Common Stock. Additionally, the number of issuable and exercisable shares can increase without limit, as market price of our Common Stock falls and as shares are sold at lower prices if the volume weighted price adjustment provision are triggered in the event (i) there is an event of default under the Notes, holder of the Notes elect to use the alternative conversion price to convert their Notes, and the alternative conversion price is less than the then-current conversion price for the Notes, (ii) we undertake certain stock dividends, split, combinations, distributions, or (iii) we undertake certain issuances of Common Stock or convertible securities at prices lower than the then-current conversion price for the Notes. In such instances, the conversion price of the Notes can fluctuate materially lower than the current conversion price of $2.01 per share.

In the event there is an event of default under the Notes and the holder elects to convert the notes, the Notes would be converted at the lower of the conversion price then in effect or a price equal to 80% of the volume weighted average price on the trading day immediately preceding the conversion date.

By way of illustration, assuming we are in an event of default under the Notes and the holders of the Notes elect to use the alternative conversion price to convert their Notes, the following table sets forth the dilutive impact of such a conversion assuming that the alternative price (i.e., the then-current conversion price or 80% of the volume-weighted average sale price for the Common Stock on trading day immediately preceding such conversion) is approximately 25%, 50% and 75% of the current conversion price of $2.01:

Conversion Price	Number of Shares to be Issued upon Conversion
$2.01 (current conversion price)	2,487,562
$1.50 (approximate 25% decrease)	3,333,332
$1.00 (approximate 50% decrease)	5,000,000
$0.50 (approximate 75% decrease)	10,000,000

In the event of a stock dividend, split or combination, the conversion price of the Notes would be adjusted in accordance with the following formula:

a x (b/c)

Where:

a = Current Conversion Price

b= Number of shares of Common Stock outstanding before the event

c= Number of shares of Common Stock outstanding after the event

In the event of a subsequent issuance of Common Stock by us, the conversion price of the Notes would be adjusted in accordance with the following formula:

a x (b+c)/d

Where:

a = Current Conversion Price

b = Number of shares of Common Stock outstanding at time of issuance

c = Number of shares of Common Stock issued

d = Number of shares of Common Stock outstanding after the issuance

By way of illustration, the following table sets forth the impact of a subsequent issuance of Common Stock by us at approximately 25%, 50% and 75% of the current conversion price of $2.01 in which the total value of such subsequent issuance of Common Stock is valued at $1,000,000, $5,000,000 or $10,000,000:

Issuance Value	Issuance Price	Number of Shares to be Issued Upon Conversion of Notes
$1,000,000	$1.50 $1.00 $0.50	2,505,564 2,541,037 2,576,510
$5,000,000	$1.50 $1.00 $0.50	2,570,508 2,733,959 2,897,410
$10,000,000	$1.50 $1.00 $0.50	2,638,637 2,936,343 3,234,049

The number of shares of our Common Stock for which the Warrant are exercisable and the price at which such shares of our common Stock may be purchased upon exercise of the warrant may be adjusted in the event (i) we undertake certain stock dividends, split, combinations, distributions, or (ii) we undertake certain issuances of Common Stock or convertible securities at prices lower than the then-current exercise price for the Warrants. These provisions are intended to provide the Investors with partial protection from the effects of actions that dilute their interests in our Company on a fully-converted and fully-exercised basis. These provisions could result in substantial dilution to investors in our Common Stock that purchased our shares at higher prices.

In such instances, the number of shares of Common Stock for which the Warrants are issuable can fluctuate higher and the exercise price of the Warrants can fluctuate lower than the current exercise price of $2.01 per share.

In the event of a stock dividend, split or combination, the number of shares of Common Stock acquirable pursuant to the Warrants would be adjusted in accordance with the following formula:

a x (b/c)

Where:

a = Current total number of shares of Common Stock issuable pursuant to the Warrant

b = Number of shares of Common Stock outstanding after the event

c = Number of shares of Common Stock outstanding before the event

Simultaneously, the exercise price of the Warrants would be adjusted in accordance with the following formula:

(a x b)/c

Where:

a = Current Warrant Price

b = Number of shares of Common Stock issuable pursuant to the Warrant prior to the adjustment above

c = Number of shares of Common Stock issuable pursuant to the Warrant after such adjustment

In the event of a subsequent issuance of Common Stock by us, the number of shares of Common Stock acquirable pursuant to the Warrants would be adjusted in accordance with the following formula:

a/(a x ((b+(c/a))/d))

Where:

a = Current exercise price of the Warrant

b = Number of shares of Common Stock outstanding prior to the issuance

c = Aggregate consideration received by the issuance

d = Number of shares of Common Stock outstanding after the issuance. Simultaneously, the exercise price of the Warrants would be adjusted in accordance with the following formula:

a x ((b+(c/a))/d)

Where:

a = Current exercise price of the Warrant

b = Number of shares of Common Stock outstanding prior to the issuance

c = Aggregate consideration received by the issuance

d = Number of shares of Common Stock outstanding after the issuance

By way of illustration, the following table sets forth the impact of a subsequent issuance of Common Stock by us at approximately 25%, 50% and 75% of the current exercise price of the Warrants of $2.01 in which the total value of such subsequent issuance of Common Stock is valued at $1,000,000, $5,000,000 or $10,000,000:

Issuance Value	Issuance Price	Number of Shares Issuable In Aggregate to Warrant Holders	Exercise Price of Such Warrants Post-Subsequent Issuance
$1,000,000	$1.50 $1.00 $0.50	751,668 730,564 701,196	$2.00 $1.97 $1.89
$5,000,000	$1.50 $1.00 $0.50	771,152 820,186 967,292	$1.95 $1.83 $1.55
$10,000,000	$1.50 $1.00 $0.50	791,590 880,902 1,148,838	$1.89 $1.70 $1.31

Finally, in the event we elect to pay our interest obligations under the Notes in shares of our Common Stock, the number of shares to be issued in satisfaction of such interest obligations could fluctuate materially higher if the market price for our Common Stock is materially lower. By way of illustration, the following table sets forth the impact that lower market prices for our Common Stock would have on the number of shares of Common

Stock to be issued in satisfaction of our interest obligations under the Notes, assuming a market price of approximately 25%, 50% and 75% of the current conversion price of the Notes:

Market Price of Common Stock at interest payment date	Conversion price (93% of Market Price)	Number of shares of Common Stock issued for interest payment
$2.01	$1.87	374,472
$1.50	$1.40	501,792
$1.00	$0.93	752,688
$0.50	$0.47	1,505,376

Accordingly, if any or all of these provisions of the Notes and Warrants are triggered, then potentially material additional dilution to our existing stockholders may occur and our ability to complete a subsequent financing to fund our operating needs could be materially adversely affected.

Required Vote

The affirmative vote of a majority of the issued and outstanding shares of the Common Ctock entitled to vote at this meeting is necessary for approval of the issuance of shares of our Common Stock underlying the conversion of the Notes and exercise of the Warrants in an amount equal to or in excess of 20% of our common Stock outstanding before the Financing. If you own shares through a bank, broker, or other holder of record, you must instruct your bank, broker, or other holder of record how to vote in order for them to vote your shares so that your vote can be counted on this Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, IN ACCORDANCE WITH NSADAQ MARKETPLACE RULES, OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UNDERLYING CONVERTIBLE NOTES AND WARRANTS PREVIOUSLY ISSUED BY US, IN AN AMOUNT EQUAL TO OR IN EXCESS OF 20% OF OUR COMMON STOCK OUTSTANDING BEFORE THE ISSUANCE OF OUR COMMON STOCK UNDERLYING SUCH CONVERTIBLE NOTES AND WARRANTS.

PROPOSAL 5 — ADVISORY VOTE TO APPROVE OUR EXECUTIVE COMPENSATION, AS DESCRIBED IN THIS PROXY STATEMENT.

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with rules promulgated by the SEC.

As we discuss above under the caption “Compensation Discussion and Analysis,” the general compensation arrangements of the Company are guided by the following principles and business objectives:

•	It is our objective to hire and retain top talent in our industry in an exceptionally competitive marketplace, especially for key positions that directly contribute to creating stockholder value;

•

We reward the performance of our top contributors in key positions within our company by focusing our resources on them and their continued performance, while providing compensation at levels within our organization that rewards performance; and

•

We firmly believe that equity compensation is an important means of aligning the interests of our employees with those of our stockholders and focus our equity compensation on the key positions within our Company that we believe have the greatest impact on performance.

We are guided by the above principles in its compensation philosophy for our executive officers, which has been designed to achieve the following two objectives:

•	Allow us to attract and retain the key executive talent it needs to achieve its business objectives by providing total compensation arrangements that are competitive and attractive; and

•

Establishing a direct correlation between the total executive compensation paid to our overall performance and improvements in performance, including the creation of shareholder value, and the individual performance and achievements.

In accordance with recently adopted Section 14A of the Securities Exchange Act of 1934, as amended, and as a matter of good corporate governance, we are asking our stockholders to indicate their support for the compensation of our executive officers, as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of our executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of Local Corporation (the “Company”) approve, on an advisory basis, the compensation of the executive officers, as disclosed in the Company’s proxy statement for the 2013 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the “Compensation Discussion and Analysis,” the “Summary Compensation Table” and the other related tables and disclosure.”

The say-on-pay vote is advisory and therefore, not binding; however, the Compensation Committee will consider the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors recommends a vote “FOR” the approval of our executive compensation, as described in this proxy statement.

OTHER MATTERS

The Board knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, the persons named in the enclosed proxy will have the discretion to vote on such matters in accordance with their best judgment.

This proxy statement and the accompanying proxy card, together with a copy of our 2012 Annual Report, is being mailed to our stockholders on or about July 8, 2013. You may also obtain a complete copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, with all Exhibits filed therewith, from the SEC’s web site at www.sec.gov under EDGAR filings. We will provide to you a copy of our Form 10-K if you write to us requesting one at 7555 Irvine Center Drive, Irvine, CA 92618. Exhibits filed with our Form 10-K will be provided upon written request, in the same manner noted above, at a nominal per page charge.

ADDITIONAL INFORMATION

Stockholder Proposals for the 2014 Annual Meeting

Under Rule 14a-8 of the Exchange Act, any stockholder desiring to include a proposal in our proxy statement with respect to the 2014 Annual Meeting should arrange for such proposal to be delivered to us at our principal place of business no later than 120 calendar days in advance of the one-year anniversary of the date of this proxy statement, in order to be considered for inclusion in our proxy statement relating to such Annual Meeting or February 14, 2014. Matters pertaining to such proposals, including the number and length thereof, and the eligibility of persons entitled to have such proposals included, are regulated by the Exchange Act, the Rules and Regulations of the SEC and other laws and regulations to which interested persons should refer.

In addition, pursuant to our Bylaws, in order for business to be properly brought before the 2014 Annual Meeting by stockholders, including the nomination of a director, stockholders must submit a notice of the proposal to us between April 8, 2014 and May 8, 2014, or else it will be considered untimely and ineligible to be properly brought before the meeting. However, if our 2014 Annual Meeting of Stockholders is not held between July 7, 2014, and October 15, 2014, under our Bylaws, this notice must be provided not earlier than the one hundred twentieth day prior to the 2014 Annual Meeting of Stockholders and not later than the close of business on the later of (a) the nineteenth day prior to the 2014 Annual Meeting or (b) the tenth day following the date on which public announcement of the date of such 2014 Annual Meeting is first made by us.

All such proposals and notices should be directed to Kenneth S. Cragun, Secretary, c/o Local Corporation, 7555 Irvine Center Drive, Irvine, CA 92618.

Proxy Solicitation

The proxies being solicited hereby are being solicited by us, the Board of Directors. The cost of soliciting proxies in the enclosed form will be borne by the Company. In addition to the solicitation of proxies by mail, we will request that brokers, banks and other nominees that hold shares of our Common Stock, which are beneficially owned by our stockholders, send proxies and proxy materials to those beneficial owners and secure those beneficial owners’ voting instructions. We will, upon request, reimburse those record holders for their reasonable expenses. Our officers and regular employees may, without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means.

The form of proxy and this proxy statement have been approved by the Board of Directors and are being made available to stockholders by its authority.

Documents Incorporated By Reference

As permitted by Item 13(b) of Schedule 14A of Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are “incorporating by reference” into this proxy statement specific documents that we filed with the SEC, which means that we may disclose important information to you by referring you to those documents that are considered part of this proxy statement. Information that we file subsequently with the SEC will automatically update and supersede this information.

We incorporate by reference into this proxy statement the following documents filed with the SEC (Commission File No. 001-34197), and any future documents that we file with the SEC prior to our special meeting, excluding any reports or portions thereof that have been “furnished” but not “filed” for purposes of the Exchange Act):

•	Our Annual Report on Form 10-K for the year ended December 31, 2012; and

•	Our Quarterly Report on Form 10-Q for the quarter ended March 31, 2013;

This proxy statement or information incorporated by reference herein, contains summaries of certain agreements that we have filed as exhibits to various SEC filings, as well as certain agreements that we entered into in connection with the transactions discussed in this proxy statement. The descriptions of these agreements contained in this proxy statement or information incorporated by reference herein do not purport to be complete and are subject to, or qualified in their entirety by reference to, the definitive agreements. Copies of the definitive agreements will be made available without charge to you by making a written or oral request to us.

Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein, in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified and superseded, to constitute a part of this proxy statement.

We will provide to each person, including any beneficial owner, to whom a proxy statement is delivered, upon written or oral request and without charge, a copy of the documents referred to above that we have incorporated by reference. You can request copies of such documents if you call or write us at the following address or telephone number:

Local Corporation

Attn: Chief Financial Officer

7555 Irvine Center Drive

Irvine, California 92618

(949) 784-0800

By Order of the Board of Directors

Kenneth S. Cragun

Chief Financial Officer and Secretary

June 28, 2013

Appendix A

LOCAL CORPORATION

2013 EMPLOYEE STOCK PURCHASE PLAN

1.    Purpose.    The purpose of the Plan is to provide employees of Local Corporation (the “Company”) and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the Company’s intention that this 2013 Employee Stock Purchase Plan (the “Plan”) qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code. The terms herein that begin with initial capital letters shall have the defined meaning set forth under Section 2 below, or elsewhere when the term first appears and is defined.

This 2013 Employee Stock Purchase Plan is effective as of the Company’s 2013 Annual Meeting of the Stockholders, upon its approval by the Company’s stockholders.

2.    Definitions.

(a)  “Authorization Form” shall mean a form established by the Plan Administrator authorizing payroll deductions, as set forth in Section 6, and containing such other terms and conditions as the Company from time to time may determine.

(b)  “Board” shall mean the Board of Directors of Local Corporation

(c)  “Code” shall mean the Internal Revenue Code of 1986, as amended. References to specific sections of the Code shall be taken to be references to corresponding sections of any successor statute.

(d)  “Committee” shall mean the committee of members of the Board designated as the Committee in Section 14.

(e)  “Common Stock” shall mean the common stock of the Company.

(f)  “Company” shall mean Local Corporation, or any successor by merger or otherwise, and any Designated Subsidiary of the Company.

(g)  “Compensation” shall mean all base gross earnings, commissions, and cash bonus payments (and specifically excluding overtime and any stock based compensation of all types) before giving effect to any compensation reductions made in connection with plans described in section 401(k) or 125 of the Code, but exclusive of payments for any other compensation.

(h)  “Designated Subsidiary” shall mean any Subsidiary that has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan. For purposes of the Plan, each of the following corporations shall deemed to have been designated by the Board as a Designated Subsidiary: Screamin Media Group, Inc. and Krillion, Inc.

(i)  “Employee” shall mean any individual whom the Company in its discretion classifies as an employee of the Company for tax purposes. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

(j)  “Enrollment Date” shall mean the first Trading Day of each Offering Period.

(k)  “Exercise Date” shall mean the last Trading Day of each Purchase Period.

(l)  “Fair Market Value” shall mean, as of any date, the value of Common Stock determined as follows:

(1)  The per share closing price of the Common Stock as reported on the NASDAQ Stock Market on that date (or if there was no reported closing price on such date, on the last preceding date on which the closing price was reported);

(2)  If the Common Stock is not then listed on the NASDAQ Stock Market, the per share closing price of the Common Stock on such other principal U.S. national securities exchange on which the Common Stock is listed (or if there was no reported closing price on such date, on the last preceding date on which the closing price was reported);

(3)  If the Common Stock is not listed on any U.S. national securities exchange but is quoted in an inter-dealer quotation system on a last sale basis, the final ask price of the Common Stock reported on such date (or, if there is no such sale on such date, then on the last preceding date on which a sale was reported); or

(4)  If the Common Stock is neither listed on a U.S. national securities exchange nor quoted on an inter-dealer quotation system on a last sale basis, the Fair Market Value shall be determined by the Committee in its sole discretion using appropriate criteria.

(m)  “Offering Periods” shall mean the periods established pursuant to Section 4.

(n)  “Plan” shall mean this Local Corporation 2013 Employee Stock Purchase Plan, as amended from time to time.

(o)  “Plan Administrator” shall mean the Company acting through its authorized officers.

(p)  “Purchase Period” shall mean, except as otherwise determined by the Committee, the six (6) month period commencing on the next Trading Day following the preceding Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date.

(q)  “Purchase Price” shall mean 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be adjusted by the Board pursuant to Section 20.

(r)  “Reserves” shall mean the number of shares of Common Stock covered by each option under the Plan that have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

(s)  “Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

(t)  “Trading Day” shall mean a day on which the NASDAQ Stock Market (or such other principal U.S. national securities exchange Common Stock is listed) is open for trading.

3.    Eligibility.

(a)  All Employees who are employed by the Company at least one (1) day before a given Enrollment Date shall be eligible to participate in the Plan.

(b)  Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any parent or subsidiary corporation, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and any parent or subsidiary corporation accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.    Offering Periods.

(a)  Plan Implementation.    The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on October 1, 2013 and ending on December 31, 2013 and on each subsequent January 1st and July 1st, or on such other date or dates as the Board or the Committee shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof.

(b)  Offering Period Duration.    Each Offering Period shall be for a period of six (6) months during which an option granted pursuant to the Plan may be exercised.

(c)  Automatic Transfer to Lower Price Offering Period.    To the maximum extent reasonably permitted by any applicable laws, regulations, rules of the NASDAQ Stock Market (or such other principal U.S. national securities exchange on which the Common Stock is listed), if the Fair Market Value of the Common Stock on the Enrollment Date of a new Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of the immediately preceding Offering Period, then all participants in the immediately preceding Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on the Exercise Date immediately preceding the new Offering Period and automatically re-enrolled in the new Offering Period as of the first day thereof.

(d)  Changes in Offering Period.    The Board or the Committee shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if notice of such change is announced to Employees at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5.    Participation.

(a)  An Employee may become a participant in the Plan by completing an Authorization Form and filing it with the Plan Administrator prior to the applicable Enrollment Date.

(b)  Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

6.    Payroll Deductions.

(a)  At the time a participant files his or her Authorization Form, he or she shall elect to have payroll deductions made on each payday during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period (or such other percentage as may be established by the Board or the Committee from time to time in its sole discretion).

(b)  All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

(c)  A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by filing with the Plan Administrator a new Authorization Form authorizing a change in payroll deduction rate. The Board or the Committee may, in its discretion, limit the number of participation rate changes during any Offering Period. Any such reduction or increase would be effective beginning with the first Purchase Period that begins no earlier than 5 business days after the Plan Administrator’s receipt of a new Authorization Form from the participant, unless otherwise determined by the Plan Administrator. A participant’s Authorization Form shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

(d)  Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant’s payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period. Payroll deductions shall recommence at the rate provided in such participant’s Authorization Form at the beginning of the first Purchase Period that is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

(e)  At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option. If the participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any shares of Common Stock issued to such participant pursuant to the exercise of an option, and such disposition occurs within the two-year period commencing on the day after the Offering Date or within the one-year period commencing on the day after the exercise date, such participant shall, within five

(5) days of such disposition, notify the Company thereof. In addition, in order to satisfy the requirement to withhold the amount (if any) of federal, state or local taxes that the Company or Subsidiary determines is applicable, the Company and any Subsidiary may deduct such amount from any other compensation payable to the Participant.

7.    Grant of Option.    On the Enrollment Date of each Offering Period, each Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common Stock determined by dividing such Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the participant’s account as of the Exercise Date by the applicable Purchase Price; provided that any purchases shall be subject to the limitations set forth in Sections 3(b) and 13 hereof. The Board or the Committee may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company’s Common Stock an Employee may purchase during each Purchase Period of such Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

8.    Exercise of Option.

(a)  Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant’s account after the Exercise Date shall be returned to the participant. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

(b)  If the Board or the Committee determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Board may in its sole discretion (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20 hereof. The Company may make pro rata allocations of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date.

9.    Delivery.    As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, the shares purchased upon exercise of his or her option in a certificate or uncertificated form.

10.    Withdrawal.

(a)  A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to Plan Administrator which is received at least ten (10) days prior to the Exercise Date (or such other notice period as may be established by the Plan Administrator from time to time in its sole discretion). All of the participant’s payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant’s option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Plan Administrator a new Authorization Form.

(b)  A participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Offering Periods that commence after the termination of the Offering Period from which the participant withdraws.

11.    Termination of Employment.    Upon a participant’s ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant’s account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant’s option shall be automatically terminated.

12.    Interest.    No interest shall accrue on the payroll deductions of a participant in the Plan.

13.    Stock.

(a)  Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company’s Common Stock which shall be made available for future sale under the Plan with respect to Exercise Dates shall be Two Million (2,000,000) shares, effective as of the effective date of the amendment of the Plan (as provided in Section 1).

(b)  The participant shall have no interest or voting rights in shares covered by his or her option until such option has been exercised.

(c)  Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

14.    Administration.    The “Committee” shall mean the Compensation Committee of the Board, a subcommittee thereof formed by the Compensation Committee to act as the Committee hereunder or such other committee of members of the Board as delegated by the Board. The Board or the Committee shall administer the Plan. The Board or the Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or the Committee shall, to the full extent permitted by law, be final and binding upon all parties. The Company will pay all expenses incurred in the administration of the Plan. No member of the Committee or individual acting on behalf of the Plan Administrator shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan, and all members of the Committee and individuals acting on behalf of the Plan Administrator shall be fully indemnified by the Company with respect to any such good faith action, determination or interpretation.

15.    Designation of Beneficiary.

(a)  A participant may file with the Plan Administrator a written designation of a beneficiary who is to receive any shares and cash from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file with the Plan Administrator a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to the exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(b)  Such designation of beneficiary may be changed by the participant at any time by written notice to the Plan Administrator. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

16.    Transferability.    Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

17.    Use of Funds.    All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

18.    Reports.    Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

19.    Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

(a)  Changes in Capitalization.    Subject to any required action by the stockholders of the Company, the Reserves, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, extraordinary cash dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration”. Such adjustment shall be made by the Board or the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

(b)  Dissolution or Liquidation.    In the event of a proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company’s proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

(c)  Merger or Asset Sale.    In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”) and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company’s proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

20.    Amendment or Termination.

(a)  The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board on any Exercise Date if the Board determines that the termination of the

Offering Period or the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or rule of the NASDAQ Stock Market or such other principal U.S. national securities exchange Common Stock is listed), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

(b)  Without stockholder approval and without regard to whether any participant rights may be considered to have been “adversely affected,” the Board or the Committee shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board or the Committee determines in its sole discretion advisable which are consistent with the Plan.

(c)  In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequences including, but not limited to:

(1)  altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price, provided that no alteration of the Purchase Price may be undertaken less than fifteen (15) days prior to an Exercise Date (or such other notice period as may be established by the Plan Administrator from time to time in its sole discretion);

(2)  shortening any Offering Period so that the Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

(3)  allocating shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

21.    Notices.    All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22.    Conditions Upon Issuance of Shares.    Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of the NASDAQ Stock Market (or any other principal U.S. national securities exchange on which the Common Stock may then be listed), and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23.    Term of Plan.    On March 11, 2013, the Board approved the 2013 Employee Stock Purchase Plan, as amended, subject to and effective upon stockholder approval at the Company’s 2013 Annual Meeting of Stockholders. The Plan shall continue in effect for a period of ten (10) years following the Effective Date unless earlier terminated by the Board.

24.    Miscellaneous.

(a)  Administrative Costs.    The Company shall pay the administrative expenses associated with the operation of the Plan (other than brokerage commissions resulting from sales of Common Stock directed by Employees).

(b)  No Employment Rights.    Participation in the Plan shall not give an Employee any right to continue in the employment of the Company, and shall not affect the right of the Company to terminate the Employee’s employment at any time, with or without cause.

(c)  Repurchase of Stock.    The Company shall not be required to purchase or repurchase from any Employee any of the shares of Common Stock that the Employee acquires under the Plan.

(d)  Internal Revenue Code and ERISA Considerations.    The Plan is intended to constitute an “employee stock purchase plan” within the meaning of section 423 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder. The provisions of the Plan, accordingly, shall be construed so as to comply with the requirements of that section of the Code or any successor provision, and the regulations thereunder. The Plan is not intended and shall not be construed as constituting an “employee benefit plan,” within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

(e)  Headings, Captions, Gender.    The headings and captions herein are for convenience of reference only and shall not be considered as part of the text. The masculine shall include the feminine, and vice versa.

(f)  Severability of Provisions, Prevailing Law.    The provisions of the Plan shall be deemed severable. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction or by reason of a change in a law or regulation, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. The Plan shall be governed by the laws of the State of Delaware to the extent such laws are not in conflict with, or superseded by, federal law.

Appendix B

CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT

by and among

Local Corporation, as Issuer and Seller

and

the Purchasers named herein, as Purchasers

with respect to Seller’s

7% Convertible Notes Due April 11, 2015

and Warrants to Purchase Common Stock

April 10, 2013

Table of Exhibits and Schedules

Exhibit A	Form of 7% Convertible Note

Exhibit B	Form of Warrant

Exhibit C	Form of Investor Rights Agreement

Exhibit D	Form of Subsidiary Guaranty

Exhibit E	Form of Opinion of Seller’s Counsel

Schedule 1	Purchasers and Amount of Notes and Warrants Purchased

Annex A	Collateral Description

Seller Disclosure Schedule — Delivered Separately

CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT

This CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT (“Agreement”) is dated as of April 10, 2013, by and among Local Corporation, a Delaware corporation (the “Seller” or “Company”), and each of the persons listed on Schedule 1 hereto (each is individually referred to as a “Purchaser” and collectively, the “Purchasers”).

W I T N E S S E T H:

WHEREAS, each of the Purchasers is willing to purchase from the Seller, and the Seller desires to sell to the Purchasers, up to an aggregate of $5,000,000 in principal amount of the Seller’s 7% Convertible Notes Due April 11, 2015 (“Notes”), and Common Stock Purchase Warrants (the “Warrants”) entitling the holders thereof to purchase shares of the Seller’s common stock, $0.00001 par value (the “Common Stock”), for an aggregate purchase price equal to the aggregate principal amount of Notes purchased, as more fully set forth herein; and

NOW THEREFORE, in consideration of the mutual promises and representations, warranties, covenants and agreements set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I — PURCHASE AND SALE

1.1  Purchase and Sale.

(a)  Closing.    Subject to the terms and conditions set forth in this Agreement, at the closing of the transactions contemplated under this Agreement (the “Closing”), each Purchaser shall purchase, severally and not jointly, and the Seller shall issue and sell, to each Purchaser, such principal amount of Notes and such number of Warrants set forth opposite such Purchaser’s name on Schedule 1 hereto. The Closing shall occur as promptly as practicable, but no later than five (5) business days, following satisfaction or waiver of the conditions set forth in Sections 6.1 and 6.2, at the offices of Peter J. Weisman, P.C., Two Rector Street, 3rd Floor, New York, NY 10006 (“Weisman”), or on such other date and at such other location as the Seller and Purchasers shall mutually agree. On or prior to the Closing, the Seller shall deliver to Weisman all originally executed Notes and Warrants to be held in escrow pending the Seller’s receipt of the Purchase Price from the Purchasers at the Closing.

(b)  Purchase Price.    The purchase price (the “Purchase Price”) to be paid by each Purchaser to the Seller to acquire the Notes and the applicable Warrants at Closing shall be equal to the total amount set forth on Schedule 1 hereto opposite such Purchaser’s name as the Purchase Price for such Purchaser.

(c)  Warrants.    The total number of shares of Common Stock for which each Purchaser’s Warrant shall be exercisable shall equal 30% of such Purchaser’s Purchase Price divided by the Conversion Price (as set forth in the Notes).

(d)  Definitions.    The shares of Common Stock issuable upon conversion of the Notes (including without limitation in payment upon purchase or redemption thereof) or upon payment of interest thereon are referred to herein as the “Conversion Shares,” and the shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the “Warrant Shares.” The date on which the Closing occurs is the “Closing Date”.

1.2  Terms of the Notes and Warrants.    The terms and provisions of the Notes are more fully set forth in the form of Note, attached hereto as Exhibit A. The terms and provisions of the Warrants are more fully set forth in the form of Common Stock Purchase Warrant, attached hereto as Exhibit B.

ARTICLE II — TRANSFERS AND LEGENDS

2.1  Transfers.    Except as required by federal securities laws and the securities law of any state or other jurisdiction within the United States, the Notes, Conversion Shares, Warrants and Warrant Shares (collectively, the “Securities”) may be transferred, in whole or in part, by any of the Purchasers at any time. In the case of Notes, such transfer may be effected by delivering written transfer instructions to the Seller, and the Seller shall reflect such transfer on its books and records and reissue Notes upon surrender of such Notes being transferred.

Any such transfer shall be made by a Purchaser in accordance with applicable law. In connection with any transfer of Securities other than pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or to the Seller, the Seller may require the transferor thereof to furnish to the Seller an opinion of counsel selected by the transferor, such counsel and the form and substance of which opinion shall be reasonably satisfactory to the Seller and Seller’s counsel, to the effect that such transfer does not require registration under the Securities Act; provided, that in the case of a transfer of Conversion Shares and/or Warrant Shares pursuant to Rule 144 under the Securities Act, no opinion shall be required if the transferor provides the Seller with a customary seller’s representation letter. Notwithstanding the foregoing, the Seller hereby consents to and agrees to register on the books of the Seller and with any transfer agent for the securities of the Seller, without any such legal opinion, any transfer of Securities by a Purchaser to an Affiliate of such Purchaser, provided that the transferee certifies to the Seller that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act and that it is acquiring the Securities solely for investment purposes (subject to the qualifications hereof) and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part in violation of the Securities Act. The Seller shall reissue certificates evidencing the Securities upon surrender of certificates evidencing the Securities being transferred in accordance with this Section 2.1. An “Affiliate” means any Person (as such term is defined below) that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser. A “Person” means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision of any thereof) or other entity of any kind.

2.2  Legends.    The certificates representing the Securities, unless such Securities are registered under the Securities Act or eligible for resale without registration pursuant to Rule 144 under the Securities Act, shall bear the following legends:

“THE SHARES REPRESENTED BY, OR ACQUIRABLE UPON CONVERSION OR EXERCISE OF SECURITIES EVIDENCED BY, THIS [NOTE] [WARRANT] [CERTIFICATE] HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH REGISTRATION IS NOT REQUIRED.”

“THE SALE, TRANSFER OR ASSIGNMENT OF THE SECURITIES REPRESENTED BY THIS [NOTE] [WARRANT] [CERTIFICATE] IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN INVESTOR RIGHTS AGREEMENT DATED AS OF APRIL 11, 2013, AS AMENDED FROM TIME TO TIME, AMONG THE COMPANY AND CERTAIN HOLDERS OF ITS OUTSTANDING SECURITIES. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS [NOTE] [WARRANT] [CERTIFICATE] TO THE SECRETARY OF THE COMPANY.”

ARTICLE III — REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller represents and warrants to the Purchasers, in each case, except as set forth in the schedules delivered herewith (collectively, the “Disclosure Schedules”) as of the date of this Agreement (unless reference is made as to the Closing Date only) and as of the Closing Date, as follows:

3.1  Corporate Existence and Power; Subsidiaries.    The Seller and its Subsidiaries are corporations duly incorporated, validly existing and in good standing under the laws of the state in which they are incorporated, and have all corporate powers required to carry on their business as now conducted. The Seller and its Subsidiaries are duly qualified to do business as a foreign corporation and are in good standing in each jurisdiction where the character of the property owned or leased by them or the nature of their activities makes such qualification necessary, except for those jurisdictions where the failure to be so qualified would not have a Material Adverse Effect on the Seller or any of its Subsidiaries. For purposes of this Agreement, the term “Material Adverse Effect” means, with respect to any person or entity, a material adverse effect on its and its Subsidiaries’ condition

(financial or otherwise), business, properties, assets, liabilities (including contingent liabilities), results of operations or current prospects as described in the Seller’s SEC Documents (as defined below) filed within the past year, on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Seller to perform its obligations hereunder or under the Related Documents. True and complete copies of the Seller’s Certificate of Incorporation, as amended, and Bylaws, as amended, as currently in effect and as will be in effect on the Closing Date (collectively, the “Certificate and Bylaws”), have previously been provided to the Purchasers. For purposes of this Agreement, the term “Subsidiary” or “Subsidiaries” means, with respect to any entity, any corporation or other organization of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are directly or indirectly owned by such entity or of which such entity is a partner or is, directly or indirectly, the beneficial owner of 50% or more of any class of equity securities or equivalent profit participation interests, or is considered a “significant subsidiary” as defined in Rule 1-02(w) of Regulation S-X promulgated by the Commission under the Exchange Act. The Seller has no Subsidiaries other than those listed on Schedule 3.19 hereto, each of which, unless otherwise indicated, is wholly-owned by the Seller.

3.2  Corporate Authorization.    The execution, delivery and performance by the Seller of this Agreement, the Notes, the Warrants, the Investor Rights Agreement, the Guaranty and each of the other documents executed by the Seller and its subsidiaries pursuant to and in connection with this Agreement (collectively, the “Related Documents”), and the consummation of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Notes and the Warrants, and the subsequent issuance of the Conversion Shares upon conversion of the Notes and the Warrant Shares upon exercise of the Warrants) have been duly authorized, and no additional corporate or stockholder action is required for the approval of this Agreement. The Conversion Shares and the Warrant Shares have been duly reserved for issuance by the Seller (without regard to any limitations on issuance or beneficial ownership). This Agreement and the Related Documents have been or, to the extent contemplated hereby or by the Related Documents, will be duly executed and delivered and constitute the legal, valid and binding agreement of the Seller, enforceable against the Seller in accordance with their terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of its obligations hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.3  Charter, Bylaws and Corporate Records.    The minute books of the Seller and its Subsidiaries contain complete and accurate records of all meetings and other corporate actions of the board of directors, committees of the board of directors, incorporators and stockholders of the Seller and its Subsidiaries. All material corporate decisions and actions have been validly made or taken. All corporate books, including without limitation the share transfer register, comply with applicable laws and regulations and have been regularly updated. Such books fully and correctly reflect all the decisions of the stockholders.

3.4  Governmental Authorization.    Except as otherwise specifically contemplated in this Agreement and the Related Documents, and except for: (i) the filings referenced in Sections 5.10 and 5.11; (ii) the filing of a Form D with respect to the Notes and Warrants under Regulation D under the Securities Act; (iii) the filing of the Registration Statement with the Commission; (iv) the application(s) to each trading market for the listing of the Conversion Shares and the Warrant Shares for trading thereon; and (v) any filings required under state securities laws that are permitted to be made after the date hereof, the execution, delivery and performance by the Seller of this Agreement and the Related Documents, and the consummation of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Notes and Warrants and the subsequent issuance of the Conversion Shares and Warrant Shares upon conversion of the Notes or otherwise or exercise of the Warrants, as applicable) by the Seller require no action by or in respect of, or filing with, any governmental body, agency, official or authority.

3.5  Non-Contravention.    The execution, delivery and performance by the Seller of this Agreement and the Related Documents, and the consummation by the Seller of the transactions contemplated hereby and thereby (including the issuance of the Conversion Shares and Warrant Shares) do not and will not (a) contravene or conflict with the Certificate (as amended by any Certificate of Designation) and Bylaws of the Seller and its

Subsidiaries or any material agreement to which the Seller is a party or by which it is bound; (b) contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to the Seller or its Subsidiaries; (c) constitute a default (or would constitute a default with notice or lapse of time or both) under or give rise to a right of termination, cancellation or acceleration or loss of any benefit under any material agreement, contract or other instrument binding upon the Seller or its Subsidiaries or under any material license, franchise, permit or other similar authorization held by the Seller or its Subsidiaries; or (d) result in the creation or imposition of any Lien (as defined below) on any asset of the Seller or its Subsidiaries, except as is otherwise contemplated by this Agreement or the Related Documents. For purposes of this Agreement, the term “Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, claim or encumbrance of any kind in respect of such asset.

3.6  SEC Documents.    The Seller is obligated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to file reports pursuant to Sections 13 or 15(d) thereof (all such reports filed or required to be filed by the Seller, including all exhibits thereto or incorporated therein by reference, and all documents filed by the Seller under the Securities Act hereinafter called the “SEC Documents”). The Seller has filed all reports or other documents required to be filed under the Exchange Act. All SEC Documents filed by the Seller as of or for any period beginning after December 31, 2011 (i) were prepared in all material respects in accordance with the requirements of the Exchange Act and (ii) did not at the time they were filed (or, if amended or superseded by a filing prior to the date hereof, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Seller has previously delivered to the Purchaser a correct and complete copy of each report (including without limitation the most recent Proxy Statement) which the Seller filed with the Securities and Exchange Commission (the “SEC” or the “Commission”) under the Exchange Act for any period ending on or after December 31, 2012 (the “Recent Reports”) to the extent not available via EDGAR. None of the information about the Seller or any of its Subsidiaries which has been disclosed to the Purchasers herein or in the course of discussions and negotiations with respect hereto which is not disclosed in the Recent Reports is or was required to be so disclosed, and no material non-public information has been disclosed to the Purchasers. To the extent that the Seller fails to so publicly disclose any such material non-public information prior to such date, any Purchaser in possession of such information shall be permitted to publicly disclose such material non-public information. The Seller agrees that it shall not furnish any Purchaser any material non-public information concerning the Seller which it does not intend to disclose on or prior to such date.

3.7  Financial Statements.    The financial statements of the Seller included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Seller and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. All material agreements to which the Seller and its Subsidiaries are a party or to which any of their respective property or assets are subject that are required to be filed as Exhibits to the SEC Documents under Item 601 of Regulation S-K are included as a part of, or specifically identified in, the SEC Documents.

3.8  Compliance with Law.    The Seller and its Subsidiaries are in compliance and have conducted their business so as to comply with all laws, rules and regulations, judgments, decrees or orders of any court, administrative agency, commission, regulatory authority or other governmental authority or instrumentality, domestic or foreign, applicable to their operations, the violation of which would cause a Material Adverse Affect. There are no judgments or orders, injunctions, decrees, stipulations or awards (whether rendered by a court or administrative agency or by arbitration), including any such actions relating to affirmative action claims or claims of discrimination, against the Seller or its Subsidiaries or against any of their properties or businesses, the violation of which may be reasonably likely to cause a Material Adverse Affect.

3.9  No Defaults.    Except as disclosed in Schedule 3.9, the Seller and its Subsidiaries are not, nor have they received notice that they would be with the passage of time, giving of notice, or both, (i) in violation of any provision of their Certificate and Bylaws (ii) in default or violation of any term, condition or provision of (A) any judgment, decree, order, injunction or stipulation applicable to the Seller or its Subsidiaries or (B) any agreement, note, mortgage, indenture, contract, lease or instrument, permit, concession, franchise or license to which the Seller or its Subsidiaries are a party or by which the Seller or its Subsidiaries or their properties or assets may be bound, and no circumstances exist which would entitle any party to any agreement, note, mortgage, indenture, contract, lease or instrument to which such Seller or its Subsidiaries are a party, to terminate such as a result of such Seller or its Subsidiaries, having failed to meet any provision thereof including, but not limited to, meeting any applicable milestone under any agreement or contract which would reasonably be expected to have a Material Adverse Effect on the Seller or its Subsidiaries.

3.10   Litigation.    Except as disclosed in the Recent Reports, there is no action, suit, proceeding, judgment, claim or investigation pending or, to the best knowledge of the Seller, threatened against the Seller and its Subsidiaries which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Seller or its Subsidiaries or which in any manner challenges or seeks to prevent, enjoin, alter or materially delay any of the transactions contemplated hereby, and Seller is not aware of any basis for the assertion of any of the foregoing.

There are no claims or complaints existing or, to the knowledge of the Seller or its Subsidiaries, threatened for product liability in respect of any product of the Seller or its Subsidiaries, and the Seller and its Subsidiaries are not aware of any basis for the assertion of any such claim.

3.11  Absence of Certain Changes.    Since December 31, 2012, the Seller has conducted its business only in the ordinary course and there has not occurred, except as set forth in the Recent Reports or any exhibit thereto or incorporated by reference therein:

(a)  Any event, to Seller’s knowledge, that could reasonably be expected to have a Material Adverse Effect on the Seller or any of its Subsidiaries;

(b)  Any amendments or changes in the Certificate or Bylaws of the Seller and its Subsidiaries;

(c)  Any damage, destruction or loss, whether or not covered by insurance, that would, individually or in the aggregate, have or would be reasonably likely to have, a Material Adverse Effect on the Seller and its Subsidiaries;

(d)  Except as set forth in the Recent Reports, any

(i)  incurrence, assumption or guarantee by the Seller or its Subsidiaries of any debt for borrowed money other than for equipment leases;

(ii)  issuance or sale of any securities convertible into or exchangeable for securities of the Seller other than to directors, employees and consultants pursuant to existing equity compensation or stock purchase plans of the Seller;

(iii)  issuance or sale of options or other rights to acquire from the Seller or its Subsidiaries, directly or indirectly, securities of the Seller or any securities convertible into or exchangeable for any such securities, other than options issued to directors, employees and consultants in the ordinary course of business in accordance with past practice;

(iv)  issuance or sale of any stock, bond or other corporate security;

(v)  discharge or satisfaction of any material Lien, other than current liabilities incurred since December 31, 2012 in the ordinary course of business;

(vi)  declaration or making any payment or distribution to stockholders or purchase or redemption of any share of its capital stock or other security;

(vii)  sale, assignment or transfer of any of its intangible assets except in the ordinary course of business, or cancellation of any debt or claim except in the ordinary course of business;

(viii)  waiver of any right of substantial value whether or not in the ordinary course of business;

(ix)  material change in officer compensation except in the ordinary course of business and consistent with past practices; or

(x)  other commitment (contingent or otherwise) to do any of the foregoing.

(e)  Any creation, sufferance or assumption by the Seller or any of its Subsidiaries of any Lien on any asset (other than Liens existing on the date hereof in favor of Square 1 to secure the Seller’s obligations under the Square 1 Facility (as such terms are defined herein)) or any making of any loan, advance or capital contribution to or investment in any Person in an aggregate amount which exceeds $50,000 outstanding at any time;

(f)  Any entry into, amendment of, relinquishment, termination or non-renewal by the Seller or its Subsidiaries of any material contract, license, lease, transaction, commitment or other right or obligation, other than in the ordinary course of business; or

(g)  Any transfer or grant of a right with respect to the trademarks, trade names, service marks, trade secrets, copyrights or other intellectual property rights owned or licensed by the Seller or its Subsidiaries, except as among the Seller and its Subsidiaries.

3.12  No Undisclosed Liabilities.    Except as set forth in the Recent Reports, and except for liabilities and obligations incurred in the ordinary course of business since December 31, 2012, as of the date hereof, (i) the Seller and its Subsidiaries do not have any material liabilities or obligations (absolute, accrued, contingent or otherwise) which, and (ii) there has not been any aspect of the prior or current conduct of the business of the Seller or its Subsidiaries which may form the basis for any material claim by any third party which if asserted could result in any such material liabilities or obligations which, are not fully reflected, reserved against or disclosed in the balance sheet of the Seller as at December 31, 2011. Without limited the foregoing, the Seller does not currently have any Indebtedness (as defined in the Notes), other than the Square 1 Facility (as defined in the Notes), except as set forth in Schedule 3.12 of the Disclosure Schedule.

3.13  Taxes.    All tax returns and tax reports required to be filed with respect to the income, operations, business or assets of the Seller and its Subsidiaries have been timely filed (or appropriate extensions have been obtained) with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed, and all of the foregoing as filed are correct and complete and, in all material respects, reflect accurately all liability for taxes of the Seller and its Subsidiaries for the periods to which such returns relate, and all amounts shown as owing thereon have been paid. All income, profits, franchise, sales, use, value added, occupancy, property, excise, payroll, withholding, FICA, FUTA and other taxes (including interest and penalties), if any, collectible or payable by the Seller and its Subsidiaries or relating to or chargeable against any of its material assets, revenues or income or relating to any employee, independent contractor, creditor, stockholder or other third party through the Closing Date, will have been fully collected and paid by such date if due by such date or provided for by adequate reserves in the Financial Statements as of and for the periods ended December 31, 2011 (other than taxes accruing after such date) and all similar items due through the Closing Date will have been fully paid by that date or provided for by adequate reserves, whether or not any such taxes were reported or reflected in any tax returns or filings. No taxation authority has sought to audit the records of the Seller or any of its Subsidiaries for the purpose of verifying or disputing any tax returns, reports or related information and disclosures provided to such taxation authority, or for the Seller’s or any of its Subsidiaries’ alleged failure to provide any such tax returns, reports or related information and disclosure. No material claims or deficiencies have been asserted against or inquiries raised with the Seller or any of its Subsidiaries with respect to any taxes or other governmental charges or levies which have not been paid or otherwise satisfied, including claims that, or inquiries whether, the Seller or any of its Subsidiaries has not filed a tax return that it was required to file, and, to the best of the Seller’s knowledge, there exists no reasonable basis for the making of any such claims or inquiries. Neither the Seller nor any of its Subsidiaries has waived any restrictions on assessment or collection of taxes or consented to the extension of any statute of limitations relating to taxation.

3.14  Interests of Officers, Directors and Other Affiliates.    The description of any interest held, directly or indirectly, by any officer, director or other Affiliate of Seller (other than the interests of the Seller and its Subsidiaries in such assets) in any property, real or personal, tangible or intangible, used in or pertaining to

Seller’s business, including any interest in the Intellectual Property (as defined in Section 3.15 hereof), as set forth in the Recent Reports, is true and complete, and no officer, director or other Affiliate of the Seller has any interest in any property, real or personal, tangible or intangible, used in or pertaining to the Seller’s business, including the Seller’s Intellectual Property, other than as set forth in the Recent Reports.

3.15  Intellectual Property.    Other than as set forth in the Recent Reports or on Schedule 3.15:

(a)  the Seller or a Subsidiary thereof has the right to use or is the sole and exclusive owner of all right, title and interest in and to all foreign and domestic patents, patent rights, trademarks, service marks, trade names, brands and copyrights (whether or not registered and, if applicable, including pending applications for registration) owned, used or controlled by the Seller and its Subsidiaries (collectively, the “Rights”) and, to the Seller’s knowledge, in and to each material invention, software, trade secret, technology, product, composition, formula, method of process used by the Seller or its Subsidiaries (the Rights and such other items, the “Intellectual Property”), and, to the Seller’s knowledge, has the right to use the same, free and clear of any claim or conflict with the rights of others;

(b)  no royalties or fees (license or otherwise) are payable by the Seller or its Subsidiaries to any Person by reason of the ownership or use of any of the Intellectual Property except as set forth in the Recent Reports;

(c)  there have been no claims made against the Seller or its Subsidiaries asserting the invalidity, abuse, misuse, or unenforceability of any of the Intellectual Property, and, to its knowledge, there are no reasonable grounds for any such claims;

(d)  neither the Seller nor its Subsidiaries have made any claim of any violation or infringement by others of its rights in the Intellectual Property, and to the best of the Seller’s knowledge, no reasonable grounds for such claims exist; and

(d)  neither the Seller nor its Subsidiaries have received notice that it is in conflict with or infringing upon the asserted rights of others in connection with the Intellectual Property.

3.16  Restrictions on Business Activities.    Other than as set forth in the Recent Reports, there is no agreement, judgment, injunction, order or decree binding upon the Seller or its Subsidiaries which has or could reasonably be expected to have the effect of materially prohibiting or materially impairing any business practice of the Seller or its Subsidiaries, any acquisition of property by the Seller or its Subsidiaries or the conduct of business by the Seller or its Subsidiaries as currently conducted or as currently proposed to be conducted by the Seller.

3.17  Preemptive Rights.    None of the stockholders of the Seller possess any preemptive rights in respect of the Notes, Warrants, Conversion Shares or Warrant Shares to be issued to the Purchasers in connection herewith or upon exercise of the Warrants, as applicable.

3.18   Insurance.    The insurance policies providing insurance coverage to the Seller or its Subsidiaries including for product liability are adequate for the business conducted by the Seller and its Subsidiaries (currently limited to the testing phase) and are sufficient for compliance by the Seller and its Subsidiaries with all requirements of law and all material agreements to which the Seller or its Subsidiaries are a party or by which any of their assets are bound. All of such policies are in full force and effect and are valid and enforceable in accordance with their terms, and the Seller and its Subsidiaries have complied with all material terms and conditions of such policies, including premium payments. None of the insurance carriers has indicated to the Seller or its Subsidiaries an intention to cancel any such policy.

3.19   Subsidiaries and Investments.    Except as set forth on Schedule 3.19, the Seller has no Subsidiaries or Investments. For purposes of this Agreement, the term “Investments” shall mean, with respect to any Person, all advances, loans or extensions of credit to any other Person, all purchases or commitments to purchase any stock, bonds, notes, debentures or other securities of any other Person, and any other investment in any other Person, including partnerships or joint ventures (whether by capital contribution or otherwise) or other similar arrangement (whether written or oral) with any Person, including but not limited to arrangements in which (i) the Person shares profits and losses, (ii) any such other Person has the right to obligate or bind the Person to any third party, or (iii) the Person may be wholly or partially liable for the debts or obligations of such partnership, joint venture or other arrangement.

3.20  Capitalization.    The authorized capital stock of the Seller consists of (a) 65,000,000 shares of common stock, $0.00001 par value per share, of which 22,877,526 shares are issued and outstanding as of the date hereof, and (b) 10,000,000 shares of convertible preferred stock, $0.00001 par value per share, of which none are issued and outstanding as of the date hereof. All shares of the Seller’s issued and outstanding capital stock have been duly authorized, are validly issued and outstanding, and are fully paid and nonassessable. No securities issued by the Seller from the date of its incorporation to the date hereof were issued in violation of any statutory or common law preemptive rights. There are no dividends which have accrued or been declared but are unpaid on the capital stock of the Seller. All taxes required to be paid by Seller in connection with the issuance and any transfers of the Seller’s capital stock have been paid. All permits or authorizations required to be obtained from or registrations required to be effected with any Person in connection with any and all issuances of securities of the Seller from the date of the Seller’s incorporation to the date hereof have been obtained or effected, and all securities of the Seller have been issued and are held in accordance with the provisions of all applicable securities or other laws. This issuance of the Notes and Warrants hereunder and/or the issuance of the Conversion Shares or Warrant Shares upon conversion of the Notes or exercise of the Warrants will not cause any adjustment to the current conversion price or exercise under any outstanding securities.

3.21  Options, Warrants, Rights.    Except as set forth in the Recent Reports, there are no outstanding (a) securities, notes or instruments convertible into or exercisable for any of the capital stock or other equity interests of the Seller or its Subsidiaries; (b) options, warrants, subscriptions or other rights to acquire capital stock or other equity interests of the Seller or its Subsidiaries; or (c) commitments, agreements or understandings of any kind, including employee benefit arrangements, relating to the issuance or repurchase by the Seller or its Subsidiaries of any capital stock or other equity interests of the Seller or its Subsidiaries, any such securities or instruments convertible or exercisable for securities or any such options, warrants or rights. Other than the rights of the Purchasers under the Notes and the Warrants, neither the Seller nor the Subsidiaries have granted anti-dilution rights to any person or entity in connection with any outstanding option, warrant, subscription or any other instrument convertible or exercisable for the securities of the Seller or any of its Subsidiaries. Other than the rights granted to the Purchasers under the Investor Rights Agreement and except as disclosed in the Recent Reports, there are no outstanding rights which permit the holder thereof to cause the Seller or the Subsidiaries to file a registration statement under the Securities Act or which permit the holder thereof to include securities of the Seller or any of its Subsidiaries in a registration statement filed by the Seller or any of its Subsidiaries under the Securities Act, and there are no outstanding agreements or other commitments which otherwise relate to the registration of any securities of the Seller or any of its Subsidiaries for sale or distribution in any jurisdiction.

3.22  Employees, Employment Agreements and Employee Benefit Plans.    Except as set forth in the Recent Reports or on Schedule 3.22, there are no employment, consulting, severance or indemnification arrangements, agreements, or understandings between the Seller and any officer, director, consultant or employee of the Seller or its Subsidiaries (the “Employment Agreements”). Except as set forth in the Recent Reports or on Schedule 3.22, no Employment Agreement provides for the acceleration or change in the award, grant, vesting or determination of options, warrants, rights, severance payments, or other contingent obligations of any nature whatsoever of the Seller or its Subsidiaries in favor of any such parties in connection with the transactions contemplated by this Agreement. Except as disclosed in the Recent Reports or on Schedule 3.22, the terms of employment or engagement of all directors, officers, employees, agents, consultants and professional advisors of the Seller and its Subsidiaries are such that their employment or engagement may be terminated upon not more than two weeks’ notice given at any time without liability for payment of compensation or damages and the Seller and its Subsidiaries have not entered into any agreement or arrangement for the management of their business or any part thereof other than with their directors or employees.

3.23  Absence of Certain Business Practices.    Neither the Seller, nor any Affiliate of the Seller, nor to the knowledge of the Seller, any agent or employee of the Seller, any other Person acting on behalf of or associated with the Seller, or any individual related to any of the foregoing Persons, acting alone or together, has: (a) received, directly or indirectly, any rebates, payments, commissions, promotional allowances or any other economic benefits, regardless of their nature or type, from any customer, supplier, trading company, shipping company, governmental employee or other Person with whom the Seller has done business directly or indirectly; or (b) directly or indirectly, given or agreed to give any gift or similar benefit to any customer, supplier, trading company, shipping company, governmental employee or other Person who is or may be in a position to help or hinder the business of the Seller (or assist the Seller in connection with any actual or proposed transaction) which (i) may subject the Seller to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, may have had an adverse effect on the Seller or (iii) if not continued in the future, may adversely affect the assets, business, operations or prospects of the Seller or subject the Seller to suit or penalty in any private or governmental litigation or proceeding.

3.24  Products and Services.    To the knowledge of the Seller and except as disclosed in the Recent Reports, there exists no set of facts (i) which could furnish a basis for the withdrawal, suspension or cancellation of any registration, license, permit or other governmental approval or consent of any governmental or regulatory agency with respect to any product or service developed or provided by the Seller or its Subsidiaries, (ii) which could furnish a basis for the withdrawal, suspension or cancellation by order of any state, federal or foreign court of law of any product or service, or (iii) which could have a Material Adverse Effect on the continued operation of any facility of the Seller or its Subsidiaries or which could otherwise cause the Seller or its Subsidiaries to withdraw, suspend or cancel any such product or service from the market or to change the marketing classification of any such product or service. Each product or service provided by Seller or its Subsidiaries has been provided in accordance in all material respects with the specifications under which such product or service normally is and has been provided and the provisions of all applicable laws or regulations.

3.25  Environmental Matters.    None of the premises or any properties owned, occupied or leased by the Seller or its Subsidiaries (the “Premises”) has been used by the Seller or the Subsidiaries or, to the Seller’s knowledge, by any other Person, to manufacture, treat, store, or dispose of any substance that has been designated to be a “hazardous substance” under applicable Environmental Laws (hereinafter defined) (“Hazardous Substances”) in violation of any applicable Environmental Laws. To its knowledge, the Seller has not disposed of, discharged, emitted or released any Hazardous Substances which would require, under applicable Environmental Laws, remediation, investigation or similar response activity. No Hazardous Substances are present as a result of the actions of the Seller or, to the Seller’s knowledge, any other Person, in, on or under the Premises which would give rise to any liability or clean-up obligations of the Seller under applicable Environmental Laws. The Seller and, to the Seller’s knowledge, any other Person for whose conduct it may be responsible pursuant to an agreement or by operation of law, are in compliance with all laws, regulations and other federal, state or local governmental requirements, and all applicable judgments, orders, writs, notices, decrees, permits, licenses, approvals, consents or injunctions in effect on the date of this Agreement relating to the generation, management, handling, transportation, treatment, disposal, storage, delivery, discharge, release or emission of any Hazardous Substance (the “Environmental Laws”). Neither the Seller nor, to the Seller’s knowledge, any other Person for whose conduct it may be responsible pursuant to an agreement or by operation of law has received any written complaint, notice, order, or citation of any actual, threatened or alleged noncompliance with any of the Environmental Laws, and there is no proceeding, suit or investigation pending or, to the Seller’s knowledge, threatened against the Seller or, to the Seller’s knowledge, any such Person with respect to any violation or alleged violation of the Environmental Laws, and, to the knowledge of the Seller, there is no basis for the institution of any such proceeding, suit or investigation.

3.26  Licenses; Compliance Regulatory Requirements.    Except as disclosed in the Recent Reports, the Seller holds all material authorizations, consents, approvals, franchises, licenses and permits required under applicable law or regulation for the operation of the business of the Seller and its Subsidiaries as presently operated (the “Governmental Authorizations”). All the Governmental Authorizations have been duly issued or obtained and are in full force and effect, and the Seller and its Subsidiaries are in material compliance with the terms of all the Governmental Authorizations. The Seller and its Subsidiaries have not engaged in any activity that, to their knowledge, would cause revocation or suspension of any such Governmental Authorizations. The Seller has no knowledge of any facts which could reasonably be expected to cause the Seller to believe that the Governmental Authorizations will not be renewed by the appropriate governmental authorities in the ordinary course. Neither the execution, delivery nor performance of this Agreement shall adversely affect the status of any of the Governmental Authorizations.

3.27  Brokers.    No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement, based upon any arrangement made by or on behalf of the Seller, which would make any Purchaser liable for any fees or commissions.

3.28  Securities Laws.    Neither the Seller nor its Subsidiaries nor any agent acting on behalf of the Seller or its Subsidiaries has taken any action which might cause this Agreement or the Notes or Warrants to violate the Securities Act or the Exchange Act or any rules or regulations promulgated thereunder, as in effect on the Closing Date. Assuming that all of the representations and warranties of the Purchasers set forth in Article IV are true, all offers and sales of capital stock, securities and notes of the Seller were conducted and completed in compliance with the Securities Act. All shares of capital stock and other securities issued by the Seller and its Subsidiaries prior to the date hereof have been issued in transactions that were either registered offerings or were exempt from the registration requirements under the Securities Act and all applicable state securities or “blue sky” laws and in compliance with all applicable corporate laws.

3.29  Disclosure.    No representation or warranty made by the Seller in this Agreement, nor in any document, written information, financial statement, certificate, schedule or exhibit prepared and furnished by the Seller or the representatives of the Seller pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits to state a material fact necessary to make the statements or facts contained herein or therein not misleading in light of the circumstances under which they were furnished.

3.30  Off-Balance Sheet Arrangements.    There is no transaction, arrangement or other relationship between the Seller and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Seller in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably expected to result in a Material Adverse Effect. There are no such transactions, arrangements or other relationships with the Seller that may create contingencies or liabilities that are not otherwise disclosed by the Seller in its Recent Reports.

3.31  Application of Takeover Protections.    Except as is set forth in the Certificate of Incorporation and amendments thereto of Seller, the Seller and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Seller’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation or any agreement to which the Seller is a party that is or could become applicable to the Purchasers as a result of the Purchasers and the Seller fulfilling their obligations or exercising their rights under this Agreement and the Related Documents, including without limitation the Seller’s issuance of the Securities and the Purchasers’ ownership of the Securities.

3.32  No Additional Agreements.    The Seller does not have any agreement with any Purchaser with respect to the transactions contemplated by this Agreement and the Related Documents other than as specified in this Agreement and the Related Documents.

3.33  Acknowledgment Regarding Purchasers’ Purchase of Seller Securities.    The Seller acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Seller further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Seller or any other Purchaser (or in any similar capacity) with respect to this Agreement and the Related Documents and the transactions contemplated hereby and thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement or the Related Documents or the transactions contemplated hereby and thereby is merely incidental to such Purchaser’s purchase of the Securities. The Seller further represents to each Purchaser that the Seller’s decision to enter into this Agreement and the Related Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Seller and its representatives.

3.34  Internal Accounting Controls.    The Seller and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Seller has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Seller and designed such disclosure controls and procedures to ensure that material information relating to the Seller, including its subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Seller’s Form 10-K or 10-Q, as the case may be, is being prepared. The Seller’s certifying officers have evaluated the effectiveness of the Seller’s disclosure controls and procedures as of the end of the period covered by the Seller’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Seller presented in its most recently filed Form 10-K or Form 10-Q the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Seller’s internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Seller’s internal control over financial reporting.

3.35  Solvency.    Based on the financial condition of the Seller as of the Closing Date and following the consummation of the transactions contemplated by this Agreement, (i) the Seller’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Seller’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Seller’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Seller, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Seller, together with the proceeds the Seller would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Seller does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

3.36  Title to Assets.    The Seller and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to their respective businesses and good and marketable title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property, do not materially interfere with the use made and proposed to be made of such property by the Seller and the Subsidiaries, (ii) Liens for taxes not yet due and payable and (iii) Liens which would not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect. To the Seller’s knowledge, any real property and facilities held under lease by the Seller and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Seller and the Subsidiaries are in compliance except, in each case, as would not reasonably be expected to result in a Material Adverse Effect.

3.37  No Shell.    The Seller is not now and has never been a shell company as described in subsection (1) of Section (i) of Rule 144 promulgated under the Securities Act.

The Disclosure Schedule shall include schedules organized by reference to and corresponding with (by section number) the individual sections of this Agreement which are being qualified or for which information is being disclosed.

ARTICLE IV — REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

Each Purchaser, for itself only, hereby severally and not jointly, represents and warrants to the Seller as follows:

4.1  Existence and Power.    The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of such Purchaser’s organization. The Purchaser has all powers required to carry on such Purchaser’s business as now conducted and to undertake the transactions contemplated by this Agreement and the Related Documents.

4.2  Authorization.    The execution, delivery and performance by the Purchaser of this Agreement, the Related Documents to which such Purchaser is a party, and the consummation by the Purchaser of the transactions contemplated hereby and thereby have been duly authorized, and no additional action is required for the approval of this Agreement or the Related Documents. This Agreement and the Related Documents to which the Purchaser is a party have been or, to the extent contemplated hereby, will be duly executed and delivered and constitute valid and binding agreements of the Purchaser, enforceable against such Purchaser in accordance with their terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors and except that enforceability of their obligations thereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.3  Investment.    The Purchaser is acquiring the securities described herein for its own account and not with a view to, or for sale in connection with, any distribution thereof, nor with the intention of distributing or reselling the same, provided, however, that by making the representation herein, the Purchaser does not agree to hold any of the securities for any minimum or other specific term and reserves the right to dispose of the securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The Purchaser is aware that none of the securities has been registered under the Securities Act or under applicable state securities or blue sky laws. The Purchaser is an “Accredited Investor” as such term is defined in Rule 501 of Regulation D, as promulgated under the Securities Act.

4.4  Reliance on Exemptions.    The Purchaser understands that the Notes and Warrants are being offered and sold to such Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Seller is relying upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the securities.

4.5  Experience of the Purchaser.    The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the securities and, at the present time, is able to afford a complete loss of such investment.

4.6  General Solicitation.    The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

4.7  No Short Sales.    The Purchaser has not, directly or indirectly, nor has any party acting on behalf of or at the direction of such Purchaser, engaged in any Short Sales (as defined in Rule 3b-3 of the Exchange Act) involving the Common Stock since the disclosure to such Purchaser of the transactions contemplated hereby.

4.8  Disclosure of Information.    The Purchaser has had an opportunity to receive all information related to Seller and its Subsidiaries requested by it and to ask questions of and receive answers from the Seller and its Subsidiaries, the business of the Seller and its Subsidiaries, and the terms and conditions of Notes, Warrants and Common Stock issuable thereunder. Such Purchaser acknowledges receipt of copies of all Recent Documents filed by the Seller via EDGAR at least one business day prior to the date hereof.

ARTICLE V — COVENANTS OF THE SELLER AND PURCHASERS

5.1  Insurance.    The Seller and its Subsidiaries shall, from time to time upon the written request of the Purchasers, promptly furnish or cause to be furnished to the Purchasers evidence, in form and substance reasonably satisfactory to the Purchasers, of the maintenance of all insurance maintained by it for loss or damage by fire and other hazards, damage or injury to persons and property, including from product liability, and under workmen’s compensation laws.

5.2  Reporting Obligations.    So long as any of the Notes are outstanding, and so long as any portion of the Warrants has not been exercised and has not expired by its terms, the Seller shall furnish to the Purchasers, or any other persons who hold any of the Notes or Warrants (provided that such subsequent holders give notice to the Seller that they hold Notes or Warrants and furnish their addresses) promptly upon their becoming available one copy of (A) each report, notice or proxy statement sent by the Seller to its stockholders generally, and of each regular or periodic report (pursuant to the Exchange Act) and (B) any registration statement, prospectus or written communication pursuant to the Securities Act relating to the issuance or registration of Conversion Shares and the Warrant Shares and filed by the Seller with the Commission or any securities market or exchange on which shares of Common Stock are listed; provided, however, that the Seller shall have no obligation to deliver reports or schedules under this Section 5.2 to the extent such reports are publicly available via EDGAR.

The Purchasers are hereby authorized to deliver a copy of any financial statement or any other information relating to the business, operations or financial condition of the Seller which may have been furnished to the Purchasers hereunder, to any regulatory body or agency having jurisdiction over the Purchasers or to any Person which shall, or shall have right or obligation to succeed to all or any part of the Purchasers’ interest in the Seller or this Agreement.

5.3  Investigation.    The representations, warranties, covenants and agreements set forth in this Agreement shall not be affected or diminished in any way by any investigation (or failure to investigate) at any time by or on behalf of the party for whose benefit such representations, warranties, covenants and agreements were made. Without limiting the generality of the foregoing, the inability or failure of the Purchasers to discover any breach, default or misrepresentation by the Seller under this Agreement or the Related Documents (including under any certificate furnished pursuant to this Agreement), notwithstanding the exercise by the Purchasers or other holders of the Notes of their rights hereunder to conduct an investigation shall not in any way diminish any liability hereunder.

5.4  Further Assurances.    The Seller shall, at its cost and expense, upon written request of the Purchasers, duly execute and deliver, or cause to be duly executed and delivered, to the Purchasers such further instruments and do and cause to be done such further acts as may be necessary, advisable or proper, at the reasonable request of the Purchasers, to carry out more effectually the provisions and purposes of this Agreement. The parties shall use their best efforts to timely satisfy each of the conditions described in Article VI of this Agreement.

5.5  Use of Proceeds.    The Seller covenants and agrees that the proceeds of the aggregate Purchase Price shall be used by the Seller solely for working capital, general corporate purposes and the expenses reasonably incurred by Seller in connection with the consummation of the transactions contemplated hereby; provided that under no circumstances shall any portion of the proceeds be applied to:

(i)	accelerated repayment of any Indebtedness existing on the date hereof;

(ii)	the payment of dividends or other distributions on any capital stock of the Seller;

(iii)	increased executive compensation or loans to officers, employees, stockholders or directors, unless approved by a disinterested majority of the Board of Directors; or

(iv)	any expenditure not directly related to the business of the Seller.

5.6  Corporate Existence.    So long as a Purchaser owns Notes, Warrants, Conversion Shares, or Warrant Shares, the Seller shall preserve and maintain and cause its Subsidiaries to preserve and maintain their corporate existence and good standing in the jurisdiction of their incorporation and the rights, privileges and franchises of the Seller and its Subsidiaries (except, in each case, in the event of a merger or consolidation in which the Seller or its Subsidiaries, as applicable, is not the surviving entity) in each case where failure to so preserve or maintain could have a Material Adverse Effect on the Seller.

5.7  Licenses.    The Seller shall, and shall cause its Subsidiaries to, maintain at all times all material licenses or permits necessary to the conduct of its business and as required by any governmental agency or instrumentality thereof.

5.8  Taxes and Claims.    The Seller and its Subsidiaries shall duly pay and discharge (a) all material taxes, assessments and governmental charges upon or against the Seller or its properties or assets prior to the date on which penalties attach thereto, unless and to the extent that such taxes are being diligently contested in good faith and by appropriate proceedings, and appropriate reserves therefor have been established, and (b) all material lawful claims, whether for labor, materials, supplies, services or anything else which might or could, if unpaid, become a lien or charge upon the properties or assets of the Seller or its Subsidiaries unless and to the extent only that the same are being diligently contested in good faith and by appropriate proceedings and appropriate reserves therefor have been established.

5.9  Perform Covenants.    The Seller shall (a) make full and timely payment of any and all payments on the Notes, and all other obligations of the Seller to the Purchasers in connection therewith, whether now existing or hereafter arising, and (b) duly comply with all the terms and covenants contained herein and in each of the instruments and documents given to the Purchasers in connection with or pursuant to this Agreement, all at the times and places and in the manner set forth herein or therein.

5.10  Additional Covenants.

(a)  Except for transactions approved by a majority of the disinterested directors of the Board of Directors, neither the Seller nor any of its Subsidiaries shall enter into any transaction with any director, officer, employee or holder of more than 5% of the outstanding capital stock of any class or series of capital stock of the Seller or any of its Subsidiaries, member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or member of the family of any such person, is a director, officer, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, with the exception of transactions which are consummated upon terms that are no less favorable than would be available if such transaction had been effected at arms-length, in the reasonable judgment of the Board of Directors.

(b)  The Seller shall timely prepare and file with the Securities and Exchange Commission the form of notice of the sale of securities pursuant to the requirements of Regulation D regarding the sale of the Notes and Warrants under this Agreement.

(c)  The Seller shall timely prepare and file such applications, consents to service of process (but not including a general consent to service of process) and similar documents and take such other steps and perform such further acts as shall be required by the U.S. state securities law requirements of each jurisdiction where a Purchaser resides as indicated on Schedule 1 (if any) with respect to the sale of the Notes and Warrants under this Agreement.

(d)  Neither the Seller nor any of its Affiliates, nor any Person acting on its or their behalf, shall directly or indirectly make any offers or sales of any securities or solicit any offers to buy any securities under circumstances that would cause the loss of the 4(2) exemption under the Securities Act for the transactions contemplated hereby. Subject to any consent or approval rights of the Purchasers hereunder, in the event the Seller contemplates an offering of its equity or debt securities within six months following the Closing Date, the Seller agrees that it shall notify the Purchasers of such offering (without providing any material non-public information to any Purchaser without its prior approval) and obtain the prior written consent of Purchasers.

5.11  Disclosure of Transactions and Other Material Information.    The Seller shall, on or before 8:30 a.m., New York time, prior to the first (1st) business day after the date of this Agreement, issue a press release (the “Press Release”) reasonably acceptable to the Purchasers disclosing all the material terms of the transactions contemplated by this Agreement and the Related Documents. On or before 8:30 a.m., New York time, prior to the first (1st) business day after the date of this Agreement, the Seller shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by this Agreement and the Related Documents in the form required by the Exchange Act and attaching this Agreement and all material Related Documents (including, without limitation, this Agreement (and all schedules to this Agreement), the form of Notes, the form of the Warrants, the form of Guaranty, and the form of the Investor Rights Agreement) (including all attachments, the “8-K Filing”). From and after the filing of the 8-K Filing, the Seller shall have disclosed all material, non-public information (if any) provided to any of the Purchasers by the Seller or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated hereby. The Seller shall not, and the Seller shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide any Purchaser with any material, non-public information regarding the Seller or any of its Subsidiaries from and after the filing of the 8-K Filing without the express prior written consent of such Purchaser. Subject to the foregoing, neither the Seller, its Subsidiaries nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Seller shall be entitled, without the prior approval of any Purchaser, to make the Press Release and any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith or (ii) as is required by applicable law and regulations. Without limiting anything contained herein, the Seller shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of any Purchaser in any filing, announcement, release or otherwise without the prior written consent of the applicable Purchaser (except to the extent, and only to the extent, such name is required by applicable law to be so disclosed). Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, the Seller expressly acknowledges and agrees that no Purchaser has had, and no Purchaser shall have (unless expressly agreed to by a particular Purchaser after the date hereof in a written definitive and binding agreement executed by the Seller and such particular Purchaser (it being understood and agreed that no Purchaser may bind any other Purchaser with respect thereto)), any duty of confidentiality with respect to, or a duty not to trade on the basis of, any material, non-public information regarding the Seller or any of its Subsidiaries.

5.12  Like Treatment of Purchasers and Holders.    Neither the Seller nor any of its affiliates shall, directly or indirectly, pay or cause to be paid any consideration (immediate or contingent), whether by way of interest, fee, payment for redemption, conversion or exercise of the Securities, or otherwise, to any Purchaser or holder of Securities, for or as an inducement to, or in connection with the solicitation of, any consent, waiver or amendment to any terms or provisions of this Agreement or the Related Documents, unless such consideration is required to be paid to all Purchasers or holders of Securities bound by such consent, waiver or amendment. The Seller shall not, directly or indirectly, redeem any Securities unless such offer of redemption is made pro rata to all Purchasers or holders of Securities, as the case may be, on identical terms.

5.13  Independent Nature of Purchasers’ Obligations and Rights.    The obligations of each Purchaser under this Agreement or any Related Documents are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any such agreement. Nothing contained herein or in any Related Documents, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by such agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Related Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser represents that it has been represented by its own separate legal counsel in its review and negotiation of this Agreement and the Related Documents.

5.14  Securities Issuances.    So long as any Notes remain outstanding, the Seller shall not directly or indirectly (a) issue or sell or agree to issue or sell (i) any securities in a financing or capital raising transaction which constitutes a Variable Rate Transaction, an MFN Transaction (as such terms are defined in the Notes) or otherwise provides the purchasers of such securities with more favorable terms (including without limitation with respect to the effective purchase price per share, conversion, exercise or exchange price (whether before or after adjustment), term, coupon, warrant coverage or otherwise) than those contained in this Agreement and the Related Documents and the transactions contemplated hereby and thereby, or (ii) any Convertible Securities, provided in each case that, notwithstanding the foregoing the Seller may at any time after the date which is thirty (30) days prior to the Maturity Date (as defined in the Notes) issue, sell, agree to issue or agree to sell any of its Common Stock or any Convertible Securities on any terms its deems necessary or appropriate, so long as 100% of the proceeds thereof (or such portion as is necessary to repay the Notes in full), is used to repay the Notes in the full, provided that if at the Purchasers’ option one or more Purchasers elect not to so be repaid, such amount of proceeds shall be held in escrow pending such election to be repaid on the Maturity Date; or (b) enter into any “at-the-money” (ATM) offering or any “equity line” transaction which provides for the sale, from time to time, of securities of the Seller which are registered for resale pursuant to the Securities Act. For purposes hereof, “Convertible Securities” shall mean any securities or obligations convertible into or exchangeable or exercisable for shares of Common Stock, and any warrants, options or other rights to subscribe for or to purchase shares of Common Stock, except for Excluded Stock. For purposes hereof, “Excluded Stock” means the issuance of Common Stock or Convertible Securities (a) upon exercise or conversion of any options, warrants or convertible securities outstanding as of the date hereof, provided that the terms for exercise or conversion thereof have not been amended since the date hereof, and (b) pursuant to and in accordance with any issuance of shares or grant of equity awards (and the issuance of shares of Common Stock upon exercise thereof) to employees, officers, directors or consultants of the Seller or its Subsidiaries pursuant to any management equity plans disclosed in the SEC Documents or subsequently approved by the Seller’s shareholders.

5.15  Subsidiaries.    Except as disclosed in the Disclosure Schedule, the Seller represents and warrants that it has no direct or indirect Subsidiaries which possess any Intellectual Property or have significant liabilities. The Seller shall not transfer any assets to any direct or indirect Subsidiary unless prior thereto such Subsidiary has executed and delivered to the Purchasers a guaranty in form and substance reasonably acceptable to the Purchasers, whereby such Subsidiary guarantees all the Seller’s obligations under the Notes and other Related Documents. In the event that the Company acquires or establishes any new Subsidiaries at any time that any Notes are outstanding, the Seller shall promptly cause each such Subsidiary to execute and deliver to the Purchasers a guaranty in form and substance reasonably acceptable to the Purchasers, whereby such Subsidiary guarantees all the Seller’s obligations under the Notes and other Related Documents. The Seller shall also cause each such guarantor to execute and deliver to the Purchasers a security agreement in form and substance reasonably satisfactory to the Purchasers to the extent not included within such guarantee.

5.17  Listing.    To the extent required to enable the Conversion Shares and the Warrant Shares to be traded on the principal market on which the Common Stock is or may be traded from time to time, the Seller shall apply to each U.S. securities exchange, interdealer quotation system and other trading market where its Common Stock is listed or qualified for trading or quotation and cause the Conversion Shares and the Warrant Shares to be eligible for trading or quotation thereon.

5.18  Securities Laws.    Neither the Seller nor its Subsidiaries nor any agent acting on behalf of the Seller or its Subsidiaries will take any action which might cause this Agreement or the Notes or Warrants to violate the Securities Act or the Exchange Act or any rules or regulations promulgated thereunder.

5.19  Shareholder Approval.

(a)  Shareholder Approval.    The Company shall hold a stockholder meeting on or prior to September 1, 2013 and shall propose and solicit Shareholder Approval (as defined in the Notes and Warrants) of the transactions contemplated hereby. The Company shall file with the Commission and deliver to its stockholders a notice of meeting and proxy statement or information circular, as required by the Commission, with respect to such stockholder meeting which contains a proposal seeking Shareholder Approval. Such stockholder meeting shall occur within sixty (60) days following the filing of such proxy statement or information circular. The Board of Directors of the Company shall recommend to the Company’s stockholders that such proposal be approved, which recommendation shall be contained in such proxy statement or information circular, and the Company shall solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in such proxy statement (or as typically solicited by management for management proposals), and all management-appointed proxy holders shall vote their proxies in favor of such Shareholder Approval. Each Purchaser and one counsel selected by a majority-in-interest of the Purchasers shall be entitled to review such proxy statement or information circular prior to filing with the Commission, and such proxy statement or information circular shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company does not obtain Shareholder Approval at the first such stockholder meeting, the Company shall propose Shareholder Approval in the same manner specified above at each annual stockholder meeting of the Company thereafter until Shareholder Approval is obtained, provided that if an Event of Default occurs under the Notes, the Company shall call a stockholder meeting within four months thereafter to seek Shareholder Approval in the same manner specified above and continue to seek Shareholder Approval at a stockholder meeting called every four months thereafter until the earlier of the date on which Shareholder Approval is obtained or no Note or Warrants remain outstanding.

(b)  Failure to Call and Hold Stockholder Meeting; Failure to Obtain Shareholder Approval.    If the Company fails to (i) file the proxy statement or information circular referred to above or (ii) hold the stockholder meeting referred to above, in each case prior to the date by which such filing or meeting is required above (such date constituting a “Stockholder Meeting Default Date”), then as partial relief the Company shall pay to each Purchaser liquidated damages in cash equal to 1% of the Purchase Price paid by such Purchaser for the Notes then outstanding for each thirty (30) day period during which such filing is not made or such stockholder meeting is not held following the applicable stockholder meeting default date. Without limiting the foregoing, if Shareholder Approval is not obtained within nine (9) months following an Event of Default, then each Purchaser shall have the right to compel the Company to redeem such amount of Notes and Warrants held by such Purchaser which cannot be converted, exercised or exchanged due to such Issuable Maximum (as defined in the Notes and Warrants), as may be selected by such Purchaser. The redemption price for any such portion of Notes redeemed under this subsection shall equal the Purchase Price paid for such Notes being redeemed and the redemption price for any such portion of Warrants redeemed under this subsection shall equal the value of such Warrants being redeemed as determined using the Black-Scholes Option Pricing Model via Bloomberg. Such redemption price shall be paid within ten (10) days after the exercise of such redemption right.

5.20  USPTO Registration.    The Seller agrees to cause each Patent and Trademark (as such terms are defined in Annex A attached hereto) which is owned by the Seller or any of its subsidiaries but not recorded in the current name of the Seller or such subsidiary as of the date hereof with the United States Patent and Trademark Office (“USPTO”) to be so recorded in the name of the Seller or such subsidiary with the USPTO within 30 days following the Closing Date.

ARTICLE VI — CONDITIONS TO CLOSING

6.1  Conditions to Obligations of Purchasers to Effect the Closing.    The obligations of a Purchaser to effect the Closing and the transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to Closing, of each of the following conditions, any of which may be waived, in writing, by a Purchaser:

(a)  Representations and Warranties.    The representations and warranties of the Seller set forth in this Agreement shall be true and correct in all material respects (except for those qualified as to materiality or a Material Adverse Effect, which shall be true and correct in all respects) as of the date of this Agreement and as of the Closing Date (except to the extent that such representation or warranty speaks of an earlier date, in which case such representation or warranty shall be true and correct in all material respects (or if qualified as to materiality or a Material Adverse Effect, true and correct in all respects) as of such date) as though made on and as of the Closing Date. On or prior to the Closing Date the Seller shall deliver to each of the Purchasers a certificate of the Chief Executive Officer and Chief Financial Officer of the Seller to the effect that all of the representations and warranties of the Seller set forth in this Agreement are true and correct as of the Closing Date (including, to the extent necessary, updated disclosure schedules which shall be reasonably acceptable to each Purchaser) and that the Seller has performed all of its obligations under this Agreement required to be performed prior to the Closing Date.

(b)  Performance of Obligations of Seller.    The Seller shall have performed in all material respects all agreements and covenants required to be performed by it under this Agreement on or prior to the Closing Date.

(c)  No Suspension of Trading.    From the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Seller, which suspension shall be terminated prior to Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any trading market, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Notes and Warrants at the Closing.

(d)  Deliverables.    The Seller shall deliver or cause to be delivered to each of the Purchasers the following on or prior to the Closing Date:

1.(i)  One or more Notes, in the aggregate principal amount as is to be purchased at the Closing by such Purchaser, registered in the name of such Purchaser; and

(ii)  One or more certificates evidencing the Warrants, registered in the name of such Purchaser, pursuant to which such Purchaser shall be entitled to purchase that number of shares of Common Stock as indicated in Schedule 1 besides such Purchaser’s name.

2.  The Investor Rights Agreement, in the form attached hereto as Exhibit C (the “Investor Rights Agreement”), duly executed by the Seller.

3.  The Subsidiary Guaranty, in the form attached hereto as Exhibit D (the “Guaranty”), duly executed by the Seller’s subsidiaries.

4.  A legal opinion of counsel to the Seller (“Seller’s Counsel”), in the form attached hereto as Exhibit E.

5.  A certificate of the Secretary of the Seller (the “Secretary’s Certificate”), in form and substance satisfactory to the Purchasers, certifying as follows as of the date of such Closing:

(i)  that attached to the Secretary’s Certificate is true and complete copy of the Certificate of Incorporation of the Seller, as amended, including any Certificate of Designation;

(ii)  that a true copy of the Bylaws of the Seller, as amended to the Closing Date, is attached to the Secretary’s Certificate;

(iii)  that attached thereto are true and complete copies of the resolutions of the Board of Directors of the Seller authorizing the execution, delivery and performance of this Agreement and the Related Documents, instruments and certificates required to be executed by it in connection herewith and approving the consummation of the transactions in the manner contemplated hereby including, but not limited to, the authorization and issuance of the Notes and Warrants;

(iv)  the names and true signatures of the officers of the Seller signing this Agreement and all other documents to be delivered in connection with this Agreement;

(v)  such other matters as required by this Agreement; and

(vi)  such other matters as the Purchasers may reasonably request.

6.  A wire transfer representing the amount due for legal fees and other expenses set forth in Section 9.2 hereof (which may be offset from the Purchase Price at the election of the applicable Purchaser).

7.  Seller shall have applied to each U.S. securities exchange, interdealer quotation system and other trading market where its Common Stock is currently listed or qualified for trading or quotation for the listing or qualification of the Conversion Shares and the Warrant Shares for trading or quotation thereon in the time and manner required thereby.

8.  Seller and Purchasers shall have received the written consent of Square 1 Bank to the transactions contemplated hereby in form and substance reasonably acceptable to the Purchasers.

9.  Such other documents as the Purchasers shall reasonably request.

(e)  There shall have been no Material Adverse Effect with respect to the Seller.

6.2  Conditions to Obligations of the Seller to Effect each Closing.    The obligations of the Seller to effect the Closing and the transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to the Closing of each of the following conditions, any of which may be waived, in writing, by the Seller:

(a)  Representations and Warranties.    The representations and warranties of each Purchaser set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing

Date (except to the extent that such representation or warranty speaks of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such date) as though made on and as of the Closing Date.

(b)  Performance of Obligations of the Purchasers.    Each of the Purchasers shall have performed in all material respects all agreements and covenants required to be performed by it under this Agreement on or prior to the Closing Date.

(c)  Deliverables.    Each of the Purchasers shall deliver or cause to be delivered to the Seller (i) upon receipt of the Seller’s items described in Section 6.1(d) above, payment of the portion of the Purchase Price set forth opposite each Purchaser’s name on Schedule 1 applicable for such Closing, in cash by wire transfer of immediately available funds to an account designated in writing by Seller prior to the date hereof; (ii) an executed copy of the Investor Rights Agreement; and (iii) such other documents as the Seller shall reasonably request.

ARTICLE VII — INDEMNIFICATION AND LIQUIDATED DAMAGES

7.1  Survival of Representations.    The representations and warranties of the Seller and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement. The Seller’s and the Purchasers’ warranties and representations shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Seller or the Purchasers.

7.2  Indemnification.    The Seller agrees to indemnify and hold harmless the Purchasers, their Affiliates, each of their officers, directors, employees and agents and their respective successors and assigns, from and against any losses, damages, or expenses which are caused by or arise out of (i) any breach or default in the performance by the Seller of any covenant or agreement made by the Seller in this Agreement or in any of the Related Documents; (ii) any breach of warranty or representation made by the Seller in this Agreement or in any of the Related Documents; (iii) any and all third party actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal fees and expenses) incident to any of the foregoing; and (iv) any enforcement of this indemnification.

7.3  Indemnity Procedure.    The Seller is referred to herein as the “Indemnifying Party” and the other party or parties claiming indemnity is referred to as the “Indemnified Party”. An Indemnified Party under this Agreement shall, with respect to claims asserted against such party by any third party, give written notice to the Indemnifying Party of any liability which might give rise to a claim for indemnity under this Agreement within sixty (60) business days of the receipt of any written claim from any such third party, but not later than twenty (20) days prior to the date any answer or responsive pleading is due, and with respect to other matters for which the Indemnified Party may seek indemnification, give prompt written notice to the Indemnifying Party of any liability which might give rise to a claim for indemnity; provided, however, that any failure to give such notice will not waive any rights of the Indemnified Party except to the extent the rights of the Indemnifying Party are materially prejudiced.

The Indemnifying Party shall have the right, at its election, to take over the defense or settlement of such claim by giving written notice to the Indemnified Party at least fifteen (15) days prior to the time when an answer or other responsive pleading or notice with respect thereto is required. If the Indemnifying Party makes such election, it may conduct the defense of such claim through counsel of its choosing (subject to the Indemnified Party’s approval of such counsel, which approval shall not be unreasonably withheld), shall be solely responsible for the expenses of such defense and shall be bound by the results of its defense or settlement of the claim. The Indemnifying Party shall not settle any such claim without prior notice to and consultation with the Indemnified Party, and no such settlement involving any equitable relief or which might have an adverse effect on the Indemnified Party may be agreed to without the written consent of the Indemnified Party (which consent shall not be unreasonably withheld). So long as the Indemnifying Party is diligently contesting any such claim in good faith, the Indemnified Party may pay or settle such claim only at its own expense and the Indemnifying Party will not be responsible for the fees of separate legal counsel to the Indemnified Party, unless the named parties to any proceeding include both parties or representation of both parties by the same counsel would be inappropriate due to conflicts of interest or otherwise. If the Indemnifying Party does not make such election, or having made such election does not, in the reasonable opinion of the Indemnified Party proceed diligently to defend such claim, then the Indemnified Party may (after written notice to the Indemnifying Party), at the expense of the Indemnifying Party, elect to take over the defense of and proceed to handle such claim in its discretion and the Indemnifying Party shall be bound by any defense or settlement that the Indemnified Party may make in good faith with respect to such claim. In connection therewith, the Indemnifying Party will fully cooperate with the Indemnified Party should the Indemnified Party elect to take over the defense of any such claim. The parties agree to cooperate in defending such third party claims and the Indemnified Party shall provide such cooperation and such access to its books, records and properties as the Indemnifying Party shall reasonably request with respect to any matter for which indemnification is sought hereunder; and the parties hereto agree to cooperate with each other in order to ensure the proper and adequate defense thereof.

With regard to claims of third parties for which indemnification is payable hereunder, such indemnification shall be paid by the Indemnifying Party upon the earlier to occur of: (i) the entry of a judgment against the Indemnified Party and the expiration of any applicable appeal period, or if earlier, five (5) days prior to the date that the judgment creditor has the right to execute the judgment; (ii) the entry of an unappealable judgment or final appellate decision against the Indemnified Party; or (iii) a settlement of the claim. Notwithstanding the foregoing, the reasonable expenses of counsel to the Indemnified Party shall be reimbursed on a current basis by the Indemnifying Party. With regard to other claims for which indemnification is payable hereunder, such indemnification shall be paid promptly by the Indemnifying Party upon demand by the Indemnified Party.

7.4  Liquidated Damages.    The Seller and the Purchasers agree that the Purchasers will suffer damages if a Breach Event (as defined below) occurs or is ongoing. The Seller and the Purchasers further agree that it may not be feasible to ascertain the extent of such damages with precision. If a Breach Event (as defined below) occurs, then the Purchasers may elect, as liquidated damages, and in addition to any other remedies legally available to such Purchasers, to require that the Seller shall pay to the Purchasers liquidated damages at a rate of 12% per annum of the aggregate outstanding principal amount of Notes payable monthly in cash at the end of each month (or part thereof) in which the Breach Event is outstanding.

“Breach Event” means either:

(i)  Any breach of any warranty or representation of the Seller as of the date made in this Agreement or any Related Document which breach, or the facts and circumstances concerning such breach, has a Material Adverse Effect, provided, however, that for purposes of this Section 7.4, none of the following, either alone or in combination, will constitute, or be considered in determining whether there has been, a Material Adverse Effect: any event, change, circumstance, effect or other matter resulting from or related to (i) any outbreak or escalation of war or major hostilities or any act of terrorism, (ii) changes in laws, GAAP or enforcement or interpretation thereof, (iii) changes that generally affect the industries and markets in which the Seller and its Subsidiaries operate, (iv) changes in financial markets, general economic conditions (including prevailing interest rates, exchange rates, commodity prices and fuel costs) or political conditions, (v) any failure, in and of itself, of the Seller to meet any published or internally prepared projections, budgets, plans or forecasts of revenues, earnings or other financial performance measures or operating statistics (it being understood that the facts and circumstances underlying any such failure that are not otherwise excluded from the definition of a “Material Adverse Effect” may be considered in determining whether there has been a Material Adverse Effect), (vi) any action taken or failed to be taken pursuant to or in accordance with this Agreement or at the request of, or consented to by, the Purchasers, or (vii) the execution or delivery of this Agreement, the consummation of the transactions contemplated by this Agreement or the public announcement or other publicity with respect to any of the foregoing; or

(ii)  Any breach by the Seller of any material covenant or obligation under this Agreement or any Related Document which breach, if capable of being cured, has not been cured within ten (10) days after notice of such breach has been given by the holders of a majority in principal amount of Notes to the Seller.

The Seller and the Purchasers have expressly negotiated this Section 7.4, and have agreed that in light of the circumstances existing at the time of execution of this Agreement, the liquidated damages expressed herein represent a reasonable estimate of the harm likely to be suffered by the Purchasers upon the occurrence of a Breach Event.

ARTICLE VIII — SECURITY AGREEMENT

8.1  Grant of Security Interest.    Seller hereby grants and pledges to the Purchasers a continuing security interest in the Collateral (as defined below) to secure prompt repayment of any and all Obligations (as defined in the Notes) and to secure prompt performance by Seller of each of its covenants and duties under the Transaction Documents (as defined in the Notes). Except for Permitted Liens (as defined in the Notes), such security interest constitutes a valid, second priority security interest in the presently existing Collateral, and will constitute a valid, second priority security interest in later-acquired Collateral. Such security interest shall have second priority only to Square 1. Seller also hereby agrees not to sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, license (other than in the ordinary course of Seller’s business), or encumber any of its Intellectual Property. Notwithstanding any termination of this Agreement or of any filings undertaken related to Purchasers’ rights under the Codes, the Purchasers’ Lien (as defined in the Notes) on the Collateral shall remain in effect for so long as any Obligations are outstanding. Other than pursuant to a Change in Control Transaction (as defined in the Notes), the Company shall not, and shall cause its subsidiaries not to, sell, assign, transfer, convey or license any of its Patents or Trademarks (as defined in Annex A attached hereto) without the prior written consent of the Purchasers, other than (i) the granting of a security interest to Square 1 or (ii) the licensing of any of its Patents on a non-exclusive basis to any third party in the order course of business (it being understood that such licenses entered into for the first time shall constitute “ordinary of course of business” so long as such licenses are entered into primarily to generate revenue for the Seller and not as a means to effectively dispose of or transfer the economics of owning the applicable Patents).

8.2  Perfection of Security Interest.    Seller authorizes Purchasers to file at any time financing statements, continuation statements and amendments thereto, and additional security agreements, that (i) either specifically describe the Collateral or describe the Collateral as all assets of Seller of the kind pledged hereunder, and (ii) contain any other information required by the Codes for the sufficiency of filing office acceptance of any financing statement, continuation statement, or amendment, including whether Seller is an organization, the type of organization and any organizational identification number issued to Seller, if applicable. Seller shall have possession of the Collateral, except where expressly otherwise provided in this Agreement. Where Collateral is in possession of a third party bailee, Seller shall take such steps as Purchasers reasonably request for Purchasers to, subject to the rights of Square 1 or the rights of the Seller under the Square 1 Loan Documents (as defined in the Notes) (i) obtain an acknowledgment, in form and substance satisfactory to Purchasers, of the bailee that the bailee holds such Collateral for the benefit of Purchasers, and (ii) obtain “control” of any Collateral consisting of investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such items and the term “control” are defined in Revised Article 9 of the Uniform Commercial Code) by causing the securities intermediary or depositary institution or issuing banks to execute a control agreement in form and substance satisfactory to Purchasers. Seller will not create any chattel paper without placing a legend on the chattel paper acceptable to Purchasers indicating that Purchasers have a security interest in the chattel paper (together with Square 1 (if applicable)). Seller shall take such other actions as Purchasers request to perfect their security interests granted under this Agreement. The Seller shall pay any and all third party expenses incurred by the Purchasers in connection with the preparation and filing of any such perfection documents. The Seller represents and warrants that all of the representations and warranties contained in the Square 1 Loan Documents with respect to the Collateral are true and correct as of the date hereof, and the Seller agrees to comply with all of the Seller’s obligations contained in the Square 1 Loan Documents with respect to the Collateral. In the event the Square 1 Facility is repaid in full, the Seller shall, and shall cause its Subsidiaries to, enter into an additional security agreement with respect to the Collateral in form and substance reasonably satisfactory to the Purchasers.

8.3  Collateral Definitions.

“Collateral” means the property described on Annex A attached hereto and all Negotiable Collateral to the extent not described on Annex A, except to the extent any such property (i) is nonassignable by its terms without the consent of the licensor thereof or another party (but only to the extent such prohibition on transfer is enforceable under applicable law, including without limitation under the Codes), (ii) the granting of a security interest therein is contrary to applicable law, provided that upon the cessation of any such restriction or prohibition, such property shall automatically become part of the Collateral, (iii) constitutes the capital stock of a controlled foreign corporation (as defined in the Internal Revenue Code of 1986, as amended, and the regulations thereunder), in excess of 65% of the voting power of all classes of capital stock of such controlled foreign corporations entitled to vote, or (iv) property (including any attachments, accessions or replacements) that is subject to a Lien (as defined in the Notes) that is permitted pursuant to clause (b) of the definition of Permitted Liens (as defined in the Notes), if the grant of a security interest with respect to such property pursuant to this Agreement would be prohibited by the agreement creating such Permitted Lien or would otherwise constitute a default thereunder, provided, that such property will be deemed “Collateral” hereunder upon the termination and release of such Permitted Lien.

“Codes” means the New York and Delaware Uniform Commercial Codes as amended or supplemented from time to time.

“Negotiable Collateral” means all of the Seller’s present and future letters of credit of which it is a beneficiary, drafts, instruments (including promissory notes), securities, documents of title, and chattel paper, and the Seller’s books and records relating to any of the foregoing.

8.4  Multiple Secured Parties.    Each Purchaser agrees to be bound by the provisions of Annex B attached hereto appointing Tail Wind as collateral agent with respect to the Collateral and to enforce the security interest hereunder. In the event of any foreclosure or other realization on any of the Collateral, the proceeds thereof shall be distributed to the Purchasers pro rata based on the respective amounts outstanding under the Notes.

ARTICLE IX — MISCELLANEOUS

9.1  Further Assurances.    Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by any other party to better evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement, and further agrees to take promptly, or cause to be taken, all actions, and to do promptly, or cause to be done, all things necessary, proper or advisable under applicable law to consummate and make effective the transactions contemplated hereby, to obtain all necessary waivers, consents and approvals, to effect all necessary registrations and filings, and to remove any injunctions or other impediments or delays, legal or otherwise, in order to consummate and make effective the transactions contemplated by this Agreement for the purpose of securing to the parties hereto the benefits contemplated by this Agreement.

9.2  Fees and Expenses.    The parties hereto shall pay their own costs and expenses in connection herewith, except that the Seller shall pay to (a) The Tail Wind Fund Ltd. (“Tail Wind”) a non-refundable sum equal to $45,000 as and for legal and due diligence expenses incurred in connection herewith, $10,000 of which amount has been previously paid, and (b) [Wolverine] (“Wolverine”) a non-refundable sum equal to $10,000 as and for legal and due diligence expenses incurred in connection herewith, none of which has been previously paid. The balance of such expense amount due each Purchaser, together with any out-of-pocket expenses incurred by such Purchaser in connection with the security interest granted hereunder and under the Guaranty, may be offset from the funds being transferred hereunder as the Purchase Price from such Purchaser. The Seller shall pay all fees and expenses of any placement agents, finders and escrow agents engaged by Seller in connection with the transactions contemplated by this Agreement pursuant to a separate agreement between Seller and such parties.

9.3  Notices.    Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section prior to 8:00 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section on a day that is not a business day or later than 8:00 p.m. (New York City time) on any business day, (c) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service such as Federal Express, or (d) actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Purchasers at each Purchaser’s address set forth under its name on Schedule 1 attached hereto, or with respect to the Seller, addressed to:

Local Corporation

7555 Irvine Center Drive

Irvine, CA 92618

Attention: Kenneth Cragun, CFO

Facsimile No.: 949 -784-0880

Email: kcragun@local.com

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice. Copies of notices to any Purchaser shall be sent to the addresses, if any, listed on Schedule 1 attached hereto, with a copy to:

Peter J. Weisman, P.C.

2 Rector Street, 3rd Floor

New York, NY 10006

Unless otherwise stated above, such communications shall be effective when they are received by the addressee thereof in conformity with this Section. Any party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section.

9.4  Governing Law.    All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and enforced in accordance with the laws of the State of New York without reference to the conflicts of laws principles thereof.

9.5  Jurisdiction and Venue.    This Agreement shall be subject to the exclusive jurisdiction of the Federal District Court, Southern District of New York and if such court does not have proper jurisdiction, the State Courts of New York County, New York. The parties to this Agreement agree that any breach of any term or condition of this Agreement shall be deemed to be a breach occurring in the State of New York by virtue of a failure to perform an act required to be performed in the State of New York and irrevocably and expressly agree to submit to the jurisdiction of the Federal District Court, Southern District of New York and if such court does not have proper jurisdiction, the State Courts of New York County, New York for the purpose of resolving any disputes among the parties relating to this Agreement or the transactions contemplated hereby. The parties irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, or any judgment entered by any court in respect hereof brought in New York County, New York, and further irrevocably waive any claim that any suit, action or proceeding brought in Federal District Court, Southern District of New York and if such court does not have proper jurisdiction, the State Courts of New York County, New York has been brought in an inconvenient forum. Each of the parties hereto consents to process being served in any such suit, action or proceeding, by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 9.5 shall affect or limit any right to serve process in any other manner permitted by law.

9.6  Successors and Assigns.    This Agreement is personal to each of the parties and may not be assigned without the written consent of the other parties; provided, however, that any of the Purchasers shall be permitted to assign this Agreement to any Person to whom it assigns or transfers securities issued or issuable pursuant to this Agreement. Any assignee must be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act.

9.7  Severability.    If any provision of this Agreement, or the application thereof, shall for any reason or to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances shall continue in full force and effect and in no way be affected, impaired or invalidated.

9.8  Entire Agreement.    This Agreement and the other agreements and instruments referenced herein constitute the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings.

9.9  Other Remedies.    Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law, or in equity on such party, and the exercise of any one remedy shall not preclude the exercise of any other.

9.10  Amendment and Waivers.    Subject to Section 5.12, any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the Seller and the holders of at least 75% in principal amount of outstanding Notes, and such waiver or amendment, as the case may be, shall be binding upon all Purchasers. The waiver by a party of any breach hereof or default in the performance hereof shall not be deemed to constitute a waiver of any other default or any succeeding breach or default. This Agreement may not be amended or supplemented by any party hereto except pursuant to a written amendment executed by the Seller and the holders of at least 75% in principal amount of outstanding Notes. No amendment shall be effected to impact a holder of Notes in a disproportionately adverse fashion without the consent of such individual holder of Notes.

9.11.  Termination.    This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Seller and the other Purchasers, by written notice to the Seller, or by Seller, with written notice to Purchasers, if the Closing has not been consummated on or before the tenth day following the date hereof; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

9.12  No Waiver.    The failure of any party to enforce any of the provisions hereof shall not be construed to be a waiver of the right of such party thereafter to enforce such provisions.

9.13  Construction of Agreement; Knowledge.    For purposes of this Agreement, the term “knowledge,” when used in reference to a corporation means the knowledge of the directors and executive officers of such corporation (including, if applicable, any person designated as a chief scientific, medical or technical officer) assuming such persons shall have made inquiry that is customary and appropriate under the circumstances to which reference is made, and when used in reference to an individual means the knowledge of such individual assuming the individual shall have made inquiry that is customary and appropriate under the circumstances to which reference is made.

9.14  Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon and all of which together shall constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as signatories. In the event that any signature is delivered by email or facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such email or facsimile signature page were an original thereof.

9.15  No Third Party Beneficiary.    Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the parties hereto and their respective heirs, personal representatives, legal representatives, successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

9.16  Waiver of Trial by Jury.    THE PARTIES HERETO IRREVOCABLY WAIVE TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

9.17  Each Purchaser acknowledges and agrees that it has been represented by its own separate legal counsel in their review and negotiation of this Agreement and with respect to the transactions contemplated hereby. For reasons of administrative convenience only, this Agreement has been prepared by Peter J. Weisman, P.C. (counsel for Tail Wind). Such counsel does not represent all of the Purchasers but only Tail Wind. The Company has elected to provide all Purchasers with the same terms and Agreement for the convenience of the Company and not because it was required or requested to do so by the Purchasers. The Company acknowledges that such procedure with respect to this Agreement in no way creates a presumption that the Purchasers are in any way acting in concert or as a group with respect to this Agreement or the transactions contemplated hereby or thereby.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SELLER:

LOCAL CORPORATION

By:	/s/ Kenneth S. Cragun
Name: Kenneth S. Cragun Title: CFO

PURCHASERS:

THE TAIL WIND FUND LTD.
By: CIM INVESTMENT MANAGEMENT LTD., as investment manager

By:	/s/ Daniel A. Nye
Name: Daniel A. Nye, CFA Title: Portfolio Manager

WOLVERINE FLAGSHIP FUND TRADING LIMITED

By:	/s/ Kenneth Nadel
Name: Kenneth Nadel Title: Chief Operating Officer

Schedule 1 to Convertible Note and Warrant Purchase Agreement dated as of April 10, 2013

Purchasers and Principal Amount of Notes and Warrants

Name, Address, Fax Number and Email of Purchaser	Copies of Notices to:	Closing
		Principal Amount of Notes	Common Stock Underlying Warrants[1]	Purchase Price
The Tail Wind Fund Ltd.
c/o CIM Investment Management Ltd. Attn: Daniel Nye 8 Waterloo Place, Fourth Floor London SW1Y 4BE, UK Fax: 011-44-207-468-7630 Email: d.nye@ciminvest.com	Peter J. Weisman, P.C. Two Rector Street Third Floor New York, NY 10006 Email: pweisman@pweisman.com	$2,500,000.00	373,134	$2,500,000.00

Wolverine Flagship Fund Trading Limited 175 West Jackson Blvd., 2nd Floor Chicago, IL 60604 Attn: Kenneth Nadel Email: knadel@wolvefunds.com	Michael Adelstein, Esq. Greenberg Traurig LLP 200 Park Ave New York New York 10166 Email: Adelsteinm@gtlaw.com Fax: (212) 805-9222 And to: John Ziegelman Ziegelman@wolvefunds.com	$2,500,000.00	373,134	$2,500,000.00

Totals:		$5,000,000.00	746,268	$5,000,000.00

1	Insert 30% of Purchase Price divided by Conversion Price (as set forth in the Notes).

ANNEX A

DEBTOR:	LOCAL CORPORATION

SECURED PARTIES:	THE TAIL WIND FUND LTD.
WOLVERINE FLAGSHIP FUND TRADING LIMITED

ANNEX A

COLLATERAL DESCRIPTION ATTACHMENT TO SECURITY AGREEMENT

CONTAINED IN ARTICLE VIII OF CONVERTIBLE NOTE AND WARRANT

PURCHASE AGREEMENT

All personal property of Local Corporation (herein referred to as “Debtor”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

(a) all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), financial assets, general intangibles (including without limitation all Patents, Trademarks, Copyrights, Intellectual Property Licenses, goodwill, payment intangibles and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records; and

(b) any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the New York Uniform Commercial Code, as amended or supplemented from time to time, including revised Article 9 of the Uniform Commercial Code-Secured Transactions.

As used herein, the following initially capitalized terms shall have the following meanings:

“Copyrights” means any and all copyrights and copyright registrations, including without limitation the copyright registrations and recordings listed on Schedule I attached hereto, if any, and (i) all reissues, continuations, extensions or renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, subject to payment to any co-owner of its, his or her share thereof, including without limitation payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (iii) the right to sue for past, present and future infringements thereof, and (iv) all of the Debtor’s rights corresponding thereto throughout the world.

“Intellectual Property Licenses” means any and all rights under or interest in any Patent, Trademark, Copyright or other intellectual property under a license agreement, whether verbal or in writing, regardless of whether Debtor is a licensee or licensor under any such license agreement, including without limitation all the intellectual property licenses listed on Schedule I attached hereto, if any, and also including without limitation software license agreements with any other party, and also including all of the Debtor’s rights corresponding to Debtor’s Intellectual Property Licenses throughout the world, but specifically excluding those licenses set forth on Schedule I and identified as “Excluded Licenses” and any amendments thereto, as well as any immaterial license agreements where debtor is the licensee and the grant of a security interest therein is prohibited without further action, where “immaterial” shall refer to license agreements which are not essential to the Seller’s operations as a whole and which do not constitute a material value to the Seller.

“Patents” means any and all patents and patent applications, including without limitation the patents and patent applications listed on Schedule I hereto and all continuations, divisionals, provisionals, continuations in part, or reissues of applications related to patents thereon, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, subject to payment to any co-owner or inventor of its, his or her share thereof, including without limitation payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements thereof, and (iv) all of the Debtor’s rights corresponding thereto throughout the world.

“Trademarks” means any and all trademarks, trade names, trade styles, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including without limitation the registered trademarks listed on Schedule I hereto, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, subject to payment to any co-owner of its, his or her share thereof, including without limitation payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of the Debtor’s business symbolized by the foregoing and connected therewith, and (v) all of the Debtor’s rights corresponding thereto throughout the world.

SCHEDULE I

Patents and Patent Applications

Owner*	Short Title	Country	Status	Application/ Issuance Number	Filing Date	Inventors

Local Corporation	Searches Assisted by Multi-Level Menus	US	Issued	7,062,453	08/31/2000	Heath B. Clarke

Local Corporation	Search Selections with Supplier Information	US	Issued	7,890,378	12/14/2005	Heath B. Clarke

Local.com Corporation	Rewarding User For Search Selections	US	Pending	12/985,277	01/05/2011	Heath B. Clarke

Local Corporation	Dynamic adjustment of Telephone Listings	US	Issued	7,596,218	05/30/2003	William A. Montemer

Local Corporation	Dynamic adjustment of Telephone Listings	US	Issued	8,306,208	08/07/2009	William A. Montemer

Local Corporation	Dynamic adjustment of Telephone Listings	US	Pending	13/669,870	11/06/2012	William A. Montemer

Local Corporation	Directory assistance using keywords	US	Issued	7,200,413	07/30/2003	William A. Montemer, Heath B. Clarke

Local Corporation	Bidding for directory assistance	US	Issued	7,715,857	03/23/2006	William A. Montemer, Heath B. Clarke

Local Corporation	Bidding for Directory Assistance	US	Issued	8,359,049	03/25/2010	William A. Montemer, Heath B. Clarke

Local Corporation	Using Rules to Influence Search Results	US	Pending	11/302,506	12/12/2005	William Bertovich, Stephen Ely, Heath B. Clarke

Local Corporation	Determining A Search Center	US	Pending	11/302,412	12/12/2005	William Bertovich, Stephen Ely

Local Corporation	Advertising based on Semantical Keywords	US	Pending	11/452,607	06/13/2006	Ian Harcourt Niles, Heath B. Clarke

Local Corporation	Bulk Web Domain Generation	US	Issued	8,312,125	03/12/2010	Adam Rioux

Local Corporation	Bulk Web Domain Generation	US	Pending	13/675,340	11/13/2012	Adam Rioux

Local Corporation	Geocoding related Webpages	US	Issued	7,231,405	01/10/2005	Sam Xia

Local Corporation	Indexing Found Geocodes with Webpages	US	Issued	7,822,705	06/11/2007	Sam Xia

Local Corporation	Indexing Found Geocodes with Webpages	US	Issued	8,176,082	09/22/2010	Sam Xia

Local Corporation	Search Engine Indexing Techniques	US	Pending	13/438,339	04/03/2012	Sam Xia

Owner*	Short Title	Country	Status	Application/ Issuance Number	Filing Date	Inventors

Local Corporation	Provision Of Localized Shopping Based On Geocodes	US	Issued	8,032,427	04/03/2007	Roger Spreen

Local Corporation	System for Providing Localized Shopping Information	US	Pending	13/238,489	09/21/2011	Roger Spreen

Local Corporation	Methods and Systems for Enhanced Directory Assistance Using Wireless Messaging Protocols	US	Pending	13/746,932	01/22/2013	William A. Montemer, Heath B. Clarke

*	The USPTO may not list Local Corporation as the recorded owner or assignee of all of the above patents. Instead, the owner or assignee of some of the patents may be listed as Interchange Corporation or Local.com Corporation. Local Corporation changed its name from Interchange Corporation to Local.com Corporation on October 26, 2006. Local Corporation changed its name from Local.com Corporation to Local Corporation on September 14, 2012. Additionally, certain patent applications may not list Local Corporation as the owner, whether using our current or past corporate names. However, Local Corporation maintains ownership of all of such patents because any patents not recorded in our name are “child patents” of “parent patents” for which we have validly executed patent assignments with the inventors.

Trademarks and Trademark Applications

Owner	Trademark	Country	Status	Application/ Serial Number	Filing Date	Issuance Date	Registration Number

Local Corporation	Local.com (text)	US	Live	77112902	2/21/2007	9/16/2008	3500667

Local Corporation	Local.com (design)	US	Live	77112860	2/21/2007	9/23/2008	3503576

Local Corporation	Local.com (design)	US	Live	85125594	9/9/2010	2/21/2012	4102997

Local Corporation	Local Connect	US	Live	77422846	3/14/2008	4/7/2009	3601313

Local Corporation	Local Promote	US	Live	77428756	3/21/2008	10/21/2008	3520012

Local Corporation	Local Premium	US	Live	85094751	7/8/2010	3/3/2012	4080890

Local Corporation	Pay Per Connect	US	Live	78494385	10/4/2004	6/13/2006	3105334

Local Corporation	ePilot	US	Live	78441832	6/24/2004	1/24/2006	3049162

Local Corporation	Paid Search Plus	US	Live	78420710	5/18/2004	12/6/2005	3023199

Local Corporation	Network Advantage	US	Live	78420701	5/18/2004	12/6/2005	3023198

Local Corporation	Keyword DNA	US	Live	78358415	1/27/2004	3/14/2006	3067433

Local Corporation	OCTANE360 (design)	US	Live	77905648	1/5/2010	8/3/2010	3828216

Local Corporation	Spreebird	US	Live	85261391	3/8/2011	12/6/2011	4068681

Local Corporation	Launch by Local	US	Live	85765742	10/29/2012	Pending	N/A

Intellectual Property Licenses

Local Corporation is licensee to an Amended and Restated Data Agreement, as amended, between itself and Acxiom Corporation dated October 31, 2007.

Local Corporation has LSN partners that license its US Patent No. 7,231,405 per the terms of Local Corporation’s agreement with such partners.

Local Corporation is licensee to the Pluck Services Agreement entered into by and between itself and Pluck Corporation on September 30, 2009.

Local Corporation is licensee to the Omniture Service Order, as amended, entered into by and between itself and Adobe Systems, Inc. on July 29, 2005.

Local Corporation has additional license agreements as licensee for products with Datameer, Inc., Zip Code Download, Urban Mapping, Inc., and Alias-I (LingPipe), and MaxMind, Inc.

Excluded Licenses

Local Corporation is licensee to a License Agreement by and between itself and Overture Services, Inc. dated October 17, 2005. The License Agreement is not material to the operations of Local Corporation and its subsidiaries.

ANNEX B

THE AGENT

1.  Appointment.    The Purchasers (all capitalized terms used herein and not otherwise defined shall have the respective meanings provided in the Convertible Note and Warrant Purchase Agreement to which this Annex B is attached (the “Agreement”)), by their acceptance of the benefits of the Agreement, hereby designate Tail Wind to act as the Purchasers’ agent with respect to all matters pertaining to the Collateral under the Agreement and under the Guaranty (“Agent”), including without limitation possession, perfection and foreclosure thereon. Each Purchaser shall be deemed irrevocably to authorize the Agent to take such action on its behalf under the provisions of the Agreement and any other Related Document and the Codes and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agent may perform any of its duties hereunder by or through its agents or employees.

2.  Nature of Duties.    The Agent shall have no duties or responsibilities except those expressly set forth in the Agreement. Neither the Agent nor any of its partners, members, shareholders, officers, directors, employees or agents shall be liable for any action taken or omitted by it as such under the Agreement or hereunder or in connection herewith or therewith, be responsible for the consequence of any oversight or error of judgment or answerable for any loss, unless caused solely by its or their gross negligence or willful misconduct as determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of the Agreement or any other Related Document a fiduciary relationship in respect of the Seller or any subsidiary thereof (“Debtors”) or any Purchaser; and nothing in the Agreement or any other Related Document, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of the Agreement or any other Related Document except as expressly set forth herein and therein.

3.  Lack of Reliance on the Agent.    Independently and without reliance upon the Agent, each Purchaser, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Company and its subsidiaries in connection with such Purchaser’s investment in the Debtors, the creation and continuance of the Obligations, the transactions contemplated by the Related Documents, and the taking or not taking of any action in connection therewith, and (ii) its own appraisal of the creditworthiness of the Company and its subsidiaries, and of the value of the Collateral from time to time, and the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Purchaser with any credit, market or other information with respect thereto, whether coming into its possession before any Obligations are incurred or at any time or times thereafter. The Agent shall not be responsible to the Debtors or any Purchaser for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith, or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectability, priority or sufficiency of the Agreement or any other Related Document, or for the financial condition of the Debtors or the value of any of the Collateral, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of the Agreement or any other Related Document, or the financial condition of the Debtors, or the value of any of the Collateral, or the existence or possible existence of any default or Event of Default under the Agreement, the Notes or any of the other Related Documents.

4.  Certain Rights of the Agent.    The Agent shall have the right to take any action with respect to the Collateral, on behalf of all of the Purchasers. To the extent practical, the Agent shall request instructions from the Purchasers with respect to any material act or action (including failure to act) in connection with the Agreement or any other Related Document, and shall be entitled to act or refrain from acting in accordance with the instructions of Purchasers holding a majority in principal amount of Notes (based on then-outstanding principal amounts of Notes at the time of any such determination); if such instructions are not provided despite the Agent’s request therefor, the Agent shall be entitled to refrain from such act or taking such action, and if such action is taken, shall be entitled to appropriate indemnification from the Purchasers in respect of actions to be taken by the Agent; and the Agent shall not incur liability to any person or entity by reason of so refraining. Without limiting the foregoing, (a) no Purchaser shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the terms of the Agreement or any other Related Document, and the Debtors shall have no right to question or challenge the authority of, or the instructions given to, the Agent pursuant to the foregoing, and (b) the Agent shall not be required to take any action which the Agent believes (i) could reasonably be expected to expose it to personal liability or (ii) is contrary to this Agreement, the Related Documents or applicable law.

5.  Reliance.    The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to the Agreement and the other Related Documents and its duties thereunder, upon advice of counsel selected by it, and upon all other matters pertaining to this Agreement and the other Related Documents and its duties thereunder, upon advice of other experts selected by it. Anything to the contrary notwithstanding, the Agent shall have no obligation whatsoever to any Purchaser to assure that the Collateral exists or is owned by the Debtors or is cared for, protected or insured or that the liens granted pursuant to the Agreement have been properly or sufficiently or lawfully created, perfected, or enforced or are entitled to any particular priority.

6.  Indemnification.    To the extent that the Agent is not reimbursed and indemnified by the Debtors, the Purchasers will jointly and severally reimburse and indemnify the Agent, in proportion to their initially purchased respective principal amounts of Notes, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in performing its duties hereunder or under the Agreement or any other Related Document, or in any way relating to or arising out of the Agreement or any other Related Document except for those determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction to have resulted solely from the Agent’s own gross negligence or willful misconduct. Prior to taking any action hereunder as Agent, the Agent may require each Purchaser to deposit with it sufficient sums as it determines in good faith is necessary to protect the Agent for costs and expenses associated with taking such action.

7.  Resignation by the Agent.

(a)  The Agent may resign from the performance of all its functions and duties under the Agreement and the other Related Documents at any time by giving 30 days’ prior written notice (as provided in the Agreement) to the Debtors and the Purchasers. Such resignation shall take effect upon the appointment of a successor Agent pursuant to clauses (b) and (c) below.

(b)  Upon any such notice of resignation, the Purchasers, acting by a majority-in-interest, shall appoint a successor Agent hereunder.

(c)  If a successor Agent shall not have been so appointed within said 30-day period, the Agent shall then appoint a successor Agent who shall serve as Agent until such time, if any, as the Purchasers appoint a successor Agent as provided above. If a successor Agent has not been appointed within such 30-day period, the Agent may petition any court of competent jurisdiction or may interplead the Debtors and the Purchasers in a proceeding for the appointment of a successor Agent, and all fees, including, but not limited to, extraordinary fees associated with the filing of interpleader and expenses associated therewith, shall be payable by the Debtors on demand.

(d)  Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations under the Agreement. After any retiring Agent’s resignation or removal hereunder as Agent, the provisions of the Agreement including this Annex B shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

8.  Rights with respect to Collateral.    Each Purchaser agrees with all other Purchasers and the Agent (i) that it shall not, and shall not attempt to, exercise any rights with respect to its security interest in the

Collateral, whether pursuant to any other agreement or otherwise (other than pursuant to this Agreement), or take or institute any action against the Agent or any of the other Purchasers in respect of the Collateral or its rights hereunder (other than any such action arising from the breach of this Agreement) and (ii) that such Purchaser has no other rights with respect to the Collateral other than as set forth in this Agreement and the other Related Documents.

Appendix C

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THIS NOTE DOES NOT REQUIRE PHYSICAL SURRENDER OF THE NOTE IN THE EVENT OF A PARTIAL REDEMPTION OR CONVERSION. AS A RESULT, FOLLOWING ANY REDEMPTION OR CONVERSION OF ANY PORTION OF THIS NOTE, THE OUTSTANDING PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE MAY BE LESS THAN THE PRINCIPAL AMOUNT AND ACCRUED INTEREST SET FORTH BELOW.

THIS NOTE IS SUBJECT TO THE TERMS OF THAT CERTAIN SUBORDINATION AGREEMENT DATED ON OR ABOUT THE DATE HEREOF BY AND BETWEEN THE HOLDER HEREOF AND SQUARE 1 BANK.

7% CONVERTIBLE NOTE

OF

LOCAL CORPORATION

Issuance Date: April , 2013	Original Principal Amount: $2,500,000

THIS NOTE (“Note”) is one of a duly authorized issue of Notes of LOCAL CORPORATION, INC., a corporation duly organized and existing under the laws of the State of Delaware (the “Company”), designated as the Company’s 7% Convertible Notes due on April     , 2015 (the “Maturity Date”) in an aggregate principal amount (when taken together with the original principal amounts of all other Notes) which does not exceed Five Million U.S. Dollars (U.S. $5,000,000) (the “Notes”).

FOR VALUE RECEIVED, the Company hereby promises to pay to the order of [                                        ] or its registered assigns or successors-in-interest (“Holder”) the principal sum of Two Million Five Hundred Thousand Dollars (U.S. $2,500,000.00), together with all accrued but unpaid interest thereon, if any, on the Maturity Date, to the extent such principal amount and interest has not been repaid or converted into the Company’s Common Stock, $0.00001 par value per share (the “Common Stock”), in accordance with the terms hereof. Interest on the unpaid principal balance hereof shall accrue at the rate of 7% per annum from the date of original issuance hereof (the “Issuance Date”) until the same becomes due and payable on the Maturity Date, or such earlier date upon acceleration or by conversion or redemption in accordance with the terms hereof or of the Purchase Agreement. Interest on this Note shall accrue daily commencing on the Issuance Date and shall be computed on the basis of a 360-day year, 30-day months and actual days elapsed and shall be payable in accordance with Section 1 hereof. Notwithstanding anything contained herein, this Note shall bear interest on the due and unpaid Principal Amount from and after the occurrence and during the continuance of an Event of Default pursuant to Section 4(a) at the rate (the “Default Rate”) equal to the lower of eighteen (18%) per annum or the highest rate permitted by law, until and unless such Event of Default has been cured. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs, then to unpaid interest and fees and any remaining amount to principal.

All payments of principal and interest on this Note shall be made in lawful money of the United States of America by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note or by Company check. This Note may not be prepaid in whole or in part except as otherwise provided herein. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day (as defined below), the same shall instead be due on the next succeeding day which is a Business Day.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement dated on or about the Issuance Date pursuant to which the Notes were originally issued (the “Purchase Agreement”). For purposes hereof the following terms shall have the meanings ascribed to them below:

“Alternate Conversion Price” means the lower of (a) the Conversion Price as in effect on the Conversion Date of the applicable Alternate Conversion and (b) 80% of the VWAP on the Trading Day immediately preceding the Conversion Date of the applicable Alternate Conversion.

“Bankruptcy Event” means any of the following events: (a) the Company or any subsidiary commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any subsidiary thereof; (b) there is commenced against the Company or any subsidiary any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Company or any subsidiary is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any subsidiary suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days; (e) the Company or any subsidiary makes a general assignment for the benefit of creditors; (f) the Company or any subsidiary fails to pay, or states that it is unable to pay or is unable to pay, its debts generally as they become due; (g) the Company or any subsidiary calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (h) the Company or any subsidiary, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the City of New York are authorized or required by law or executive order to remain closed.

“Change in Control Transaction” will be deemed to exist if (i) there occurs any consolidation, merger or other business combination of the Company with or into any other corporation or other entity or person (whether or not the Company is the surviving corporation), or any other corporate reorganization or transaction or series of related transactions in which in any of such events the voting stockholders of the Company prior to such event cease to own 50% or more of the voting power, or corresponding voting equity interests, of the surviving corporation after such event (including without limitation any “going private” transaction under Rule 13e-3 promulgated pursuant to the Exchange Act or tender offer by the Company under Rule 13e-4 promulgated pursuant to the Exchange Act for 20% or more of the Company’s Common Stock), (ii) any person (as defined in Section 13(d) of the Exchange Act) but excluding Holder, together with its affiliates and associates (as such terms are defined in Rule 405 under the Act), beneficially owns or is deemed to beneficially own (as described in Rule 13d-3 under the Exchange Act without regard to the 60-day exercise period) in excess of 35% of the Company’s voting power, (iii) there is a replacement of more than one-half of the members of the Company’s Board of Directors which is not approved by those individuals who are members of the Company’s Board of Directors on the date thereof, (iv) in one or a series of related transactions, there is a sale or transfer of all or substantially all of the assets of the Company, determined on a consolidated basis, or (v) the Company enters into any agreement providing for an event set forth in (i), (ii), (iii) or (iv) above.

“Conversion Amount” means the sum of (x) the portion of the principal amount to be converted, redeemed or otherwise with respect to which this determination is being made, (y) all accrued and unpaid interest with respect to such portion of the principal amount and any accrued and unpaid late charges with respect to such portion of such principal amount and such interest and (z) solely with respect to any Alternate Conversion (as defined herein), the applicable Make-Whole Amount.

“Conversion Ratio” means, at any time, a fraction, of which the numerator is the entire outstanding Principal Amount of this Note (or such portion thereof that is being redeemed or repurchased), and of which the denominator is the Conversion Price as of the date such ratio is being determined.

“Conversion Price” shall equal $2.01 (which Conversion Price shall be subject to adjustment as set forth herein).

“Convertible Securities” means any convertible securities, warrants, options or other rights to subscribe for or to purchase or exchange for, shares of Common Stock.

“Effective Date” means the date on which a Registration Statement covering all the Underlying Shares and other Registrable Securities (as defined in the Investor Rights Agreement) is declared effective by the SEC.

“Eligible Market” means the Nasdaq Stock Market, the New York Stock Exchange or the American Stock Exchange.

“Equity Conditions” means, during the period in question, (i) the Company shall not have failed to duly honor all conversions and redemptions scheduled to occur or occurring by virtue of one or more Conversion Notices of the Holder in the timeframes allowed for such conversions and redemptions, if any, (ii) the Company shall have paid all liquidated damages and other amounts then-owing to the Holder in respect of this Note, if any, (iii) all of the shares of Common Stock issued or issuable pursuant to the Notes may be sold by the Holder pursuant to either (a) clause (i) or (ii) of Section (b)(1) of Rule 144 and, with respect to such clause (i), the Company has been subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act for the then preceding 90 days and has filed all reports required to be filed thereunder during the then preceding 12 months (or such shorter period that the Company was required to file such reports) or (b) an effective Registration Statement (and the Company believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future), (iv) the Common Stock is trading on an Eligible Market and, if applicable, all of the shares issuable pursuant to the Notes are listed or quoted for trading on the Principal Market, (v) there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for the issuance of all of the shares issuable pursuant to the Notes, (vi) there is no existing Event of Default or no existing event which, with the passage of time or the giving of notice, would constitute an Event of Default, (vii) the issuance of the shares in question to the Holder would not violate the limitations set forth in Section 3(i) below, (viii) if the Company has previously publicly announced a pending or proposed Change in Control Transaction, such transaction was consummated prior to such period, (ix) the Holder is not in possession of any information provided by the Company that constitutes, or may constitute, material non-public information, (x) there has been no Bankruptcy Event, (xi) the Company is not insolvent, and (xii) the average closing price per share of Common Stock on the Trading Market for such period shall be greater than $1.00 (as appropriately and equitably adjusted for stock splits, stock dividends, reverse stock splits and similar events) and the average daily trading volume shall be greater than $25,000 on the Trading Market.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Indebtedness” of any person or entity means (a) all indebtedness for borrowed money, including without limitation in connection with any mortgage, credit agreement or other credit facility, indenture agreement, factoring agreement or other similar instrument, (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, except for trade payables entered into in the ordinary course of business, (c) all obligations in respect of letters of credit, surety bonds, bankers acceptances or similar instruments (including without limitation all reimbursement or payment obligations with respect thereto), (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including without limitation obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even if the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (f) all monetary obligations under any leasing or similar arrangement which is classified as a “capital lease” under GAAP (or IFRS if the Company is a foreign issuer) in excess of $25,000, and (g) all contingent obligations in respect of Indebtedness of others of the kinds referred to in clauses (a) through (f) above.

“Lien” means a lien, charge, security interest, mortgage, encumbrance, pledge or hypothecation.

“Make-Whole Amount” means, with respect to any Alternate Conversion, if as of the time the applicable Conversion Notice is delivered to the Company the Holder is entitled to receive a cash payment under any of the other Transaction Documents, at the option of the Holder delivered in writing to the Company, all, or any part, of such cash payment as specified by the Holder in such Conversion Notice (which, upon the consummation of such

Alternate Conversion in accordance herewith, shall satisfy the Company’s payment obligation under such other Transaction Document with respect to such portion of such cash payment converted pursuant to such Alternate Conversion).

“Market Price” shall equal the lesser of (a) the closing sale price of the Common Stock on the Trading Market on the Trading Day before the date on which the Market Price is being determined (“Determination Date”) and (b) the average of the daily VWAPs over the Pricing Period, where the “Pricing Period” equals the twenty (20) consecutive Trading Days immediately preceding the Determination Date.

“MFN Transaction” shall mean a transaction in which the Company issues or sells any securities in a capital raising transaction or series of related transactions (the “MFN Offering”) which grants to the investor (the “MFN Investor”) the right to receive additional securities based upon future capital raising transactions of the Company on terms more favorable than those granted to the MFN Investor in the MFN Offering.

“Obligations” means, in addition to all other costs and expenses of collection incurred by Purchasers in enforcing any of such Obligations, all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing, of the Company or Guarantors to the Holders of Notes, including without limitation all obligations under the Transaction Documents, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from any of the Purchasers as a preference, fraudulent transfer or otherwise, as such obligations may be amended, supplemented, converted, extended or modified from time to time. Without limiting the generality of the foregoing, the term “Obligations” shall include without limitation: (i) principal of, and interest on, the Notes and the loans extended pursuant thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Company or Guarantors from time to time under or in connection with the Transaction Documents; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving Company or Guarantors.

“Payment Date” shall mean January 1st, April 1st, July 1st, and October 1st of each year, provided that if any such day is not a Trading Day, then such Payment Date shall mean the next succeeding day which is a Trading Day.

“Permitted Indebtedness” means any Indebtedness of the Company or any Subsidiary (a) evidenced by any of the Notes; (b) consisting of capitalized lease obligations and purchase money indebtedness of up to $25,000 in the aggregate, incurred in connection with the acquisition of capital assets, capital lease obligations or sale-leaseback arrangements, with respect to newly acquired or leased assets, provided that in each case such obligations are not secured by liens on any assets of the Company or any Subsidiary other than the assets so acquired or leased, (c) that is unsecured, is made expressly subordinate in right of payment to the indebtedness evidenced by the Notes pursuant to a written subordination agreement that is reasonably acceptable to all the Holders of Notes, and does not provide at any time for the payment, prepayment, repayment, repurchase or defeasance, directly or indirectly, of any principal or premium thereon (if any) until at least ninety-one (91) days after the Maturity Date nor provide total interest and fees at a rate in excess of the effective interest rate and fees under the Notes, (d) related to trade payables incurred in the ordinary course of the Company’s or its Subsidiaries’ business or credit card debt associated with the payment of the foregoing; or (e) incurred pursuant to the Company’s existing credit financing facility with Square 1 Bank, including all amendments thereto and conversions contemplated thereby, as disclosed in the Recent Reports, including any extensions, refinancings and renewals thereof, provided that (i) the terms of any such indebtedness have not been changed in a manner substantially adverse to either the Company or the Holder from the terms existing on the date hereof, provided that no actions currently contemplated under the existing credit financing facility with Square 1 Bank and previously publicly disclosed, including all amendments thereto and conversions contemplated thereby in connection therewith, shall be deemed substantially adverse to Company or the Holder, and (ii) the aggregate amount outstanding under such facility, whether as principal, interest, expenses or otherwise, shall not exceed $15 million in the aggregate (“Square 1 Facility”).

“Permitted Liens” means (a) any Lien incurred pursuant to the Square 1 Facility, and (b) one or more Liens, which in the aggregate do not exceed $25,000 in collateral, (i) upon or in any property or equipment acquired or held by the Company or any of its Subsidiaries to secure the purchase price of such property or equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such property or equipment, or (ii) existing on such property or equipment at the time of its acquisition, provided that the Lien is confined solely to the property or equipment so acquired and improvements thereon and the proceeds of such property or equipment to the extent of such indebtedness.

“Per Share Selling Price” shall include the amount actually paid by third parties for each share of Common Stock in a sale or issuance by the Company, after the deduction of all expenses incurred in connection therewith. In the event a fee is paid by the Company in connection with such transaction directly or indirectly to any individual or entity, any such fee shall be deducted from the selling price pro rata to all shares sold in the transaction to arrive at the Per Share Selling Price. A sale of shares of Common Stock shall include the sale or issuance of Convertible Securities, and in such circumstances the Per Share Selling Price of the Common Stock covered thereby shall also include the exercise, exchange or conversion price thereof (in addition to the consideration received by the Company upon such sale or issuance less the fee amount as provided above). In case of any such security issued in a transaction in which the purchase price or the conversion, exchange or exercise price is directly or indirectly subject to adjustment or reset based on a future date, future trading prices of the Common Stock, specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, or otherwise (but excluding standard stock split anti-dilution provisions or weighted-average anti-dilution provisions similar to that set forth herein, provided that any actual reduction of such price under any such security pursuant to such weighted-average anti-dilution provision shall be included and cause an adjustment hereunder), the Per Share Selling Price shall be deemed to be the lowest conversion, exchange, exercise or reset price at which such securities are converted, exchanged, exercised or reset or might have been converted, exchanged, exercised or reset, or the lowest adjustment which actually occurs, as the case may be, over the life of such securities. If shares are issued for a consideration other than cash, the Per Share Selling Price shall be the fair value of such consideration as determined in good faith by independent certified public accountants mutually acceptable to the Company and the Holder. In the event the Company directly or indirectly effectively reduces the conversion, exercise or exchange price for any Convertible Securities which are currently outstanding, then the Per Share Selling Price shall equal such effectively reduced conversion, exercise or exchange price.

“Principal Amount” shall refer to the sum of (i) the original principal amount of this Note, (ii) all accrued but unpaid interest hereunder, and (iii) any default payments owing under the Agreements but not previously paid or added to the Principal Amount.

“Principal Market” shall mean the Nasdaq Stock Market or such other principal market or exchange on which the Common Stock is then listed for trading.

“Registration Statement” shall have the meaning set forth in the Investor Rights Agreement.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Square 1” means Square 1 Bank.

“Square 1 Facility” shall have the meaning set forth in the definition of Permitted Indebtedness.

“Square 1 Loan Documents” means the agreements and documents entered into and delivered between Square 1 and the Company (including its subsidiaries) in connection with the Square 1 Facility.

“Trading Day” shall mean a day on which there is trading on the Principal Market.

“Transaction Documents” means the Purchase Agreement, the Investor Rights Agreement, the Notes, the Warrants, the Guarantee and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith.

“Underlying Shares” means the shares of Common Stock into which the Notes are convertible (including interest or principal payments in Common Stock as set forth herein) in accordance with the terms hereof and the Purchase Agreement.

“Variable Rate Transaction” shall mean a transaction in which the Company issues or sells, or agrees to issue or sell (a) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of, Common Stock either (x) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such debt or equity securities, (y) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (but excluding standard stock split anti-dilution provisions), or (z) under a warrant exercisable for a number of shares based upon and/or varying with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such warrant, or (b) any securities of the Company pursuant to an “equity line” structure which provides for the sale, from time to time, of securities of the Company which are registered for sale or resale pursuant to the Securities Act (which for the purpose of this definition shall include a sale of the Company’s securities “off the shelf” in a registered offering, whether or not such offering is underwritten).

“VWAP” shall mean the daily dollar volume-weighted average sale price for the Common Stock on the Principal Market on any particular Trading Day during the period beginning at 9:30 a.m., New York City Time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00 p.m., New York City Time (or such other time as the Principal Market publicly announces is the official close of trading), as reported by Bloomberg through its “Volume at Price” functions or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30 a.m., New York City Time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00 p.m., New York City Time (or such other time as the Principal Market publicly announces is the official close of trading), as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported by the OTC Markets. If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the holders of at least a majority of the aggregate Principal Amount outstanding under the Notes. All such determinations of VWAP shall to be appropriately and equitably adjusted in accordance with the provisions set forth herein for any stock dividend, stock split, stock combination or other similar transaction occurring during any period used to determine the Conversion Price or Market Price (or other period utilizing VWAPs).

The following terms and conditions shall apply to this Note:

Section 1. Payments of Principal and Interest.

(a)  Interest Only Payments.    Subject to the terms hereof, on each Payment Date and on the Maturity Date, the Company shall pay to the Holder all interest accrued to date on the entire Principal Amount of this Note (“Interest Amount”), in either cash or in shares of Common Stock at the Company’s option, in accordance with this Section 1.

(i)  Cash or Common Stock.    Subject to the terms hereof, the Company shall either (i) pay the Interest Amount in full in cash on each Payment Date or (ii) issue shares of Common Stock in satisfaction of such Interest Amount in accordance with the terms hereof, at the Company’s option. Prior to each Payment Date the Company shall deliver to all the holders of Notes a written irrevocable notice electing to pay such Interest Amount in cash or Common Stock or a combination of both on such Payment Date. Such notice shall be delivered at least ten (10) Trading Days prior to the applicable Payment Date but no more than twenty (20) days prior to such Payment Date. If such notice is not delivered within the prescribed period set forth in the preceding sentence, then the Interest Amount shall be paid in Common Stock (subject to subsection (ii) below). If the Company elects to pay any Interest Amount in cash on a Payment Date, then on such date the Company shall pay to the Holder an amount equal to the Interest Amount due in satisfaction of such obligation. If the Company elects to pay such Interest Amount in shares of Common Stock, the number of such shares to be issued for such Payment Date shall be the number determined by dividing (x) the Interest Amount due, by (y) 93% of the Market Price determined as of the applicable Payment Date. Such shares shall be issued and delivered within three (3) Trading Days following such Payment Date and shall be duly authorized, validly issued, fully paid, non-assessable and free and clear of all encumbrances, restrictions and legends. If any Holder does not receive the requisite number of shares of Common Stock in the form required above within such three Trading Day period, the Holder shall have the option of either (a) requiring the Company to issue and deliver all or a portion of such shares or (b) canceling such election to pay in Common Stock (in whole or in part), in which case the Company shall immediately pay in cash the Interest Amount due hereunder or such portion as the Holder specifies is to be paid in cash instead of being converted. Except as otherwise provided in this Section 1, all holders of Notes must be treated equally with respect to such payment of Interest Amounts. Any payment of the Interest Amount hereunder in shares of Common Stock pursuant to the terms hereof shall constitute and be deemed a conversion of such portion of the Principal Amount of this Note for all purposes under this Note (except that such conversion shall be at the rate set forth above and except as otherwise provided herein).

(ii)  Limitations to Payment in Common Stock.    Notwithstanding anything to the contrary herein, the Company shall be prohibited from exercising its right to pay any Interest Amount hereunder in shares of Common Stock (and must deliver cash in respect thereof) on the applicable Payment Date (1) if at any time within ten (10) Trading Days prior to the Payment Date any of the Equity Conditions fails to be satisfied or an Event of Default hereunder exists or occurs, unless otherwise waived in writing by the Holder in whole or in part at the Holder’s option, and (2) to the extent, and only to the extent, that such issuance of shares of Common Stock would result in the Holder hereof exceeding the limitations contained in Sections 3(i) and 3(k) below.

(b)  No deduction, withholding or offset.    Any payment by the Company to the Holder hereunder, whether for principal, interest or otherwise, shall not be subject to any deduction, withholding or offset for any reason whatsoever except to the extent required by law, and the Company represents that to its best knowledge no deduction, withholding or offset is so required for any tax or any other reason.

Section 2. Senior Debt. So long as this Note remains outstanding, the Company shall not, and shall not permit any Subsidiary (whether or not a Subsidiary on the Closing Date) to, directly or indirectly:

(a)  Other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer or permit to exist any Indebtedness of any kind; or

(b)  Other than Permitted Liens, enter into, create, incur, assume or suffer or permit to exist any Liens of any kind on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom.

Section 3. Conversion.

(a)  Conversion Right. Subject to the terms hereof and restrictions and limitations contained herein, the Holder shall have the right, at such Holder’s option, at any time and from time to time, to convert the outstanding Principal Amount under this Note in whole or in part by delivering to the Company a fully executed notice of conversion in the form of conversion notice attached hereto as Exhibit A (the “Conversion Notice”), which may be transmitted by email or facsimile. Notwithstanding anything to the contrary herein, this Note and the outstanding Principal Amount hereunder shall not be convertible into Common Stock to the extent that such conversion would result in the Holder hereof exceeding the limitations contained in, or otherwise violating the provisions of, Sections 3(i) or 3(k) below.

(b)  Common Stock Issuance upon Conversion.

(i)   Conversion Date Procedures.     Upon conversion of this Note pursuant to Section 3(a) above, the outstanding Principal Amount hereunder shall be converted into such number of fully paid, validly issued and non-assessable shares of Common Stock, free of any liens, claims and encumbrances, as is determined by dividing the Conversion Amount elected to be converted by the then applicable Conversion Price, provided that so long as any Event of Default has occurred and is continuing hereunder, the Holder may convert this Note using the Alternate Conversion Price instead of such Conversion Price for all purposes hereunder by designating in the Conversion Notice delivered pursuant to Section 3(a) that the Holder is electing to use the Alternate Conversion Price for such conversion (each an “Alternative Conversion”). The date of any Conversion Notice hereunder and any Payment Date shall be referred to herein as the “Conversion Date”. If a conversion under this Note cannot be effected in full for any reason, or if the Holder is converting less than all of the outstanding Principal Amount hereunder pursuant to a Conversion Notice, the Company shall promptly deliver to the Holder (but no later than five Trading Days after the Conversion Date) a Note for such outstanding Principal Amount as has not been converted if this Note has been surrendered to the Company for partial conversion. The Holder shall not be required to physically surrender this Note to the Company upon any conversion or hereunder unless the full outstanding Principal Amount represented by this Note is being converted or repaid. The Holder and the Company shall maintain records showing the outstanding Principal Amount so converted and repaid and the dates of such conversions or repayments or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon each such conversion or repayment.

(ii)  Stock Certificates or DWAC.    The Company will deliver to the Holder not later than three (3) Trading Days after the Conversion Date, a certificate or certificates (which shall be free of restrictive legends and trading restrictions if a Registration Statement has been declared effective covering such shares or such shares may be resold pursuant to Rule 144), representing the number of shares of Common Stock being acquired upon the conversion of this Note. In lieu of delivering physical certificates representing the shares of Common Stock issuable upon conversion of this Note, provided the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer (“FAST”) program, upon request of the Holder, the Company shall use commercially reasonable efforts to cause its transfer agent to electronically transmit such shares issuable upon conversion to the Holder (or its designee), by crediting the account of the Holder’s (or such designee’s) prime broker with DTC through its Deposit Withdrawal at Custodian system (provided that the same time periods herein as for stock certificates shall apply). If in the case of any conversion hereunder, such certificate or certificates are not delivered to or as directed by the Holder by the third Trading Day after the Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return this Note tendered for conversion. If the Company fails to deliver to the Holder such certificate or certificates (or shares through DTC) pursuant to this Section 3(b) (free of any restrictions on transfer or legends, if such shares have been registered) in accordance herewith, prior to the sixth Trading Day after the Conversion Date, the Company shall pay to the Holder, in cash, an amount equal to 1% of the Principal Amount per month.

(c) Conversion Price Adjustments.

(i)  Stock Dividends, Splits and Combinations.    If the Company or any of its subsidiaries, at any time while the Notes are outstanding (A) shall pay a stock dividend or otherwise make a distribution or distributions on any equity securities (including instruments or securities convertible into or exchangeable for such equity securities) in shares of Common Stock, (B) subdivide outstanding Common Stock into a larger number of shares, or (C) combine outstanding Common Stock into a smaller number of shares, then each Affected Conversion Price (as defined below) shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 3(c)(i) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

As used herein, the Affected Conversion Prices (each an “Affected Conversion Price”) shall refer to: (i) the Conversion Price; and (ii) each reported VWAP occurring on any Trading Day included in the period used for determining the Market Price or Conversion Price, as the case may be, which Trading Day occurred before the record date in the case of events referred to in clause (A) of this subparagraph 3(c)(i) and before the effective date in the case of the events referred to in clauses (B) and (C) of this subparagraph 3(c)(i).

(ii)  Distributions.    If the Company or any of its subsidiaries, at any time while the Notes are outstanding, shall distribute to all holders of Common Stock evidences of its indebtedness or assets or cash or rights or warrants to subscribe for or purchase any security of the Company or any of its subsidiaries (excluding those referred to in Section 3(c)(i) above), then concurrently with such distributions to holders of Common Stock in each such case the Conversion Price shall be adjusted by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets, rights or evidence of indebtedness so distributed applicable to one (1) outstanding share of the Common Stock as determined in good faith by the Company and a majority-in-interest of Holders of Notes. In either case the adjustments shall be described in a statement delivered to the Holder describing the portion of assets, rights or evidences of indebtedness so distributed or such subscription rights applicable to one (1) share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above. If the Company and Holders of Notes are unable to agree upon the determination of the fair market value of such assets, rights or evidence of indebtedness so distributed, then the Company shall promptly submit (via email or facsimile) such disputed determination or calculation to a reputable investment bank or valuation company which shall be independent of all parties and selected jointly by the Company and a majority-in-interest of Holders of Notes. Alternatively, at the option of the Holder, in lieu of the adjustment provided for in this subsection (ii) the Holder may elect to receive, concurrently with such distributions to holders of Common Stock, the amount of such indebtedness, assets, cash or rights or warrants which the Holder would have received had this Note been converted into Common Stock at the lower of the Conversion Price and the VWAP immediately prior to the record date for such distribution.

(iii) Common Stock Issuances. In the event that the Company or any of its subsidiaries (A) issues or sells any Common Stock or Convertible Securities, or (B) directly or indirectly effectively reduces the conversion, exercise or exchange price for any Convertible Securities which are currently outstanding (other than pursuant to terms existing on the date hereof), at or to an effective Per Share Selling Price which is less than the greater of (I) the closing sale price per share of the Common Stock on the principal market on which the Common Stock is traded the Trading Day of such issue or sale or, in the case of issuances to holders of its Common Stock, the date fixed for the determination of stockholders entitled to receive such warrants, rights, or options (“Fair Market Price”), or (II) the Conversion Price, then in each such case the Conversion Price in effect immediately prior to such issue or sale or record date, as applicable, shall be automatically reduced effective concurrently with such issue or sale to an amount determined by multiplying the Conversion Price then in effect by a fraction, (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for such additional shares would purchase at such Fair Market Price or Conversion Price, as the case may be, and (y) the denominator of which shall be the number of shares of Common Stock of the Company outstanding immediately after such issue or sale.

The foregoing provision shall not apply to any issuances or sales of Common Stock or Convertible Securities (i) pursuant to the Transaction Documents, (ii) pursuant to any Convertible Securities currently outstanding on the date hereof in accordance with the terms of such Convertible Securities in effect on the date hereof, or (iii) to any officer, director, employee or consultant of the Company pursuant to a bona fide option or equity incentive plan duly adopted by the Company’s Board of Directors and stockholders. The Company shall give to the each Holder of Notes written notice of any such sale of Common Stock within 48 hours of the closing of any such sale and shall within such 48 hour period issue a press release announcing such sale if such sale is a material event for, or otherwise material to, the Company.

For the purposes of the foregoing adjustments, in the case of the issuance of any Convertible Securities, the maximum number of shares of Common Stock issuable upon exercise, exchange or conversion of such Convertible Securities shall be deemed to be outstanding.

For purposes of this Section 3(c)(iii), if an event occurs that triggers more than one of the above adjustment provisions, then only one adjustment shall be made and the calculation method which yields the greatest downward adjustment in the Conversion Price shall be used.

(iv)  Rounding of Adjustments.    All calculations under this Section 3 or Section 1 shall be made to the nearest 4 decimal places or the nearest 1/100th of a share, as the case may be.

(v)  Notice of Adjustments.    Whenever any Affected Conversion Price is adjusted pursuant to Section 3(c)(i), (ii) or (iii) above, the Company shall promptly deliver to each holder of the Notes, a notice setting forth the Affected Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, provided that any failure to so provide such notice shall not affect the automatic adjustment hereunder.

(vi)  Change in Control Transactions.    In case of any Change in Control Transaction, the Holder shall have the right thereafter to, at its option, (A) convert this Note, in whole or in part, at the lower of the Conversion Price and the then applicable Market Price into the shares of stock and other securities, cash and/or property receivable upon or deemed to be held by holders of Common Stock following such Change in Control Transaction, and the Holder shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Company into which this Note could have been converted immediately prior to such Change in Control Transaction would have been entitled if such conversion were permitted, subject to such further applicable adjustments set forth in this Section 3 or (B) require the Company or its successor to redeem this Note, in whole or in part, at a redemption price equal to the greater of (i) 120% of the outstanding Principal Amount being redeemed and (ii) the product of (x) the average of the Fair Market Price for the five (5) Trading Days immediately preceding the Holder’s election to have its Notes redeemed and (y) the Conversion Ratio. The terms of any such Change in Control Transaction shall include such terms so as to continue to give to the Holders the right to receive the amount of securities, cash and/or property upon any conversion or redemption following such Change in Control Transaction to which a holder of the number of shares of Common Stock deliverable upon such conversion would have been entitled in such Change in Control Transaction, and interest payable hereunder shall be in cash or such new securities and/or property, at the Holder’s option. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

(vii)  Notice of Certain Events.    If:

A.	the Company shall declare a dividend (or any other distribution) on its Common Stock; or

B.	the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

C.	the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

D.	the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share of exchange whereby the Common Stock is converted into other securities, cash or property; or

E. t	he Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Note, and shall cause to be mailed to the Holder at its last address as it shall appear upon the books of the Company, on or prior to the date notice to the Company’s stockholders generally is given, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange.

(d)  Reservation and Issuance of Underlying Securities. Subject at all times to the limitations provided for in Section 3(k), the Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of this Note (including repayments in stock), free from preemptive rights or any other actual contingent purchase rights of persons other than the holders of the Notes, not less than such number of shares of Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments under this Section 3 but without regard to any ownership limitations contained herein) upon the conversion of this Note hereunder in Common Stock (including repayments in stock). The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid, and nonassessable, and, after the date which is six (6) months following the Closing Date, freely tradeable.

(e)  No Fractions. Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the closing price of a share of Common Stock at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

(f)  Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the conversion of this Note (including repayment in stock) shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder, this Note when surrendered for conversion shall be accompanied by an assignment form; and provided further, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any such transfer.

(g)  Cancellation. After all of the Principal Amount (including accrued but unpaid interest and default payments at any time owed on this Note) have been paid in full or converted into Common Stock, this Note shall automatically be deemed canceled and the Holder shall promptly surrender the Note to the Company at the Company’s principal executive offices.

(h)  Notices Procedures. Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Conversion Notice, shall be in writing and delivered personally, by confirmed facsimile, or by a nationally recognized overnight courier service to the Company at the facsimile telephone number or address of the principal place of business of the Company as set forth in the Purchase Agreement. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, or by a nationally recognized overnight courier service addressed to the Holder at the facsimile telephone number or address of the Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed delivered (i) upon receipt, when delivered personally, (ii) when sent by facsimile, upon receipt if received on a Business Day prior to 5:00 p.m. (Eastern Time), or on the first Business Day following such receipt if received on a Business Day after 5:00 p.m. (Eastern Time) or (iii) upon receipt, when deposited with a nationally recognized overnight courier service.

(i)  Conversion Limitation. (i) Beneficial Ownership. Notwithstanding anything to the contrary contained in this Note, this Note shall not be convertible by the Holder, and the Company shall not effect any conversion of this Note or otherwise issue any shares of Common Stock pursuant hereto, to the extent (but only to the extent) that after giving effect to such conversion or other share issuance hereunder the Holder (together with its affiliates) would beneficially own in excess of the Maximum Percentage (as defined and specified below) of the Common Stock (“Beneficial Ownership Limitation”). To the extent the above limitation applies, the determination of whether this Note shall be convertible (vis-à-vis other convertible, exercisable or exchangeable securities owned by the Holder or any of its affiliates) and of which such securities shall be convertible, exercisable or exchangeable (as among all such securities owned by the Holder and its affiliates) shall, subject to such Beneficial Ownership Limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). No prior inability to convert this Note, or to issue shares of Common Stock, pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of convertibility. For purposes of this paragraph, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. The provisions of this paragraph shall be implemented in a manner otherwise than in strict conformity with the terms of this paragraph to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Beneficial Ownership Limitation. The limitations contained in this paragraph shall apply to a successor Holder of this Note. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) business day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Stock, including, without limitation, pursuant to this Note or securities issued pursuant to the Purchase Agreement. The Maximum Percentage shall equal     %1. [Investor 2 Insert Only: The holders of Common Stock shall be third party beneficiaries of this paragraph and the Company may not waive this paragraph without the consent of holders of a majority of its Common Stock.] [Investor 1 Insert Only: By written notice to the Company, at any time the Holder may decrease the Maximum Percentage to any other percentage specified in such notice, provided that any such decrease will not be below 4.9%.]

(j)  Forced Conversion. Notwithstanding anything contained herein to the contrary and subject to the terms hereof, if the VWAP for each of ninety (90) consecutive Trading Days (such 90-Trading Day period being the “Threshold Period”) exceeds 200% of the then applicable Conversion Price, then the Company may, within three (3) Trading Days after the end of any such Threshold Period, deliver a written notice (“Forced Conversion Notice”) to the Holder to cause the Holder to convert all or part of the then outstanding principal amount of this Note as specified in such Forced Conversion Notice at the Conversion Price then in effect (“Forced Conversion”) on or prior to the fifteenth (15th) Trading Day following the Holder’s receipt of such Forced Conversion Notice (such date, the “Forced Conversion Date”). The Company may not deliver a Forced Conversion Notice, and any Forced Conversion Notice delivered by the Company shall not be effective, unless all Equity Conditions are satisfied on each Trading Day occurring during the applicable Threshold Period through and including the later of the Forced Conversion Date and the Trading Day after the date such Underlying Shares pursuant to such conversion are delivered to the Holder. Any Forced Conversion shall be applied ratably to all Holders of Notes based on their original principal amount of Notes, provided that any voluntary conversions by a Holder shall be applied against the Holder’s pro rata allocation, thereby decreasing the aggregate amount forcibly converted hereunder if only a portion of this Note is forcibly converted. For clarification purposes, a Forced Conversion shall be subject to all of the provisions of this Section, including without limitation the provision requiring payment of liquidated damages and limitations on conversions.

(k)  Overall Limit on Common Stock Issuable. Notwithstanding anything herein or in the other Notes or in the Warrants issuable pursuant to the Purchase Agreement to the contrary, if the Company has not obtained Shareholder Approval (as defined below), then the Company may not issue, upon conversion of the Notes, a number of shares of Common Stock in excess of the amount of shares of Common Stock which may be issued upon conversion of the Notes and exercise of the Warrants (the “Issuable Maximum”) without causing the Company to breach its obligations under the rules or regulations of the Nasdaq Stock Market (including without limitation Section 5635(d) of the NASDAQ Stock Market Rules). Each Holder of Notes shall be entitled to a portion of the Issuable Maximum equal to the quotient obtained by dividing (x) the aggregate principal amount of the Notes issued and sold to such Holder by (y) the aggregate principal amount of all Notes issued and sold by the Company. If any Holder shall no longer hold any Notes, then such Holder’s remaining portion of the Issuable Maximum, if any, shall be reallocated pro-rata among the other Holders. “Shareholder Approval” means approval by the shareholders of the Company, in accordance with the applicable rules and regulations of the Nasdaq Stock Market (including without limitation Section 5635(e) of the NASDAQ Stock Market Rules) and Delaware corporate law, of the transactions contemplated by the Purchase Agreement and the Notes and the

1 Insert 9.9% for Investor 1 and 4.9% for Investor 2.

Warrants, including without limitation the issuance of all of the Underlying Shares under the Notes and the Warrant Shares under the Warrants in excess of the Issuable Maximum. To the extent any portion of the Principal Amount of Notes is not convertible due to the Issuable Maximum, such portion shall bear interest at the Default Rate, and the Company shall promptly seek Shareholder Approval and recommend such Shareholder Approval to its shareholders.

Section 4. Defaults and Remedies.

(a)  Events of Default. An “Event of Default” is: (i) a default in payment of any amount due hereunder which default continues for more than 5 Business Days after the due date thereof; (ii) a default in the timely issuance of Underlying Shares upon and in accordance with terms hereof, which default continues for five Business Days after the Company has received written notice informing the Company that it has failed to issue shares or deliver stock certificates within the fifth day following the Conversion Date; (iii) failure by the Company for fifteen (15) days after written notice has been received by the Company to comply with any material provision of any of the Notes, the Purchase Agreement or the Investor Rights Agreement (including without limitation the failure to issue the requisite number of shares of Common Stock upon conversion hereof and the failure to redeem Notes upon the Holder’s request following a Change in Control Transaction pursuant to Section 3(c)(vi); (iv) a material breach by the Company of its representations or warranties in the Purchase Agreement or Investor Rights Agreement; (v) if at any time the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or has failed to file all reports required to be filed thereunder during the then preceding 12 months; (vi) if at any time the Common Stock shall not be listed or quoted for trading on an Eligible Market; (vii) any default after any cure period under, or acceleration prior to maturity of, any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company in excess of $25,000 or for money borrowed the repayment of which is guaranteed by the Company for in excess of $25,000, whether such indebtedness or guarantee now exists or shall be created hereafter; or (viii) if the Company is subject to any Bankruptcy Event.

(b)  Remedies. If an Event of Default occurs and is continuing with respect to any of the Notes, the Holder may declare all of the then outstanding Principal Amount of this Note and all other Notes held by the Holder, including any interest due thereon, to be due and payable immediately, except that in the case of an Event of Default arising from events described in clauses (vii) and (viii) of Section 4(a), this Note shall become due and payable without further action or notice. In the event of such acceleration, the amount due and owing to the Holder shall be the greater of (1) 125% of the outstanding Principal Amount of the Notes held by the Holder (plus all accrued and unpaid interest, if any) and (2) the product of (A) the highest closing price for the five (5) Trading days immediately preceding the Holder’s acceleration and (B) the Conversion Ratio, provided that the amount due under this clause (2) shall not exceed 300% of the outstanding Principal Amount of the Notes held by the Holder if the Company is ready, willing and able to issue to the Holder freely tradable Underlying Shares in accordance with the conversion terms herein in full satisfaction of this Note while the Company’s shares of Common Stock are traded on an Eligible Market and the Company is subject to the reporting requirements of, and has filed all reports required to be filed under, the Exchange Act. In either case the Company shall pay interest on such amount in cash at the Default Rate to the Holder if such amount is not paid within 7 days of Holder’s request. The remedies under this Note shall be cumulative.

Section 5. General.

(a)  Payment of Expenses. The Company agrees to pay all reasonable charges and expenses, including attorneys’ fees and expenses, which may be incurred by the Holder in successfully enforcing this Note and/or collecting any amount due under this Note.

(b)  Savings Clause. In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby. In no event shall the amount of interest paid hereunder exceed the maximum rate of interest on the unpaid principal balance hereof allowable by applicable law. If any sum is collected in excess of the applicable maximum rate, the excess collected shall be applied to reduce the principal debt. If the interest actually collected hereunder is still in excess of the applicable maximum rate, the interest rate shall be reduced so as not to exceed the maximum allowable under law.

(c)  Amendment. Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

(d)  Assignment, Etc. The Holder may assign or transfer this Note to any transferee only with the prior written consent of the Company, which may not be unreasonably withheld or delayed, provided that (i) the Holder may assign or transfer this Note to any of such Holder’s affiliates without the consent of the Company and (ii) upon any Event of Default, the Holder may assign or transfer this Note without the consent of the Company. The Holder shall notify the Company of any such assignment or transfer promptly. This Note shall be binding upon the Company and its successors and shall inure to the benefit of the Holder and its successors and permitted assigns.

(e)  No Waiver. No failure on the part of the Holder to exercise, and no delay in exercising any right, remedy or power hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise by the Holder of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy or power hereby granted to the Holder or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Holder from time to time.

(f)  Governing Law; Jurisdiction.

(i)  Governing Law.    THIS NOTE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PROVISIONS THEREOF THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

(ii)  Jurisdiction.    The Company irrevocably submits to the exclusive jurisdiction of any State or Federal Court sitting in the State of New York, County of New York, or San Jose, California, over any suit, action, or proceeding arising out of or relating to this Note. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action, or proceeding brought in such a court and any claim that suit, action, or proceeding has been brought in an inconvenient forum.

The Company agrees that the service of process upon it mailed by certified or registered mail (and service so made shall be deemed complete three days after the same has been posted as aforesaid) or by personal service shall be deemed in every respect effective service of process upon it in any such suit or proceeding. Nothing herein shall affect Holder’s right to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgement in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

(iii)  NO JURY TRIAL.    THE COMPANY HERETO KNOWINGLY AND VOLUNTARILY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE.

(g)  Replacement Notes. This Note may be exchanged by Holder at any time and from time to time for a Note or Notes with different denominations representing an equal aggregate outstanding Principal Amount, as reasonably requested by Holder, upon surrendering the same. No service charge will be made for such registration or exchange. In the event that Holder notifies the Company that this Note has been lost, stolen or destroyed, a replacement Note identical in all respects to the original Note (except for registration number and Principal Amount, if different than that shown on the original Note), shall be issued to the Holder, provided that the Holder executes and delivers to the Company an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with the Note.

(h)  New York Civil Procedure Law and Rules Section 3213. This Note shall be deemed an unconditional obligation of the Company for the payment of money and, without limitation to any other remedies of Holder, may be enforced against the Company by summary proceeding pursuant to New York Civil Procedure

Law and Rules Section 3213 or any similar rule or statute in the jurisdiction where enforcement is sought. For purposes of such rule or statute, any other document or agreement to which Holder and the Company are parties or which the Company delivered to Holder, which may be convenient or necessary to determine Holder’s rights hereunder or the Company’s obligations to Holder are deemed a part of this Note, whether or not such other document or agreement was delivered together herewith or was executed apart from this Note.

(i)  Guaranty and Security. This Note is guaranteed by the Company’s Subsidiaries pursuant to the Guaranty and secured by certain assets of the Company and its Subsidiaries pursuant to the security agreement contained in the Purchase Agreement and the Guaranty.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed on the day and in the year first above written.

LOCAL CORPORATION

By:
Name:
Title:

EXHIBIT A

EXHIBIT A

FORM OF CONVERSION NOTICE

(To be executed by the Holder

in order to convert a Note)

Re:	Note (this “Note”) issued by LOCAL CORPORATION to on or about April , 2013 in the original principal amount of $2,500,000.

The undersigned hereby elects to convert the aggregate outstanding Principal Amount (as defined in the Note) indicated below of this Note into shares of Common Stock, $0.00001 par value per share (the “Common Stock”), of LOCAL CORPORATION (the “Company”) according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

Conversion information:

Date to Effect Conversion

Aggregate Principal Amount of Note Being Converted

Number of Shares of Common Stock to be Issued

Applicable Conversion Price

Signature

Name

Address

Appendix D

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, ASSIGNED OR TRANSFERRED, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION UNDER SAID ACT IS NOT REQUIRED.

THIS WARRANT DOES NOT REQUIRE PHYSICAL SURRENDER OF THE WARRANT IN THE EVENT OF A PARTIAL EXERCISE. AS A RESULT, FOLLOWING ANY EXERCISE OF ANY PORTION OF THIS WARRANT, THE NUMBER OF SHARES OF COMMON STOCK FOR WHICH THIS WARRANT MAY BE EXERCISED MAY BE LESS THAN THE NUMBER OF SHARES SET FORTH BELOW.

Issuance Date: April     , 2013

COMMON STOCK PURCHASE WARRANT

To Purchase 373,134 Shares of Common Stock of

LOCAL CORPORATION

THIS IS TO CERTIFY THAT                                         , or registered assigns (the “Holder”), is entitled, during the Exercise Period (as hereinafter defined), to purchase from LOCAL CORPORATION, a Delaware corporation (the “Company”), the Warrant Stock (as hereinafter defined and subject to adjustment as provided herein), in whole or in part, at a purchase price of $2.01 per share, all on and subject to the terms and conditions hereinafter set forth.

1.  Definitions.    As used in this Warrant, the following terms have the respective meanings set forth below:

“Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Holder of Warrants, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Holder will be deemed to be an Affiliate of such Holder.

“Appraised Value” means, in respect of any share of Common Stock on any date herein specified, the fair saleable value of such share of Common Stock (determined without giving effect to the discount for (i) a minority interest or (ii) any lack of liquidity of the Common Stock or to the fact that the Company may have no class of equity registered under the Exchange Act) as of the last day of the most recent fiscal month ending prior to such date specified, based on the value of the Company on a fully-diluted basis, as determined by a nationally recognized investment banking firm selected by the Company’s Board of Directors and having no prior relationship with the Company.

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other government actions to close.

“Change of Control” means the (i) acquisition by an individual or legal entity or group (as set forth in Section 13(d) of the Exchange Act) of more than one-half of the voting rights or equity interests in the Company; or (ii) sale, conveyance, or other disposition of all or substantially all of the assets, property or business of the Company or the merger into or consolidation with any other corporation (other than a wholly owned subsidiary corporation) or effectuation of any transaction or series of related transactions where holders of the Company’s voting securities prior to such transaction or series of transactions fail to continue to hold at least 50% of the voting power of the Company (or, if other than the Company, the successor or acquiring entity) immediately following such transaction.

“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

“Common Stock” means (except where the context otherwise indicates) the Common Stock, $0.00001 par value per share, of the Company, and any capital stock into which such Common Stock may thereafter be changed or converted, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets on liquidation over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.5.

“Current Market Price” means, in respect of any share of Common Stock on any date herein specified,

(1)  if there shall not then be a public market for the Common Stock, the higher of

(a)  the book value per share of Common Stock at such date, and

(b)  the Appraised Value per share of Common Stock at such date,

or

(2)  if there shall then be a public market for the Common Stock, the average of the daily market prices for the five (5) consecutive Trading Days immediately before such date. The daily market price for each such Trading Day shall be (i) the closing bid price on such day on the principal stock exchange on which such Common Stock is then listed or admitted to trading, or quoted, as applicable, (ii) if no sale takes place on such day on any such exchange, the last reported closing bid price on such day as officially quoted on any such exchange, (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange, the last reported closing bid price on such day on the Nasdaq Stock Market, as furnished by the National Association of Securities Dealers Automatic Quotation System or the National Quotation Bureau, Inc., or if not quoted thereon, then on Over-the-Counter Bulletin Board (the “OTCBB”) or, if not quoted on the OTCBB, on the OTC Markets, (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the Financial Industrial Regulatory Authority (“FINRA”) selected mutually by the holder of this Warrant and the Company or, if they cannot agree upon such selection, as selected by two such members of FINRA, one of which shall be selected by holder of this Warrant and one of which shall be selected by the Company.

“Current Warrant Price” means, in respect of a share of Common Stock at any date herein specified, the price at which a share of Common Stock may be purchased pursuant to this Warrant on such date. Unless and until the Current Warrant Price is adjusted pursuant to the terms herein, the initial Current Warrant Price shall be $2.01 per share of Common Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

“Exercise Period” means the period during which this Warrant is exercisable pursuant to Section 2.1.

“Expiration Date” means the fifth (5th) anniversary of the date of issuance hereof.

“FINRA” has the meaning set forth under the definition of Current Market Price.

“GAAP” means generally accepted accounting principles in the United States of America as from time to time in effect.

“Notes” means the Notes as defined in and issued pursuant to the Purchase Agreement.

“Other Property” has the meaning set forth in Section 4.5.

“Person” means any individual, sole proprietorship, partnership, joint venture, trust, incorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

“Purchase Agreement” means that certain Convertible Note and Warrant Purchase Agreement dated as of the date hereof among the Company and the other parties named therein, pursuant to which this Warrant was originally issued.

“Restricted Common Stock” means shares of Common Stock which are, or which upon their issuance upon the exercise of any Warrant would be required to be, evidenced by a certificate bearing the restrictive legend set forth in Section 3.2.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Trading Day” means any day on which the primary market on which shares of Common Stock are listed is open for trading.

“Transfer” means any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.

“Warrants” means this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

“Warrant Price” means an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1, multiplied by (ii) the Current Warrant Price.

“Warrant Stock” means the 373,134 shares of Common Stock to be purchased upon the exercise hereof, subject to adjustment as provided herein.

2.  Exercise of Warrant.

2.1.  Manner of Exercise.

(a)  From and after the date of issuance hereof and until 11:59 P.M., New York time, on the Expiration Date (the “Exercise Period”), the Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Warrant Stock purchasable hereunder.

(b)  In order to exercise this Warrant, in whole or in part, the Holder shall deliver to the Company at its principal office or at the office or agency designated by the Company pursuant to Section 12, (i) a written notice of Holder’s election to exercise this Warrant, which notice shall specify the number of shares of Warrant Stock to be purchased, (ii) payment of the Warrant Price as provided herein, and (iii) upon exercise of this Warrant in full, this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by the Holder or its agent or attorney. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within three Business Days thereafter, electronically transmit the Common Stock issuable upon exercise hereof to the Holder, by crediting the account of the Holder’s prime broker with Depository Trust Company (“DTC”) through its Deposit Withdrawal at Custodian (“DWAC”) system using the Fast Automated Securities Transfer (“FAST”) program. The parties agree to coordinate with DTC to accomplish this objective. In lieu of such electronic delivery through DWAC, the Company shall, to the extent requested by the Holder or required by law, execute or cause to be executed and deliver or cause to be delivered to the Holder a certificate or certificates representing the aggregate number of full shares of Warrant Stock issuable upon exercise hereof. The time periods for delivery of physical certificates evidencing the Warrant Shares are the same as those described above. Any stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the Holder shall request in the notice and shall be registered in the name of the Holder or such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a Holder of record of such shares for all purposes, as of the date when the notice to exercise is received by the Company as described above. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, if not effected using book entry as described below, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of

Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder.

(c)  Payment of the Warrant Price may be made at the option of the Holder: (i) by certified or official bank check payable to the order of the Company, (ii) by wire transfer to the account of the Company, or (iii) by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A)	=	the closing sale price on the Trading Day immediately preceding the date of such election;

(B)	=	the Current Warrant Price of this Warrant, as adjusted; and

(X)	=	the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

Notwithstanding anything herein to the contrary, on the Expiration Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2.1(c).

(d)  All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued and, upon payment of the Warrant Price, shall be fully paid and nonassessable and not subject to any preemptive rights.

(e)  Book-Entry.    Notwithstanding anything to the contrary set forth herein, upon exercise of any portion of this Warrant in accordance with the terms hereof, the warrantholder shall not be required to physically surrender this Warrant to the Company unless such holder is purchasing the full amount of Warrant Shares represented by this Warrant. The warrantholder and the Company shall maintain records showing the number of Warrant Shares so purchased hereunder and the dates of such purchases or shall use such other method, reasonably satisfactory to the warrantholder and the Company, so as not to require physical surrender of this Warrant upon each such exercise. In connection therewith a form of ledger to maintain a record of such transactions is attached hereto. The warrantholder and any assignee, by acceptance of this Warrant or a new Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following exercise of any portion of this Warrant, the number of Warrant Shares which may be purchased upon exercise of this Warrant may be less than the number of Warrant Shares set forth on the face hereof.

2.2.  Fractional Shares.    The Company shall not be required to issue a fractional share of Common Stock upon exercise of any Warrant. As to any fraction of a share which the Holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay an amount in cash equal to the Current Market Price per share of Common Stock on the date of exercise multiplied by such fraction.

2.3.  Continued Validity.    A Holder of shares of Common Stock issued upon the exercise of this Warrant, in whole or in part (other than a Holder who acquires such shares after the same have been publicly sold pursuant to a Registration Statement under the Securities Act or sold pursuant to Rule 144 thereunder), shall continue to be entitled with respect to such shares to all rights to which it would have been entitled as the Holder under Sections 10 and 13 of this Warrant.

2.4.  Restrictions on Exercise Amount.

(i)  Beneficial Ownership.    Notwithstanding anything to the contrary contained in this Warrant, this Warrant shall not be exercisable by the Holder, and the Company shall not effect any exercise of this Warrant or otherwise issue any shares of Common Stock pursuant hereto, to the extent (but only to the extent) that after giving effect to such exercise or other share issuance hereunder the Holder (together with its affiliates) would beneficially own in excess of the Maximum Percentage (as defined and specified below) of the Common Stock (“Beneficial Ownership Limitation”). To the extent the above limitation applies, the determination of whether this Warrant shall be exercisable (vis-à-vis other convertible, exercisable or exchangeable securities owned by the Holder or any of its affiliates) and of which such securities shall be convertible, exercisable or exchangeable (as among all such securities owned by the Holder and its affiliates) shall, subject to such Beneficial Ownership Limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). No prior inability to exercise this Warrant, or to issue shares of Common Stock, pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. For purposes of this paragraph, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. The provisions of this paragraph shall be implemented in a manner otherwise than in strict conformity with the terms of this paragraph to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Beneficial Ownership Limitation. The limitations contained in this paragraph shall apply to a successor Holder of this Note. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) business day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Stock, including, without limitation, pursuant to this Warrant or securities issued pursuant to the Purchase Agreement. The Maximum Percentage shall equal     %1. [Investor 2 Insert Only: The holders of Common Stock shall be third party beneficiaries of this paragraph and the Company may not waive this paragraph without the consent of holders of a majority of its Common Stock.] [Investor 1 Insert Only: By written notice to the Company, at any time the Holder may decrease the Maximum Percentage to any other percentage specified in such notice, provided that any such decrease will not be below 4.9%.]

(ii)  Overall Limit on Common Stock Issuable.    Notwithstanding anything herein or in the other Warrants or in the Notes issued pursuant to the Purchase Agreement to the contrary, if the Company has not obtained Shareholder Approval (as defined below), then the Company may not issue, upon exercise of the Warrants, a number of shares of Common Stock in excess of the amount of shares of Common Stock which may be issued upon conversion of the Notes and the exercise of the Warrants (the “Issuable Maximum”) without causing the Company to breach its obligations under the rules or regulations of the Nasdaq Stock Market (including without limitation Section 5635(d) of the NASDAQ Stock Market Rules), provided that any portion of this Warrant which cannot be exercised due to such Issuable Maximum shall be purchased by the Company using the Black-Scholes Option Pricing Model. Each Holder shall be entitled to a portion of the Issuable Maximum equal to the quotient obtained by dividing (x) the aggregate principal amount of the Notes issued and sold to such Holder by (y) the aggregate principal amount of all Notes issued and sold by the Company. If any Holder shall no longer hold any Notes, then such Holder’s remaining portion of the Issuable Maximum, if any, shall be reallocated pro-rata among the other Holders. “Shareholder Approval” means approval by the shareholders of the Company, in accordance with the applicable rules and regulations of the Nasdaq Stock Market (including without limitation Section 5635(e) of the NASDAQ Stock Market Rules) and Delaware corporate law, of the transactions contemplated by the Purchase Agreement and the Notes and the Warrants, including without limitation the issuance of all of the Conversion Shares under the Notes and the Warrant Shares under the Warrants in excess of the Issuable Maximum. The Issuable Maximum shall be allocated under the Holder’s Notes and Warrants as determined by Holder.

3.  Transfer, Division and Combination.

3.1.  Transfer.    The Warrants and the Warrant Stock shall be freely transferable, subject to compliance with all applicable laws, including, but not limited to the Securities Act. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant or the resale of the Warrant Stock, this Warrant or the Warrant Stock, as applicable, shall not be registered under the Securities Act, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant or the Warrant Stock as the case may be, furnish to the Company a written opinion of counsel that is reasonably acceptable to the Company to the effect that such transfer may be made without registration under the Securities Act, (ii) that the Holder or transferee execute and deliver to the Company an investment letter in form and substance reasonably acceptable to the Company, and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act. Transfer of this Warrant and all rights hereunder, in whole or in part, in accordance with the foregoing provisions, shall be registered on the books of the Company to be maintained for such purpose, upon

1 Insert 9.9% for Investor 1 and 4.9% for Investor 2.

surrender of this Warrant at the principal office of the Company referred to in Section 2.1 or the office or agency designated by the Company pursuant to Section 12, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Following a transfer that complies with the requirements of this Section 3.1, the Warrant may be exercised by a new Holder for the purchase of shares of Common Stock regardless of whether the Company issued or registered a new Warrant on the books of the Company. In connection with any transfer of this Warrant after the Registration Statement (as defined in the Investor Rights Agreement) is declared effective under the Securities Act, the Holder or transferee of this Warrant shall reimburse the Company for its reasonable out of pocket costs in connection with such transfer (including without limitation the reasonable attorney’s fees for preparing and filing a prospectus supplement with the SEC and/or delivering an updated opinion letter to the Seller’s transfer agent).

3.2.  Restrictive Legends.    Each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, unless, in each case, such Warrant Stock is registered under the Securities Act or is eligible for resale without registration pursuant to Rule 144 under the Securities Act, shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED, AND MAY NOT BE OFFERED, SOLD, ASSIGNED OR TRANSFERRED, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION UNDER SAID ACT IS NOT REQUIRED.”

“THE SALE, TRANSFER OR ASSIGNMENT OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN INVESTOR RIGHTS AGREEMENT DATED AS OF APRIL     , 2013, AS AMENDED FROM TIME TO TIME, AMONG THE COMPANY AND CERTAIN HOLDERS OF ITS OUTSTANDING SECURITIES. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.”

3.3.  Division and Combination; Expenses; Books.    This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 3.1 as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. The Company shall prepare, issue and deliver at its own expense the new Warrant or Warrants under this Section 3. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

4.  Adjustments.    The number of shares of Common Stock for which this Warrant is exercisable, and the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 4 in accordance with Sections 5.1 and 5.2.

4.1.  Stock Dividends, Subdivisions and Combinations.    If at any time while this Warrant is outstanding the Company shall:

(i)  declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock,

(ii)  subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

(iii)  combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then:

(1)  the number of shares of Common Stock acquirable upon exercise of this Warrant immediately after the occurrence of any such event shall be adjusted to an amount equal to the product of (A) the then-current total number of shares of Common Stock issuable pursuant to Warrant multiplied by (B) a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately before such event. Any adjustment made pursuant to this Section 4.1 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and

(2)  the Current Warrant Price shall be adjusted to equal:

(A)  the Current Warrant Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision or combination, multiplied by the number of shares of Common Stock into which this Warrant is exercisable immediately prior to the adjustment, divided by

(B)  the number of shares of Common Stock into which this Warrant is exercisable immediately after such adjustment.

Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clauses (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

4.2.  Certain Other Distributions.    If at any time while this Warrant is outstanding the Company shall cause the holders of its Common Stock to be entitled to receive any dividend or other distribution of:

(i)  cash,

(ii)  any evidences of its indebtedness, any shares of stock of any class or any other securities or property or assets of any nature whatsoever (other than cash or additional shares of Common Stock as provided in Section 4.1 hereof), or

(iii)  any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property or assets of any nature whatsoever, then:

(1)  the number of shares of Common Stock acquirable upon exercise of this Warrant shall be adjusted to equal the product of the number of shares of Common Stock acquirable upon exercise of this Warrant immediately prior to the record date for such dividend or distribution, multiplied by a fraction (x) the numerator of which shall be the Current Warrant Price per share of Common Stock at the date of taking such record and (y) the denominator of which shall be such Current Warrant Price minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Company) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable; and

(2)  the Current Warrant Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution shall be adjusted to equal (x) the Current Warrant Price multiplied by the number of shares of Common Stock acquirable upon exercise of this Warrant immediately prior to the adjustment, divided by (y) the number of shares of Common Stock acquirable upon exercise of this Warrant immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this

Section 4.2 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4.1.

4.3.  Securities Issuances.    In the event that the Company or any of its subsidiaries (A) issues or sells any Common Stock or convertible securities, warrants, options or other rights to subscribe for or to purchase or exchange for, shares of Common Stock (“Convertible Securities”) or (B) directly or indirectly effectively reduces the conversion, exercise or exchange price for any Convertible Securities which are currently outstanding, at or to an effective Per Share Selling Price (as defined below) which is less than the greater of (I) the closing sale price per share of the Common Stock on the principal market on which the Common Stock is traded the Trading Day of such issue or sale or, in the case of issuances to holders of its Common Stock, the date fixed for the determination of stockholders entitled to receive such warrants, rights, or options (“Fair Market Price”), or (II) the Current Warrant Price, then in each such case the Current Warrant Price in effect immediately prior to such issue or sale or record date, as applicable, shall be automatically reduced effective concurrently with such issue or sale to an amount determined by multiplying the Current Warrant Price then in effect by a fraction, (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for such additional shares would purchase at such Fair Market Price or Current Warrant Price, as the case may be, and (y) the denominator of which shall be the number of shares of Common Stock of the Company outstanding immediately after such issue or sale, and the number of shares of Warrant Stock for which this Warrant is thereafter exercisable shall be automatically inversely proportionately increased such that the aggregate Warrant Price hereunder immediately preceding such issuance shall be equal to the aggregate Warrant Price following such issuance and the adjustments hereby. The foregoing provision shall not apply to any issuances or sales of Common Stock or Convertible Securities (i) pursuant to the Notes or Purchase Agreement, (ii) pursuant to any Convertible Securities currently outstanding on the date hereof in accordance with the terms of such Convertible Securities in effect on the date hereof, or (iii) to any officer, director or employee of the Company pursuant to a bona fide option or equity incentive plan duly adopted by the Company’s Board of Directors and shareholders. The Company shall give to the Warrantholder written notice of any such sale of Common Stock within 48 hours of the closing of any such sale and shall within such 48 hour period issue a press release announcing such sale if such sale is a material event for, or otherwise material to, the Company.

For the purposes of the foregoing adjustments, in the case of the issuance of any Convertible Securities, the maximum number of shares of Common Stock issuable upon exercise, exchange or conversion of such Convertible Securities shall be deemed to be outstanding.

For purposes of this Section 4.3, if an event occurs that triggers more than one of the above adjustment provisions, then only one adjustment shall be made and the calculation method which yields the greatest downward adjustment in the Current Warrant Price shall be used.

“Per Share Selling Price” shall include the amount actually paid by third parties for each share of Common Stock in a sale or issuance by the Company. In the event a fee is paid by the Company in connection with such transaction directly or indirectly to such third party or its affiliates, any such fee shall be deducted from the selling price pro rata to all shares sold in the transaction to arrive at the Per Share Selling Price. A sale of shares of Common Stock shall include the sale or issuance of Convertible Securities, and in such circumstances the Per Share Selling Price of the Common Stock covered thereby shall also include the exercise, exchange or conversion price thereof (in addition to the consideration received by the Company upon such sale or issuance less the fee amount as provided above). In case of any such security issued in a transaction in which the purchase price or the conversion, exchange or exercise price is directly or indirectly subject to adjustment or reset based on a future date, future trading prices of the Common Stock, specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, or otherwise (but excluding standard stock split anti-dilution provisions or weighted-average anti-dilution provisions similar to that set forth herein, provided that any actual reduction of such price under any such security pursuant to such weighted-average anti-dilution provision shall be included and cause an adjustment hereunder), the Per Share Selling Price shall be deemed to be the lowest conversion, exchange, exercise or reset price at which such securities are converted, exchanged, exercised or reset or might have been converted, exchanged, exercised or reset, or the lowest adjustment which actually occurs, as the case may be, over the life of such securities. If shares are issued for a consideration other than cash, the Per Share Selling Price shall be the fair value of such consideration as determined in good faith by independent certified public accountants mutually acceptable to the Company and the Holder. In the event the Company directly or indirectly effectively reduces the conversion, exercise or exchange price for any Convertible Securities which are currently outstanding, then the Per Share Selling Price shall equal such effectively reduced conversion, exercise or exchange price.

4.4.  Other Provisions Applicable to Adjustments.    The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock into which this Warrant is exercisable and the Current Warrant Price provided for in Section 4:

(a)  When Adjustments to Be Made.    The adjustments required by Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4.1) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the shares of Common Stock into which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

(b)  Fractional Interests.    In computing adjustments under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/1000th of a share.

(c)  When Adjustment Not Required.    If the Company undertakes a transaction contemplated under this Section 4 and as a result takes a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights or other benefits contemplated under this Section 4 and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights or other benefits contemplated under this Section 4, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

(d)  Escrow of Stock.    If after any property becomes distributable pursuant to Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, a holder of this Warrant exercises the Warrant during such time, then such holder shall continue to be entitled to receive any shares of Common Stock issuable upon exercise hereunder by reason of such adjustment and such shares or other property shall be held in escrow for the holder of this Warrant by the Company to be issued to holder of this Warrant upon and to the extent that the event actually takes place. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be canceled by the Company and escrowed property returned to the Company.

4.5.  Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.

(a)  If there shall occur a Change of Control and, pursuant to the terms of such Change of Control, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder of this Warrant shall have the right thereafter to receive, upon the exercise of the Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and the Other Property receivable upon or as a result of such Change of Control by a holder of the number of shares of Common Stock into which this Warrant is exercisable immediately prior to such event.

(b)  In case of any such Change of Control described in Section 4.5(a) above, the resulting, successor or acquiring entity (if other than the Company) and, if an entity different from the successor or acquiring entity, the entity whose capital stock or assets the holders of the Common Stock are entitled to receive as a result of such Change of Control, shall expressly assume the due and punctual observance and performance of each and every covenant and condition contained in this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock into which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in Section 4. For purposes of Section 4, common stock of the successor or acquiring corporation shall include stock of such corporation of any class which is not preferred as to dividends or assets on liquidation over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4 shall similarly apply to successive Change of Control transactions.

(c)  Notwithstanding anything to the contrary contained herein, if a Change of Control transaction (i) is an all cash transaction, (ii) constitutes or results in a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the Exchange Act (going private transaction), or (iii) otherwise results in the successor, surviving or acquiring entity not being traded on a national securities exchange, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market, then upon the written request of the Holder, delivered before the sixtieth (60th) day after such Change of Control transaction, the Company (or any such successor, acquirer or surviving entity) shall, at the Holder’s option, redeem the Warrant from the Holder for a redemption price, payable in cash within five (5) business days after such request (or, if later, on the effective date of such Change of Control transaction), equal to the value of the Warrant as determined using the Black-Scholes Option Pricing Model via Bloomberg Financial Markets. In calculating the Black-Scholes Option Pricing Model, the parameters shall reflect (a) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of this Warrant, and (b) an expected volatility equal to the greater of 60% and the 100-day historical price volatility obtained from the HVT function on Bloomberg.

4.6.  Other Action Affecting Common Stock.    In case at any time or from time to time the Company shall take any action in respect of its Common Stock, other than the payment of dividends permitted by Section 4 or any other action described in Section 4, then, unless such action will not have a materially adverse effect upon the rights of the holder of this Warrant, the number of shares of Common Stock or other stock into which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances.

4.7.  Certain Limitations.    Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction which, by reason of any adjustment hereunder, would cause the Current Warrant Price to be less than the par value per share of Common Stock.

4.8.  Stock Transfer Taxes.    The issue of stock certificates upon exercise of this Warrant shall be made without charge to the holder for any tax in respect of such issue. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares in any name other than that of the holder of this Warrant, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

5.  Notices to Warrant Holders.

5.1.  Certificate as to Adjustments.    Upon the occurrence of each adjustment or readjustment of the Current Warrant Price, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Holder of this Warrant, furnish or cause to be furnished to such Holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Current Warrant Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, or other property which at the time would be received upon the exercise of Warrants owned by such Holder.

5.2.  Notice of Corporate Action.    If at any time:

(a)  the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company) or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

(b)  there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation,

(c)  there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, or

(d)  the Company shall cause the holders of its Common Stock to be entitled to receive (i) any dividend or other distribution of cash, (ii) any evidences of its indebtedness, or (iii) any shares of stock of any class or any other securities or property or assets of any nature whatsoever (other than cash or additional shares of Common Stock as provided in Section 4.1 hereof); or (iv) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property or assets of any nature whatsoever;

then, in any one or more of such cases, the Company shall give to the Holder (i) at least 20 days’ prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to the Holder at the last address of the Holder appearing on the books of the Company and delivered in accordance with Section 15.2.

5.3.  No Rights as Stockholder.    This Warrant does not entitle the Holder to any voting or other rights as a stockholder of the Company prior to exercise and payment for the Warrant Price in accordance with the terms hereof.

6.  No Impairment.    The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant. Upon the request of the Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to the Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

7.  Reservation and Authorization of Common Stock; Registration With Approval of Any Governmental Authority.    Subject at all times to the limitations set for in Section 2.4(ii) hereof, from and after the date of issuance hereof, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants (without regard to any ownership limitations provided in Section 2.4(i)). All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights. Before taking any action which would cause an adjustment reducing the Current Warrant Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Current Warrant Price. Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Current Warrant Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof. If any shares of Common Stock required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued (other than as a result of a prior or contemplated distribution by the Holder of this Warrant), the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered.

8.  Taking of Record; Stock and Warrant Transfer Books.    In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

9.  Piggyback Registration Rights.    The resale of the Warrant Stock shall be registered to the extent set forth and in accordance with the terms and conditions contained in that certain Investor Rights Agreement dated of even date hereof, among the Holder, the Company and the other parties named therein (the “Investor Rights Agreement”). The Holder acknowledges that pursuant to the Investor Rights Agreement, the Company has the right to request that the Holder furnish information regarding such Holder and the distribution of the Warrant Stock as is required by law or the Commission to be disclosed in the Registration Statement (as such term is defined in the Investor Rights Agreement), and the Company may exclude from such registration the shares of Warrant Stock acquirable hereunder if Holder fails to furnish such information within a reasonable time prior to the filing of each Registration Statement, supplemented prospectus included therein and/or amended Registration Statement.

10.  Supplying Information.    Upon any default by the Company of its obligations hereunder or under the Investor Rights Agreement, the Company shall cooperate with the Holder in supplying such information as may be reasonably necessary for such Holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Common Stock.

11.  Loss or Mutilation.    Upon receipt by the Company from the Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity or security reasonably satisfactory to it and reimbursement to the Company of all reasonable expenses incidental thereto and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to the Holder; provided, however, that in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

12.  Office of the Company.    As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

13.  Financial and Business Information.

13.1.  Quarterly Information.    The Company will deliver to the Holder, as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company, one copy of an unaudited consolidated balance sheet of the Company and its subsidiaries as at the end of such quarter, and the related unaudited consolidated statements of income, retained earnings and cash flow of the Company and its subsidiaries for such quarter and, in the case of the second and third quarters, for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year. Such financial statements shall be prepared by the Company in accordance with GAAP and accompanied by the certification of the Company’s chief executive officer or chief financial officer that such financial statements present fairly the consolidated financial position, results of operations and cash flow of the Company and its subsidiaries as at the end of such quarter and for such year-to-date period, as the case may be; provided, however, that the Company shall have no obligation to deliver such quarterly information under this Section 13.1 to the extent it is publicly available; and provided further, that if such information contains material non-public information, the Company shall so notify the Holder prior to delivery thereof and the Holder shall have the right to refuse delivery of such information.

13.2.  Annual Information.    The Company will deliver to the Holder as soon as available and in any event within 90 days after the end of each fiscal year of the Company, one copy of an audited consolidated balance sheet of the Company and its subsidiaries as at the end of such year, and audited consolidated statements of income, retained earnings and cash flow of the Company and its subsidiaries for such year; setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year; all prepared in accordance with GAAP, and which audited financial statements shall be accompanied by an opinion thereon of the independent certified public accountants regularly retained by the Company, or any other firm of independent certified public accountants of recognized national standing selected by the Company; provided, however, that the Company shall have no obligation to deliver such annual information under this Section 13.2 to the extent it is publicly available; and provided further, that if such information contains material non-public information, the Company shall so notify the Holder prior to delivery thereof and the Holder shall have the right to refuse delivery of such information.

13.3.  Filings.    The Company will file on or before the required date all regular or periodic reports (pursuant to the Exchange Act) with the Commission and will deliver to Holder promptly upon their becoming available one copy of each report, notice or proxy statement sent by the Company to its stockholders generally, provided that availability via the EDGAR filing system or its successor shall be sufficient to meet the delivery requirements of this section.

14.  Limitation of Liability.    No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Common Stock, whether such liability is asserted by the Company or by creditors of the Company.

15.  Miscellaneous.

15.1  Nonwaiver and Expenses.    No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to the Holder such amounts as shall be sufficient to cover any third party costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

15.2  Notice Generally.    All notices, requests, demands or other communications provided for herein shall be in writing and shall be given in the manner and to the addresses set forth in the Purchase Agreement.

15.3  Successors and Assigns.    Subject to compliance with the provisions of Section 3.1, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder.

15.4  Amendment.    This Warrant may be modified or amended or the provisions of this Warrant waived with the written consent of both the Company and the Holder.

15.5  Severability.    Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be modified to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

15.6  Headings.    The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

15.7  Governing Law.    This Warrant and the transactions contemplated hereby shall be deemed to be consummated in the State of New York and shall be governed by and interpreted in accordance with the local laws of the State of New York without regard to the provisions thereof relating to conflicts of laws. The Company hereby irrevocably consents to the exclusive jurisdiction of the State and Federal courts located in New York City, New York in connection with any action or proceeding arising out of or relating to this Warrant. In any such litigation the Company agrees that the service thereof may be made by certified or registered mail directed to the Company pursuant to Section 15.2.

[Signature Page Follows]

IN WITNESS WHEREOF, Local Corporation has caused this Warrant to be executed by its duly authorized officer and attested by its Secretary.

Dated: April     , 2013

LOCAL CORPORATION

By:
Name:
Title:

EXHIBIT A

SUBSCRIPTION FORM

[To be executed only upon exercise of Warrant]

Local Corporation

7555 Irvine Center Drive

Irvine, CA 92618

Attention: Kenneth Cragun, CFO

Facsimile No.: 949 -784-0880

Email: kcragun@local.com

This undersigned hereby elects to exercise the right of purchase represented by the within Warrant (“Warrant”) for, and to purchase thereunder             shares of Common Stock (“Warrant Shares”) provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

Name

Address

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares.

In lieu of delivering physical certificates representing the Warrant Shares purchasable upon exercise of this Warrant, provided the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer (“FAST”) program, upon request of the Holder, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Warrant Shares issuable upon conversion or exercise to the undersigned, by crediting the account of the undersigned’s prime broker with DTC through its Deposit Withdrawal Agent Commission (“DWAC”) system.

To the extent the undersigned intends to sell the Warrant Shares issued to the undersigned upon exercise of this Warrant pursuant to a Registration Statement (as defined in the Registration Rights Agreement), the undersigned agrees to comply with all applicable prospectus delivery requirements under the Securities Act with respect to such sale.

Dated:	Signature:

Name (please print)

Address

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED the undersigned registered owner of this Warrant for the purchase of shares of common stock of Local Corporation hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of common stock set forth below:

(Name and Address of Assignee)

(Number of Shares of Common Stock)

and does hereby irrevocably constitute and appoint                      attorney-in-fact to register such transfer on the books of the Company, maintained for the purpose, with full power of substitution in the premises.

Dated:

(Print Name and Title)

(Signature)

(Witness)

NOTICE: The signature on this assignment must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever.

Appendix E

INVESTOR RIGHTS AGREEMENT

This Investor Rights Agreement (this “Agreement”) is made and entered into as of April 11, 2013 among Local Corporation, a Delaware corporation (the “Company”), and each of the purchasers executing this Agreement and listed on Schedule 1 attached hereto (collectively, the “Purchasers”).

This Agreement is being entered into pursuant to the Convertible Note and Warrant Purchase Agreement, dated as of the date hereof, by and among the Company and the Purchasers (the “Purchase Agreement”).

The Company and the Purchasers hereby agree as follows:

1.    Definitions.

Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 3(m).

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Blackout Period” shall have the meaning set forth in Section 3(n).

“Board” shall have the meaning set forth in Section 3(n).

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other government actions to close.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Company’s Common Stock, par value $0.00001 per share.

“Effectiveness Period” shall have the meaning set forth in Section 2.

“Event” shall have the meaning set forth in Section 8(e).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Deadline” means the 30th day following the Closing Date.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities, including without limitation the Purchasers and their assignees.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Losses” shall have the meaning set forth in Section 5(a).

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

“Registrable Securities” means (a) the Conversion Shares and the Warrant Shares (without regard to any limitations on beneficial ownership or issuance contained in the Notes or Warrants) or other securities issued or issuable to each Purchaser or its transferee or designee (i) upon conversion or exchange of the Notes and/or as interest on the Notes (including without limitation any and all shares of Common Stock issued upon purchase of any Notes by the Company), or upon exercise of the Warrants, or (ii) upon any distribution with respect to, any exchange for or any replacement of such Notes or Warrants or (iii) upon any conversion, exercise or exchange of any securities issued in connection with any such distribution, exchange or replacement; (b) securities issued or issuable upon any stock split, stock dividend, recapitalization or similar event with respect to the foregoing; and (c) any other security issued as a dividend or other distribution with respect to, in exchange for, in replacement or redemption of, or in reduction of the liquidation value of, any of the securities referred to in the preceding clauses; provided, however, that such securities shall cease to be Registrable Securities when such securities have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or when such securities may be sold without any restriction pursuant to Rule 144(d)(1)(ii) as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company’s transfer agent to such effect as described in Section 2 of this Agreement, provided that such securities shall again be deemed Registrable Securities in the event that thereafter such Rule 144(d)(1)(ii) shall not be applicable for any reason.

“Registration Statement” means the registration statements and any additional registration statements contemplated by Section 2, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 158” means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Special Counsel” means Peter J. Weisman, P.C.

“Warrant Shares” means the shares of Common Stock issuable upon the exercise of the warrants issued or to be issued to the Purchasers or their assignees or designees in connection with the offering consummated under the Purchase Agreement.

2.    Registration.     As soon as possible following the Closing Date (but not later than the Filing Deadline), the Company shall prepare and file with the Commission a “shelf” Registration Statement covering all Registrable Securities for a secondary or resale offering to be made on a continuous basis pursuant to Rule 415, provided that in no case shall such Registration Statement cover a number of shares of Common Stock in excess of the amount of shares of Common Stock which may be issued upon conversion of the Notes and Warrants (the “Issuable Maximum”) without causing the Company to breach its obligations under the rules or regulations of the Nasdaq Stock Market (including without limitation Section 5635(d) of the NASDAQ Stock Market Rules). The Registration Statement shall be on Form S-3 (or if such form is not available to the Company on another form appropriate for such registration in accordance herewith). The Company shall use its best efforts to cause the

Registration Statement to be declared effective under the Securities Act as soon as possible, and in any event not later than one hundred twenty (120) days after the Closing, shall file with the Commission a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be “reviewed,” or not be subject to further review, and shall keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold or (y) the date on which all Registrable Securities may be sold without any restriction pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company’s transfer agent to such effect (but not less than one year, and so long as any Registrable Securities exist if the Company was ever a shell company as defined in Rule 144(i) (the “Effectiveness Period”). Upon the initial filing thereof and upon the filing of any pre-effective amendment thereto, the Registration Statement shall cover at the lesser of (i) the Issuable Maximum, or (ii) at least 150% of the shares of Common Stock for issuance upon the conversion of the Notes and exercise of the Warrants (without regard to any issuance or beneficial ownership limitations). Such Registration Statement also shall cover, subject to the Issuable Maximum, to the extent allowable under the Securities Act and the Rules promulgated thereunder (including Securities Act Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.

3.    Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a)  Prepare and file with the Commission on or prior to the Filing Deadline, a Registration Statement on Form S-3 (or if such form is not available to the Company on another form appropriate for such registration in accordance herewith) (which shall include a Plan of Distribution substantially in the form of Exhibit A attached hereto), and cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than three (3) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall (i) furnish to the Special Counsel, copies of all such documents proposed to be filed, which documents (other than those incorporated by reference) will be subject to the review of such Special Counsel, and (ii) at the request of any Holder cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of counsel to such Holders, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities or the Special Counsel shall reasonably object in writing within three (3) Business Days after their receipt thereof, unless counsel to the Company determines in writing that such objection is without merit.

(b)  (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and to the extent any Registrable Securities are not included in such Registration Statement for reasons other than the failure of the Holder to comply with Section 3(m) hereof, shall prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as possible, and in no event later than 10 Business Days, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(c)  Notify the Holders of Registrable Securities to be sold and the Special Counsel as promptly as possible (A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed (but in no event in the case of this subparagraph (A), less than three (3) Business Days prior to date of such filing); (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement; and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective (which notice shall be delivered to the Purchasers and Special Counsel on the same day as such effectiveness), and after the effectiveness thereof: (i) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (iv) if the financial statements included in the Registration Statement become ineligible for inclusion therein or of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limitation to any remedies to which the Holders may be entitled under this Agreement, if any of the events described in clauses (i) through (iv) of Section 3(c)(C) occurs, the Company shall use its best efforts to respond to and correct the event.

(d)  Use its best efforts to avoid the issuance of, or, if issued, use best efforts to obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e)  If requested by any Holder of Registrable Securities, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this Section 3(e) that would, in the written opinion of counsel for the Company (addressed to the Special Counsel), violate applicable law.

(f)  Furnish to each Holder and the Special Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(g)  Promptly deliver to each Holder and the Special Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(h)  Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders and the Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

(i)  Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by applicable law and the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any Holder may request at least two (2) Business Days prior to any sale of Registrable Securities. In connection therewith, the Company shall promptly after the effectiveness of the Registration Statement (but no later than two days thereafter) cause an opinion of counsel to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent, which authorize and direct the transfer agent to issue such Registrable Securities without legend upon sale by the Holder of such shares of Registrable Securities under the Registration Statement.

(j)  Upon the occurrence of any event contemplated by Section 3(c)(C)(iii) or (iv), as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k)  Cause all Registrable Securities relating to such Registration Statement to be listed on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market.

(l)  Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 3-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall conform to the requirements of Rule 158.

(m)  Request each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law or the Commission to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of any such Holder who fails (i) to furnish such information or (ii) to agree to furnish, upon request, such additional information regarding such Holder as may later be required by law to be disclosed, in each case, within a reasonable time prior to the filing of each Registration Statement, supplemented Prospectus and/or amended Registration Statement.

If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(i), 3(c)(ii), 3(c)(iii), 3(c)(iv) or 3(n), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

(n)  If (i) there is material non-public information regarding the Company which the Company’s Board of Directors (the “Board”) reasonably determines not to be in the Company’s best interest to disclose and which the

Company is not otherwise required to disclose, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company’s best interest to disclose and which the Company would be required to disclose under the Registration Statement, then the Company may postpone or suspend filing or effectiveness of a registration statement for a period not to exceed 30 consecutive days, provided that the Company may not postpone or suspend its obligation under this Section 3(n) for more than 60 days in the aggregate during any 12 month period (each, a “Blackout Period”).

4.    Registration Expenses.

All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with each other securities exchange, quotation system or market on which Registrable Securities are required hereunder to be listed, (B) with respect to filings required to be made with the Commission, and (C) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of Special Counsel in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the Holders of a majority of Registrable Securities may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing or photocopying prospectuses), (iii) messenger, telephone and delivery expenses, (iv) Securities Act liability insurance, if the Company so desires such insurance, (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company’s independent public accountants (including, in the case of an underwritten offering, the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters) and legal counsel, and (vi) up to $2,500 of fees and expenses of the Special Counsel in connection with any Registration Statement hereunder. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

5.    Indemnification.

(a)  Indemnification by the Company.    The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained or incorporated by reference in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or amendment or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to (x) such Holder and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of prospectus or in any amendment or supplement thereto or (y) such Holder’s proposed method of distribution of Registrable Securities as set forth in Exhibit A (or as such Holder otherwise informs the Company in writing); or (ii) in the case of an occurrence of an event of the type described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv) or 3(n), the use by a Holder of an outdated or defective Prospectus after the delivery to the Holder of written notice from the Company that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 3(m). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 5(c) to this Agreement) and shall survive the transfer of the Registrable Securities by the Holders.

(b)  Indemnification by Holders.    Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents and employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that (i) such untrue statement or omission is contained in or omitted from any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus and that such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus, or in any amendment or supplement thereto, or to the extent that such information relates to (x) such Holder and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus, or such form of prospectus or in any amendment or supplement thereto or (y) such Holder’s proposed method of distribution of Registrable Securities as set forth in Exhibit A (or as such Holder otherwise informs the Company in writing) or (ii) in the case of an occurrence of an event of the type described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv) or 3(n), the use by a Holder of an outdated or defective Prospectus after the delivery to the Holder of written notice from the Company that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 3(m); provided, however, that the indemnity agreement contained in this Section 5(b) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of the Holder, which consent shall not be unreasonably withheld. Notwithstanding anything to the contrary contained herein, the Holder shall be liable under this Section 5(b) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

(c)  Conduct of Indemnification Proceedings.    If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel in writing (with a copy to the

Indemnifying Party) that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the reasonable expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and does not impose any monetary or other obligation or restriction on the Indemnified Party.

All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party, which notice shall be delivered no more frequently than on a monthly basis (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d)  Contribution.    If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. Notwithstanding anything to the contrary contained herein, the Holder shall be required to contribute under this Section 5(d) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties. The indemnity and contribution agreements herein are in addition to and not in diminution or limitation of any indemnification provisions under the Purchase Agreement.

6.    Rule 144.

As long as any Holder owns any Notes, Conversion Shares, Warrants or Warrant Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. As long as any Holder owns any Notes, Conversion Shares, Warrants or Warrant Shares, if the

Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Person to sell Conversion Shares and Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including compliance with the provisions of the Purchase Agreement relating to the transfer of the Conversion Shares and Warrant Shares. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

7.    Covenants of Purchasers.

In connection with the Registration Statement, each of the Purchasers covenants as follows:

(a)  Unless and until such Purchaser has provided written notice to the Company to the contrary, all sales of Registrable Securities by such Purchaser shall be made without payment of underwriting discounts or commissions except for the usual and customary commission paid to brokers or dealers.

(b)  Such Purchaser shall advise the Company of any arrangement with a broker or dealer for the sale of such Purchaser’s Registrable Securities through a block trade, special offering, exchange or secondary distribution or a principal purchase by a broker or dealer, and the details of such transaction.

(c)  Such Purchaser shall comply with all prospectus delivery requirements with respect to sales of the Registrable Securities to the extent required by the Securities Act and other applicable law.

(d)  Such Purchaser shall report to the Company, upon written request of the Company, whether all Registrable Securities held by such Purchaser have been sold or otherwise transferred.

8.    Miscellaneous.

(a)  Remedies.    In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)  No Inconsistent Agreements.    Except as otherwise disclosed in the Purchase Agreement, neither the Company nor any of its subsidiaries is a party to an agreement currently in effect, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Without limiting the generality of the foregoing, without the written consent of the Holders of a majority of the then outstanding Registrable Securities, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Holders set forth herein, and are not otherwise in conflict with the provisions of this Agreement.

(c)  Notice of Effectiveness.    Within two (2) Business Days after the Registration Statement which includes the Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) confirmation that the Registration Statement has been declared effective by the Commission in form and substance reasonably acceptable to the holders of Registrable Securities.

(d)  Piggy-Back Registrations.    If at any time when there is not an effective Registration Statement covering all of the Registrable Securities, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or its then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each Holder of Registrable Securities written notice of such determination and, if within seven (7) Business Days after receipt of such notice, any such Holder shall so request in writing (which request shall specify the Registrable Securities intended to be disposed of by the Holder), the Company will cause the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holder, to the extent required to permit the disposition of the Registrable Securities so to be registered, provided that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to such Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with Section 4 hereof), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 8(d) for the same period as the delay in registering such other securities. The Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 8(d) that are eligible for sale pursuant to Rule 144 of the Securities Act after one year (provided that the Company has never been a “shell company” as defined in Rule 144(i)). In the case of an underwritten public offering, if the managing underwriter(s) or underwriter(s) should reasonably object to the inclusion of the Registrable Securities in such registration statement, then if the Company after consultation with the managing underwriter should reasonably determine that the inclusion of such Registrable Securities, would materially adversely affect the offering contemplated in such registration statement, and based on such determination recommends inclusion in such registration statement of fewer or none of the Registrable Securities of the Holders, then (x) the number of Registrable Securities of the Holders included in such registration statement shall be reduced pro-rata among such Holders (based upon the number of Registrable Securities requested to be included in the registration), if the Company after consultation with the underwriter(s) recommends the inclusion of fewer Registrable Securities, or (y) none of the Registrable Securities of the Holders shall be included in such registration statement, if the Company after consultation with the underwriter(s) recommends the inclusion of none of such Registrable Securities; provided, however, that if securities are being offered for the account of other persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of Registrable Securities intended to be offered by the Holders than the fraction of similar reductions imposed on such other persons or entities (other than the Company).

(e)  Failure to File Registration Statement and Other Events.    The Company and the Holders agree that the Holders will suffer damages if the Registration Statement is not filed on or prior to the Filing Deadline and maintained in the manner contemplated herein during the Effectiveness Period. The Company and the Holders further agree that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (i) the Registration Statement is not filed on or prior to the forty-fifth (45th) day after the Closing Date, or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be “reviewed,” or not subject to further review, or (iii) the Registration Statement is not declared effective by the Commission as to all Registrable Securities, subject to the Issuable Maximum, within one-hundred twenty (120) days after the Closing Date, or (iv) the Registration Statement is filed with and declared effective by the Commission but thereafter ceases to be effective as to all Registrable Securities, subject to the Issuable Maximum, at any time prior to the expiration of the Effectiveness Period, without being succeeded promptly by a subsequent Registration Statement filed with the Commission, except as otherwise permitted by this Agreement, including pursuant to Section 3(n), or (v) trading in the Common Stock shall be suspended or if the Common Stock is delisted from any securities exchange, quotation system or market on which Registrable Securities are required hereunder to be listed (each an “Exchange”), without immediately being listed on any other Exchange, for any reason for more than five (5) Business Days, other than pursuant to Section 3(n), or (vi) prior to the first anniversary of the Closing Date, the Company fails to remain subject to, or fails to file with the Commission all reports required to be filed by the Company pursuant to, Section 13 or 15(d) of the Exchange Act, or (vii) the conversion or redemption rights of the Holders, or the exercise rights of the Holders under the Warrants, are suspended for any reason without the consent of the particular Holder other than as set forth in the Notes or Warrants, or (viii) the Company has breached Section 3(n) of this Agreement (any such failure or breach being referred to as an “Event”), the Company shall pay in cash as liquidated damages for such failure and not as a penalty to each Holder an amount equal to one percent (1%) of such Holder’s Purchase Price paid by such Holder pursuant to the Purchase Agreement for the initial thirty (30) day period until the applicable Event has been cured or until the Notes have been redeemed (whichever is earlier), and one percent (1%) of such Holder’s Purchase Price paid by such Holder pursuant to the Purchase Agreement for each subsequent thirty (30) day period until the applicable Event has been cured (the “Periodic Amount”). Payments to be made pursuant to this Section 8(e) shall be due and payable immediately upon demand in immediately available cash funds. The parties agree that the Periodic Amount represents a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of damages that may be incurred by the Holders if the Registration Statement is not filed on or prior to Filing Deadline and maintained in the manner contemplated herein during the Effectiveness Period or if any other Event as described herein has occurred. Notwithstanding the foregoing, the Company shall remain obligated to cure the breach or correct the condition that caused the Event, and the Holder shall have the right to take any action necessary or desirable to enforce such obligation.

(f)  Specific Enforcement, Consent to Jurisdiction.

(i)  The Company and the Holders acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

(ii)  Each of the Company and the Holders (i) hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts located in New York City, New York for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Holders consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 8(f) shall affect or limit any right to serve process in any other manner permitted by law.

(g)  Amendments and Waivers.    The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least 75% of the Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(h)  Notices.    Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., New York City time, on a Business Day, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Business Day or later than 5:00 p.m., New York City time, on any date and earlier than 11:59 p.m., New York City time, on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service such as Federal Express or (iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be with respect to each Holder at its address set forth under its name on Schedule 1 attached hereto, or with respect to the Company, addressed to:

Local Corporation

7555 Irvine Center Drive

Irvine, CA 92618

Attention: General Counsel

Facsimile No.: 949-419-1194

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice. Copies of notices to any Holder shall be sent to the addresses, if any, listed on Schedule 1 attached hereto.

(i)  Successors and Assigns.    This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of each Holder and its successors and assigns; provided, that the Company may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of each Holder; and provided, further, that each Holder may assign its rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(j)  Assignment of Registration Rights.    The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by each Holder to any transferee of such Holder of all or a portion of the Notes, the Warrants or the Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section 8(j), the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement. The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.

The Company may require, as a condition of allowing such assignment in connection with a transfer of Notes, Warrants or Registrable Securities (i) that the Holder or transferee of all or a portion of the Notes, the Warrants or the Registrable Securities as the case may be, furnish to the Company a written opinion of counsel that is reasonably acceptable to the Company to the effect that such transfer may be made without registration under the Securities Act, (ii) that the Holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act.

(k)  Counterparts; Facsimile.    This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by email of an electronic image or facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such electronic image or facsimile signature were the original thereof.

(l)  Governing Law.    This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law thereof.

(m)  Cumulative Remedies.    The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(n)  Severability.    If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(o)  Headings.    The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(p)  Registrable Securities Held by the Company and its Affiliates.    Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than any Holder or transferees or successors or assigns thereof if such Holder is deemed to be an Affiliate solely by reason of its holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(q)  Obligations of Purchasers.    The Company acknowledges that the obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. The decision of each Purchaser to enter into to this Agreement has been made by such Purchaser independently of any other Purchaser. The Company further acknowledges that nothing contained in this Agreement, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

Each Purchaser acknowledges and agrees that it has been represented by its own separate legal counsel in their review and negotiation of this Agreement and with respect to the transactions contemplated hereby. For reasons of administrative convenience only, this Agreement has been prepared by Special Counsel (counsel for The Tail Wind Fund Ltd. (“TWF”)) and the Special Counsel will perform certain duties under this Agreement. Such counsel does not represent all of the Purchasers but only TWF. The Company has elected to provide all Purchasers with the same terms and Agreement for the convenience of the Company and not because it was required or requested to do so by the Purchasers. The Company acknowledges that such procedure with respect to this Agreement in no way creates a presumption that the Purchasers are in any way acting in concert or as a group with respect to this Agreement or the transactions contemplated hereby or thereby.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Investor Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

COMPANY:

LOCAL CORPORATION

By:	/s/ Kenneth S. Cragun
Name: Kenneth S. Cragun
Title:

PURCHASERS:

THE TAIL WIND FUND LTD.
By: CIM INVESTMENT MANAGEMENT LTD., as investment manager

By:	/s/ Daniel A. Nye
Name: Daniel A. Nye, CFA
Title: Portfolio Manager

WOLVERINE FLAGSHIP FUND TRADING LIMITED

By:	/s/ Kenneth Nadel
Name: Kenneth Nadel
Title: Chief Operating Officer

SCHEDULE 1

PURCHASERS

Name and Address	Copy of Notice to:
The Tail Wind Fund Ltd. c/o CIM Investment Management Ltd. Attn: Daniel Nye 8 Waterloo Place, Fourth Floor London SW1Y 4BE, UK Fax: 011-44-207-468-7630 Email: d.nye@ciminvest.com	Peter J. Weisman, P.C. Two Rector Street Third Floor New York, NY 10006 Email: pweisman@pweisman.com

Wolverine Flagship Fund Trading Limited 175 West Jackson Blvd., 2nd Floor Chicago, IL 60604 Attn: Kenneth Nadel Email: knadel@wolvefunds.com	Michael Adelstein, Esq. Greenberg Traurig LLP 200 Park Ave New York New York 10166 Email: Adelsteinm@gtlaw.com Fax: (212) 805-9222 And to: John Ziegelman Ziegelman@wolvefunds.com

EXHIBIT A

PLAN OF DISTRIBUTION

We are registering the shares of common stock on behalf of the selling security holders. Sales of shares may be made by selling security holders, including their respective donees, transferees, pledgees or other successors-in-interest directly to purchasers or to or through underwriters, broker-dealers or through agents. Sales may be made from time to time on the Nasdaq Capital Market, any other exchange or market upon which our shares may trade in the future, in the over-the-counter market or otherwise, at market prices prevailing at the time of sale, at prices related to market prices, or at negotiated or fixed prices. The shares may be sold by one or more of, or a combination of, the following:

•

a block trade in which the broker-dealer so engaged will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction (including crosses in which the same broker acts as agent for both sides of the transaction);

•	purchases by a broker-dealer as principal and resale by such broker-dealer, including resales for its account, pursuant to this prospectus;

•	ordinary brokerage transactions and transactions in which the broker solicits purchases;

•	through options, swaps or derivatives;

•	in privately negotiated transactions;

•	in making short sales entered into after the date of this prospectus or in transactions to cover such short sales; and

•	put or call option transactions relating to the shares.

The selling security holders may effect these transactions by selling shares directly to purchasers or to or through broker-dealers, which may act as agents or principals. These broker-dealers may receive compensation in the form of discounts, concessions or commissions from the selling security holders and/or the purchasers of shares for whom such broker-dealers may act as agents or to whom they sell as principals, or both (which compensation as to a particular broker-dealer might be in excess of customary commissions). The selling security holders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their securities.

The selling security holders may enter into hedging transactions with broker-dealers or other financial institutions. In connection with those transactions, the broker-dealers or other financial institutions may engage in short sales of the shares or of securities convertible into or exchangeable for the shares in the course of hedging positions they assume with the selling security holders. The selling security holders may also enter into options or other transactions with broker-dealers or other financial institutions which require the delivery of shares offered by this prospectus to those broker-dealers or other financial institutions. The broker-dealer or other financial institution may then resell the shares pursuant to this prospectus (as amended or supplemented, if required by applicable law, to reflect those transactions).

The selling security holders and any broker-dealers that act in connection with the sale of shares may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act of 1933, and any commissions received by broker-dealers or any profit on the resale of the shares sold by them while acting as principals may be deemed to be underwriting discounts or commissions under the Securities Act. The selling security holders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares against liabilities, including liabilities arising under the Securities Act. We have agreed to indemnify each of the selling security holders and each selling security holder has agreed, severally and not jointly, to indemnify us against some liabilities in connection with the offering of the shares, including liabilities arising under the Securities Act.

The selling security holders will be subject to the prospectus delivery requirements of the Securities Act. We have informed the selling security holders that the anti-manipulative provisions of Regulation M promulgated under the Securities Exchange Act of 1934 may apply to their sales in the market.

Selling security holders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, provided they meet the criteria and conform to the requirements of Rule 144.

Upon being notified by a selling security holder that a material arrangement has been entered into with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, we will file a supplement to this prospectus, if required pursuant to Rule 424(b) under the Securities Act, disclosing:

•	the name of each such selling security holder and of the participating broker-dealer(s);

•	the number of shares involved;

•	the initial price at which the shares were sold;

•	the commissions paid or discounts or concessions allowed to the broker-dealer(s), where applicable;

•	that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus; and

•	other facts material to the transactions.

In addition, if required under applicable law or the rules or regulations of the Commission, we will file a supplement to this prospectus when a selling security holder notifies us that a donee or pledgee intends to sell more than 500 shares of common stock.

We are paying all expenses and fees in connection with the registration of the shares. The selling security holders will bear all brokerage or underwriting discounts or commissions paid to broker-dealers in connection with the sale of the shares.

Appendix F

SUBSIDIARY GUARANTEE

SUBSIDIARY GUARANTEE, dated as of April 11, 2013 (this “Guarantee”), made by Krillion, Inc. and Screamin Media Group, Inc. (collectively and together with any other entity that may become a party hereto as provided herein, individually and collectively, the “Guarantor”, and together with the Company (as defined below), the “Debtors”), in favor of the purchasers (collectively including such purchasers’ successors, transferees and assigns, the “Purchasers”) signatory to the Purchase Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Convertible Note and Warrant Purchase Agreement (“Purchase Agreement”) dated on or about the date hereof by and between Local Corporation, a Delaware corporation (the “Company”), and the Purchasers, the Company has agreed to sell and issue to the Purchasers, and the Purchasers have agreed to purchase from the Company, the Company’s 7% Convertible Notes Due April 11, 2015 (the “Notes”), subject to the terms and conditions set forth therein;

WHEREAS, each Guarantor is a direct or indirect Subsidiary of the Company, and as a condition to the Closing of the transactions contemplated by the Purchase Agreement, and in order to induce the Purchasers to enter into and consummate the transactions contemplated by the Purchase Agreement (including without limitation purchasing the Notes and making the loans evidenced thereby), the Company has agreed that the Guarantor would guaranty the Company’s obligations under the Notes in accordance with the terms set forth in this Guarantee, the Notes and Purchase Agreement; and

WHEREAS, each Guarantor will directly benefit from the extension of credit to the Company represented by the issuance of the Notes;

NOW, THEREFORE, in consideration of the premises and to induce the Purchasers to enter into the applicable Purchase Agreement and to carry out the transactions contemplated thereby, each Guarantor hereby agrees with the Purchasers as follows:

1.    Definitions.    Unless otherwise defined herein, initially capitalized terms defined in the Purchase Agreement and used herein shall have the meanings given to them in the Purchase Agreement. The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and Section and Schedule references are to this Guarantee unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. The following terms shall have the following meanings:

“Guarantee” means this Subsidiary Guarantee, as the same may be amended, supplemented or otherwise modified from time to time.

“Obligations” means, in addition to all other costs and expenses of collection incurred by Purchasers in enforcing any of such Obligations and/or this Guarantee, all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing, of any Debtor to the Purchasers, including without limitation all obligations under the Purchase Agreement, the Notes, the Warrants, this Guarantee and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from any of the Purchasers as a preference, fraudulent transfer or otherwise, as such obligations may be amended, supplemented, converted, extended or modified from time to time. Without limiting the generality of the foregoing, the term “Obligations” shall include without limitation: (i) principal of, and interest on, the Notes and the loans extended pursuant thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Debtors from time to time under or in connection with the Purchase Agreement, the Investor Rights Agreement, the Notes, the Warrants, this Guarantee and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith (“Transaction Documents”); and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Debtor.

2.    Guarantee.

(a)  Guarantee.

(i)  The Guarantor hereby, jointly and severally, absolutely, unconditionally and irrevocably, guarantees to the Purchasers and their respective successors, endorsees, transferees and assigns, the prompt and complete payment and performance by the Company when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations. The Guarantor’s liability under this Guarantee shall be unlimited, open and continuous for so long as this Guarantee remains in force. For clarification, each Guarantor’s liability under this Guarantee shall be joint and several.

(ii)  Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of the Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Purchasers hereunder.

(iii)  The guarantee contained in this Section 2 shall remain in full force and effect until all the Obligations and the obligations of Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full.

(iv)  No payment made by the Company, the Guarantor, any other guarantor or any other Person or received or collected by the Purchasers from the Company, the Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by the Guarantor in respect of the Obligations or any payment received or collected from the Guarantor in respect of the Obligations), remain liable for the Obligations until the Obligations are paid in full.

(b)  Right of Contribution.    Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, the Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2(c). The provisions of this Section 2(b) shall in no respect limit the obligations and liabilities of the Guarantor to the Purchasers, and Guarantor shall remain liable to the Purchasers for the full amount guaranteed by the Guarantor hereunder.

(c)  No Subrogation.    Notwithstanding any payment made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by the Purchasers, no Guarantor shall be entitled to be subrogated to any of the rights of the Purchasers against the Company or any other Guarantor or guarantee or right of offset held by the Purchasers for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Company or any other Guarantor in respect of payments made by the Guarantor hereunder, until all amounts owing to the Purchasers by the Company on account of the Obligations are paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations have not been paid in full, such amount shall be held by the Guarantor in trust for the Purchasers, segregated from other funds of the Guarantor, and shall, promptly following receipt by the Guarantor, be turned over to the Purchasers in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Purchasers, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Purchasers may determine.

(d)  Amendments, Etc. With Respect to the Obligations.    Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Purchasers may be rescinded by the Purchasers and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Purchasers, and the Purchase Agreement, the Notes and the other Transaction Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Purchasers may deem advisable from time to time, and guarantee or right of offset at any time held by the Purchasers for the payment of the Obligations may be sold, exchanged, waived, surrendered or released.

(e)  Guarantee Absolute and Unconditional.    Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Purchasers upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Company and the Guarantor, on the one hand, and the Purchasers, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Guarantor waives, to the fullest extent permitted by law, diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or the Guarantor with respect to the Obligations. Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Purchase Agreement, the Notes or any other Transaction Document, any of the Obligations or guarantee or right of offset with respect thereto at any time or from time to time held by the Purchasers, (b) any defense, set-off or counterclaim (other than a defense of payment and performance in full of the Obligations) which may at any time be available to or be asserted by the Company or any other Person against the Purchasers, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Company for the Obligations, or of the Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against the Guarantor, the Purchasers may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as they may have against the Company, any other Guarantor or any other Person or against any guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Purchasers to make any such demand, to pursue such other rights or remedies or to collect any payments from the Company, any other Guarantor or any other Person or to realize upon any such guarantee or to exercise any such right of offset, or any release of the Company, any other Guarantor or any other Person or any guarantee or right of offset, shall not relieve the Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Purchasers against the Guarantor. For the purposes hereof, “demand” shall include without limitation the commencement and continuance of any legal proceedings.

(f)  Reinstatement.    The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Purchasers upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

(g)  Payments.    Guarantor hereby guarantees that payments hereunder will be paid to the Purchasers without set-off or counterclaim in U.S. dollars at the address set forth or referred to in the Purchase Agreement.

3.    Representations and Warranties.    Guarantor hereby makes the following representations and warranties to the Purchasers as of the date hereof:

(a)  Organization and Qualification.    The Guarantor is an entity, duly organized, validly existing and in good standing under the laws of the applicable jurisdiction set forth on Schedule 1, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Guarantor has no subsidiaries other than those identified as such on the Disclosure Schedules to the Purchase Agreement. The Guarantor is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of any of this Guaranty in any material respect, (y) have a material adverse effect on the results of operations, assets, prospects, or financial condition of the Guarantor, or (z) adversely impair in any material respect the Guarantor’s ability to perform fully on a timely basis its obligations under this Guaranty (a “Material Adverse Effect”).

(b)  Authorization; Enforcement.    The Guarantor has the requisite power and authority to enter into and to consummate the transactions contemplated by this Guaranty, and otherwise to carry out its obligations hereunder. The execution and delivery of this Guaranty by the Guarantor and the consummation by it of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Guarantor. This Guaranty has been duly executed and delivered by the Guarantor and constitutes the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms.

(c)  No Conflicts.    The execution, delivery and performance of this Guaranty by the Guarantor and the consummation by the Guarantor of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of its Certificate of Incorporation or Bylaws or (ii) conflict with, constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Guarantor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Guarantor is subject (including federal and state securities laws and regulations), or by which any material property or asset of the Guarantor is bound or affected, except in the case of each of clauses (ii) and (iii) such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Guarantor is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, do not have a Material Adverse Effect.

(d)  Consents and Approvals.    The Guarantor is not required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local, foreign or other governmental authority or other person, except Square 1 Bank, in connection with the execution, delivery and performance by the Guarantor of this Guaranty.

(e)  Company’s Request.    This Guarantee is executed at the Company’s request and not at the request of the Purchasers.

(f)  Obtaining Company Information.    The Guarantor has established adequate means of obtaining from the Company on a continuing basis information regarding the Company’s financial condition.

(g)  Solvency.    As of the date hereof and after giving effect to the transactions contemplated hereby (a) the property of the Guarantor, at a fair valuation, will exceed its debt; (b) the capital of the Guarantor will not be unreasonably small to conduct its business; (c) the Guarantor will not have incurred debts, or have intended to incur debts, beyond its ability to pay such debts as they mature; and (d) the present fair salable value of the assets of the Guarantor will be greater than the amount that will be required to pay its probable liabilities (including debts) as they become absolute and matured. For purposes of this subsection

(g), “debt” means any liability on a claim, and “claim” means (i) the right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, undisputed, legal, equitable, secured or unsecured, or (ii) the right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, undisputed, secured or unsecured.

4.    Covenants.

(a)  Actions.    Guarantor covenants and agrees with the Purchasers that, from and after the date of this Guarantee until the Obligations shall have been paid in full, the Guarantor shall take, and/or shall refrain from taking, as the case may be, each commercially reasonable action that is necessary to be taken or not taken, as the case may be, so that no Event of Default is caused by the failure to take such action or to refrain from taking such action by the Guarantor.

(b)  Insurance.    So long as the Notes remain outstanding, the Guarantor shall have in full force and effect (a) insurance reasonably believed by the Guarantor to be adequate on all assets and activities, covering property damage and loss of income by fire or other casualty, and (b) insurance reasonably believed to be adequate protection against all liabilities, claims and risks against which it is customary for companies similarly situated as the Guarantor to insure.

(c)  Compliance with Laws.    So long as the Notes remain outstanding, Guarantor will use reasonable efforts to comply with all applicable laws, rules, regulations, orders and decrees of all governmental authorities, except to the extent non-compliance (in one instance or in the aggregate) would not have a Material Adverse Effect.

(d)  Corporate Existence; Merger and Consolidation.    So long as the Notes remain outstanding, the Guarantor shall maintain their corporate existence. The Guarantor shall not consolidate with or merge with or into, or convey, transfer or lease all or substantially all its assets to, any Person, except to the same extent that the Company is so permitted, and in accordance with the same provisions applicable to the Company, in the Purchase Agreement or the Notes (with the assumption of obligations applying to the assumption of the obligations under this Guarantee).

(e)  Taxes.    The Guarantor shall pay, and shall cause each of its subsidiaries to pay, prior to delinquency, all material taxes, assessments, and governmental levies except such as are contested in good faith and by appropriate proceedings or where the failure to effect such payment is not adverse in any material respect to the Guarantor or the Purchasers.

(f)  Stay, Extension and Usury Laws.    The Guarantor covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Guarantee; and the Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any right herein granted to the Purchasers, but shall suffer and permit the execution of every such right as though no such law has been enacted.

(g)  Negative Covenants.    So long as any of the Obligations are outstanding, unless the Purchasers shall otherwise consent in writing, Guarantor will not directly or indirectly on or after the date of this Guarantee:

i.  enter into, create, incur, assume or suffer to exist any indebtedness for borrowed money of any kind, including but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

ii.  enter into, create, incur, assume or suffer to exist any liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

iii.  amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Purchasers hereunder;

iv.  repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its securities or debt obligations;

v.  repay, repurchase or offer to repay, repurchase or otherwise acquire any Indebtedness, other than regularly scheduled principal and interest payments as such terms are in effect as of the Closing Date;

vi.  repay, repurchase or offer to repay, repurchase or otherwise acquire any indebtedness to any current or former employees, officers or directors of the Guarantor or Company or such current or former employees’, officers’ or directors’ affiliates;

vii.  pay cash dividends or distributions on any equity securities of the Guarantor;

viii.  enter into any transaction with any Affiliate of the Guarantor which would be required to be disclosed in any public filing of the Company with the Commission, unless such transaction is made on an arm’s-length basis and expressly approved by a majority of the disinterested directors of the Company (even if less than a quorum otherwise required for board approval); or

ix.  enter into any agreement with respect to any of the foregoing;

provided, however, that the Guarantor shall not be prohibited from undertaking any of the actions described above that the Company is permitted to undertake pursuant to the terms of the Purchase Agreement, Notes and any and all other agreements or other documents entered into in connection with the financings contemplated by the Purchase Agreement.

5.    Security Agreement.

(a)  Grant of Security Interest.    Each Guarantor hereby grants and pledges to the Purchasers a continuing security interest in the Collateral (as defined below) to secure prompt repayment of any and all Obligations and to secure prompt performance by the Debtors of their covenants and duties under the Transaction Documents. Except for Permitted Liens (as defined in the Notes), each such security interest constitutes a valid, second priority security interest in the presently existing Collateral, and will constitute a valid, second priority security interest in later-acquired Collateral. Such security interest shall have second priority only to Square 1. Each Guarantor also hereby agrees not to sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, license (other than in the ordinary course of Guarantors’ business), or encumber any of its Intellectual Property. Notwithstanding any termination of this Agreement or of any filings undertaken related to Purchasers’ rights under the Codes, the Purchasers’ Lien (as defined in the Notes) on the Collateral shall remain in effect for so long as any Obligations are outstanding.

(b)  Perfection of Security Interest.    Each Guarantor authorizes Purchasers to file at any time financing statements, continuation statements, and amendments thereto that (i) either specifically describe the Collateral or describe the Collateral as all assets of such Guarantor of the kind pledged hereunder, and (ii) contain any other information required by the Codes for the sufficiency of filing office acceptance of any financing statement, continuation statement, or amendment, including whether any Guarantor is an organization, the type of organization and any organizational identification number issued to such Guarantor, if applicable. Debtors shall have possession of the Collateral, except where expressly otherwise provided in this Guaranty. Where Collateral is in possession of a third party bailee, Debtors shall take such steps as Purchasers reasonably request for Purchasers to, subject to the rights of Square 1 or the rights of the Debtors under the Square 1 Loan Documents (as defined in the Notes) (i) obtain an acknowledgment, in form and substance satisfactory to Purchasers, of the bailee that the bailee holds such Collateral for the benefit of Purchasers, and (ii) obtain “control” of any Collateral consisting of investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such items and the term “control” are defined in Revised Article 9 of the Uniform Commercial Code) by causing the securities intermediary or depositary institution or issuing banks to execute a control agreement in form and substance satisfactory to Purchasers. Debtors will not create any chattel paper without placing a legend on the chattel paper acceptable to

Purchasers indicating that Purchasers have a security interest in the chattel paper (together with Square 1 (if applicable)). Debtors shall take such other actions as Purchasers request to perfect their security interests granted under this Guarantee. The Debtors shall pay any and all third party expenses incurred by the Purchasers in connection with the preparation and filing of any such perfection documents. Each Debtor represents and warrants that all of the representations and warranties contained in the Square 1 Loan Documents with respect to the Collateral are true and correct as of the date hereof, and each Debtor agrees to comply with all of the obligations contained in the Square 1 Loan Documents with respect to the Collateral. In the event the Square 1 Facility is repaid in full, each Guarantor shall enter into an additional security agreement with respect to the Collateral in form and substance reasonably satisfactory to the Purchasers.

(c)  Collateral Definitions.

“Collateral” means the property described on Annex A attached hereto and all Negotiable Collateral to the extent not described on Annex A, except to the extent any such property (i) is nonassignable by its terms without the consent of the licensor thereof or another party (but only to the extent such prohibition on transfer is enforceable under applicable law, including without limitation under the Codes), (ii) the granting of a security interest therein is contrary to applicable law, provided that upon the cessation of any such restriction or prohibition, such property shall automatically become part of the Collateral, (iii) constitutes the capital stock of a controlled foreign corporation (as defined in the Internal Revenue Code of 1986, as amended, and the regulations thereunder), in excess of 65% of the voting power of all classes of capital stock of such controlled foreign corporations entitled to vote, or (iv) property (including any attachments, accessions or replacements) that is subject to a Lien (as defined in the Notes) that is permitted pursuant to clause (b) of the definition of Permitted Liens (as defined in the Notes), if the grant of a security interest with respect to such property pursuant to this Guarantee would be prohibited by the agreement creating such Permitted Lien or would otherwise constitute a default thereunder, provided, that such property will be deemed “Collateral” hereunder upon the termination and release of such Permitted Lien.

“Codes” means the New York and Delaware Uniform Commercial Codes as amended or supplemented from time to time.

“Negotiable Collateral” means all of each Guarantor’s present and future letters of credit of which it is a beneficiary, drafts, instruments (including promissory notes), securities, documents of title, and chattel paper, and such each Guarantor’s books and records relating to any of the foregoing.

6.    Miscellaneous.

(a)  Amendments in Writing.    None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except in writing by the Purchasers.

(b)  Notices.    All notices, requests and demands to or upon the Purchasers or the Guarantor hereunder shall be effected in the manner provided for in the Purchase Agreement, provided that any such notice, request or demand to or upon the Guarantor shall be addressed to the Guarantor at its notice address set forth on Schedule 1.

(c)  No Waiver by Course of Conduct; Cumulative Remedies.    The Purchasers shall not by any act (except by a written instrument pursuant to Section 6(a)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default under the Transaction Documents or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Purchasers any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Purchasers of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Purchasers would otherwise have on any future occasion. The rights and remedies provided herein are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

(d)  Enforcement Expenses; Indemnification.

(i)  Guarantor agrees to pay, or reimburse the Purchasers for, all costs and expenses incurred in collecting against the Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Guarantee and the other Transaction Documents to which the Guarantor is a party, including without limitation the reasonable fees and disbursements of counsel to the Purchasers.

(ii)  Guarantor agrees to pay, and to save the Purchasers harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable in connection with any of the transactions contemplated by this Guarantee.

(iii)  Guarantor agrees to pay, and to save the Purchasers harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Guarantee to the extent the Company would be required to do so pursuant to the Purchase Agreement.

(iv)  The agreements in this Section shall survive repayment of the Obligations and all other amounts payable under the Purchase Agreement, the Notes and the other Transaction Documents.

(e)  Successor and Assigns.    This Guarantee shall be binding upon the successors and assigns of Guarantor and shall inure to the benefit of the Purchasers and their respective successors and assigns; provided that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Guarantee without the prior written consent of the Purchasers.

(f)  Set-Off.    Guarantor hereby irrevocably authorizes the Purchasers at any time and from time to time while an Event of Default under any of the Transaction Documents shall have occurred and be continuing, without notice to the Guarantor or any other guarantor, any such notice being expressly waived by Guarantor, to set-off and appropriate and apply any and all deposits, credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Purchasers to or for the credit or the account of the Guarantor, or any part thereof in such amounts as the Purchasers may elect, against and on account of the obligations and liabilities of the Guarantor to the Purchasers hereunder and claims of every nature and description of the Purchasers against the Guarantor, in any currency, whether arising hereunder, under the Purchase Agreement, any other document entered into in connection therewith, as the Purchasers may elect, whether or not the Purchasers have made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Purchasers shall notify the Guarantor promptly of any such set-off and the application made by the Purchasers of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Purchasers under this Section are in addition to other rights and remedies (including without limitation other rights of set-off) which the Purchasers may have.

(g)  Counterparts.    This Guarantee may be executed by one or more of the parties to this Guarantee on any number of separate counterparts (including by fax or PDF), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

(h)  Severability.    Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(i)  Section Headings.    The Section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

(j)  Integration.    This Guarantee and the other Transaction Documents represent the agreement of the Guarantor and the Purchasers with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Purchasers relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Transaction Documents.

(k)  Governing Law.    This guarantee shall be governed by, and construed and interpreted in accordance with, the law of the state of New York without regard to any principles of conflicts of laws.

(l)  Submission to Jurisdictional; Waiver.    Guarantor hereby irrevocably and unconditionally:

(i)  submits for itself and its property in any legal action or proceeding relating to this Guarantee and the other Transaction Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, located in New York, New York, the courts of the United States of America located in New York, New York, and appellate courts from any thereof;

(ii)  consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(iii)  agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Guarantor at its address referred to in Schedule 1 below or at such other address of which the Purchasers shall have been notified pursuant thereto;

(iv)  agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(v)  waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

(m)  Acknowledgements.    Guarantor hereby acknowledges that:

(i)  it has been advised by counsel in the negotiation, execution and delivery of this Guarantee and the other Transaction Documents to which it is a party;

(ii)  the Purchasers have no fiduciary relationship with or duty to the Guarantor arising out of or in connection with this Guarantee or any of the other Transaction Documents, and the relationship between the Guarantor, on the one hand, and the Purchasers, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(iii)  no joint venture is created hereby or by the other Transaction Documents or otherwise exists by virtue of the transactions contemplated hereby between the Guarantor and the Purchasers.

(n)  Release of Guarantor.    Subject to Section 2, Guarantor will be released from all liability hereunder concurrently with the repayment in full of all amounts owed under the Purchase Agreement, the Notes and the other Transaction Documents.

(o)  Waiver of Jury Trial.    GUARANTOR AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, THE PURCHASERS, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE AND FOR ANY COUNTERCLAIM THEREIN.

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered as of the date first above written.

KRILLION, INC.

By:	/s/ Kenneth S. Cragun
Name: Kenneth S. Cragun
Title: CFO

SCREAMIN MEDIA GROUP, INC.

By:	/s/ Kenneth S. Cragun
Name: Kenneth S. Cragun
Title: CFO

SCHEDULE 1

GUARANTOR

The following are the names, notice addresses, jurisdiction of organization and percentage ownership of Guarantor by the Company.

NAME	ADDRESS FOR NOTICE	JURISDICTION OF INCORPORATION	PERCENTAGE OWNED BY COMPANY
KRILLION, INC.	7555 Irvine Center Drive Irvine, CA 92618	Delaware	100%
SCREAMIN MEDIA GROUP, INC.	7555 Irvine Center Drive Irvine, CA 92618	Delaware	100%

ANNEX A

DEBTOR:	KRILLION, INC.

SECURED PARTIES:	THE TAIL WIND FUND LTD. WOLVERINE FLAGSHIP FUND TRADING LIMITED

ANNEX A

COLLATERAL DESCRIPTION ATTACHMENT TO SECURITY AGREEMENT

CONTAINED IN SECTION 5 OF SUBSIDIARY GUARANTEE

All personal property of KRILLION, INC. (herein referred to as “Debtor”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

(a) all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), financial assets, general intangibles (including without limitation all Patents, Trademarks, Copyrights, Intellectual Property Licenses, goodwill, payment intangibles and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records; and

(b) any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the New York Uniform Commercial Code, as amended or supplemented from time to time, including revised Article 9 of the Uniform Commercial Code-Secured Transactions.

As used herein, the following initially capitalized terms shall have the following meanings:

“Copyrights” means any and all copyrights and copyright registrations, including without limitation the copyright registrations and recordings listed on Schedule I attached hereto, if any, and (i) all reissues, continuations, extensions or renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, subject to payment to any co-owner of its, his or her share thereof, including without limitation payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (iii) the right to sue for past, present and future infringements thereof, and (iv) all of the Debtor’s rights corresponding thereto throughout the world.

“Intellectual Property Licenses” means any and all rights under or interest in any Patent, Trademark, Copyright or other intellectual property under a license agreement, whether verbal or in writing, regardless of whether Debtor is a licensee or licensor under any such license agreement, including without limitation all the intellectual property licenses listed on Schedule I attached hereto, if any, and also including without limitation software license agreements with any other party, and also including all of the Debtor’s rights corresponding to Debtor’s Intellectual Property Licenses throughout the world, but specifically excluding any immaterial license agreements where debtor is the licensee and the grant of a security interest therein is prohibited without further action, where “immaterial” shall refer to license agreements which are not essential to the Seller’s operations as a whole and which do not constitute a material value to the Seller.

“Patents” means any and all patents and patent applications, including without limitation the patents and patent applications listed on Schedule I hereto and all continuations, divisionals, provisionals, continuations in part, or reissues of applications related to patents thereon, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, subject to payment to any co-owner or inventor of its, his or her share thereof, including without limitation payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements thereof, and (iv) all of the Debtor’s rights corresponding thereto throughout the world.

“Trademarks” means any and all trademarks, trade names, trade styles, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including without limitation the registered trademarks listed on Schedule I hereto, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, subject to payment to any co-owner of its, his or her share thereof, including without limitation payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of the Debtor’s business symbolized by the foregoing and connected therewith, and (v) all of the Debtor’s rights corresponding thereto throughout the world.

SCHEDULE I

Patents and Patent Applications

None.

Trademarks and Trademark Applications

Owner	Trademark	Country	Status	Application/ Serial Number	Filing Date	Issuance Date	Registration Number
Krillion, Inc.	Krillion	US	Live	77112647	2/21/2007	11/25/2008	3537769

Intellectual Property Licenses

Krillion, Inc. is licensee pursuant to that March 20, 2012 Agency Agreement between itself and Channel Intelligence, Inc.

Krillion, Inc. is licensee pursuant to that August 27, 2007 API Agreement between itself and Shopping.com, Inc.

Krillion is licensor pursuant to that Krillion Partner Program Agreement dated January 1, 2012 between itself and Electrolux Home Products, Inc.

Krillion is licensee pursuant to that API Co-Brand Agreement dated October 7, 2008 between itself and Pricegrabber.com, Inc.

DEBTOR:	SCREAMIN MEDIA GROUP, INC.

SECURED PARTIES:	THE TAIL WIND FUND LTD. WOLVERINE FLAGSHIP FUND TRADING LIMITED

ANNEX A

COLLATERAL DESCRIPTION ATTACHMENT TO SECURITY AGREEMENT

CONTAINED IN SECTION 5 OF SUBSIDIARY GUARANTEE

All personal property of SCREAMIN MEDIA GROUP, INC. (herein referred to as “Debtor”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

(a) all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), financial assets, general intangibles (including without limitation all Patents, Trademarks, Copyrights, Intellectual Property Licenses, goodwill, payment intangibles and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records; and

(b) any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the New York Uniform Commercial Code, as amended or supplemented from time to time, including revised Article 9 of the Uniform Commercial Code-Secured Transactions.

As used herein, the following initially capitalized terms shall have the following meanings:

“Copyrights” means any and all copyrights and copyright registrations, including without limitation the copyright registrations and recordings listed on Schedule I attached hereto, if any, and (i) all reissues, continuations, extensions or renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, subject to payment to any co-owner of its, his or her share thereof, including without limitation payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (iii) the right to sue for past, present and future infringements thereof, and (iv) all of the Debtor’s rights corresponding thereto throughout the world.

“Intellectual Property Licenses” means any and all rights under or interest in any Patent, Trademark, Copyright or other intellectual property under a license agreement, whether verbal or in writing, regardless of whether Debtor is a licensee or licensor under any such license agreement, including without limitation all the intellectual property licenses listed on Schedule I attached hereto, if any, and also including without limitation software license agreements with any other party, and also including all of the Debtor’s rights corresponding to Debtor’s Intellectual Property Licenses throughout the world, but specifically excluding any immaterial license agreements where debtor is the licensee and the grant of a security interest therein is prohibited without further action, where “immaterial” shall refer to license agreements which are not essential to the Seller’s operations as a whole and which do not constitute a material value to the Seller.

“Patents” means any and all patents and patent applications, including without limitation the patents and patent applications listed on Schedule I hereto and all continuations, divisionals, provisionals, continuations in part, or reissues of applications related to patents thereon, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, subject to payment to any co-owner or inventor of its, his or her share thereof, including without limitation payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements thereof, and (iv) all of the Debtor’s rights corresponding thereto throughout the world.

“Trademarks” means any and all trademarks, trade names, trade styles, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including without limitation the registered trademarks listed on Schedule I hereto, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, subject to payment to any co-owner of its, his or her share thereof, including without limitation payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of the Debtor’s business symbolized by the foregoing and connected therewith, and (v) all of the Debtor’s rights corresponding thereto throughout the world.

SCHEDULE I

Patents and Patent Applications

None.

Trademarks and Trademark Applications

None.

Intellectual Property Licenses

None.

PROXY

LOCAL CORPORATION

7555 Irvine Center Drive

Irvine, California 92618

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

LOCAL CORPORATION

The undersigned hereby appoints Kenneth S. Cragun and Heath B. Clarke, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all the shares of LOCAL CORPORATION which the undersigned is entitled to vote at the 2013 Annual Meeting of Stockholders to be held at the offices of the offices of Dorsey & Whitney LLP, Plaza Tower, 600 Anton Boulevard, Suite 2000, Costa Mesa, CA 92626, on August 6, 2013, at 9:00 a.m. PT, and at any and all adjournments or postponements thereof, as follows:

1. Election of Class II Director:

☐	FOR the nominee listed below (except as indicated to the contrary below)	☐	WITHHOLD AUTHORITY to vote for the nominee listed below

Heath B. Clarke

2. Proposal to ratify appointment of independent registered public accounting firm.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3. Proposal to approve the Local Corporation 2013 Employee Stock Purchase Plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN

4. Proposal to approve the issuance of shares of common stock upon the exercise of convertible notes and warrants in excess of 20% of the common shares outstanding prior to the issuance of the convertible notes and warrants.

☐	FOR	☐	AGAINST	☐	ABSTAIN

5. Advisory vote to approve named executive officer compensation.

☐	FOR	☐	AGAINST	☐	ABSTAIN

This Proxy when properly executed will be voted in the manner directed above. If no direction is given, this proxy will be voted FOR proposal number 2.

IMPORTANT—PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY

▼  DETACH PROXY CARD HERE  ▼

Please Detach Here

You Must Detach This Portion of the Proxy Card

▼  Before Returning it in the Enclosed Envelope  ▼

This Proxy confers discretionary authority to vote on any other matters as may properly come before the meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement (with all enclosures and attachments) dated June 28, 2013.

Dated:             , 2013

Signature

Signature if held jointly

Please date this Proxy and sign it exactly as your name or names appear hereon. When shares are held by two or more persons, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held by a corporation, please sign in full corporate name by the President or other authorized officer. If shares are held by a partnership, please sign in partnership name by an authorized person.

Please mark, sign, date and return this Proxy promptly using the enclosed envelope. If your address is incorrectly shown, please print changes.